METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E, Class F and Class G

ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation
Portfolio

MetLife Aggressive Allocation Portfolio

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

MetLife Mid Cap Stock Index Portfolio

BlackRock Strategic Value Portfolio

Loomis Sayles Small Cap Core Portfolio
(formerly, Loomis Sayles Small Cap Portfolio)

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Artio International Stock Portfolio (formerly, Julius Baer International Stock Portfolio)

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio)

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Twenty-nine of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The Asset Allocation Portfolios (as defined below) are “non-diversified.” A “non-diversified” Portfolio may hold fewer securities than a diversified Portfolio of the Fund. If a security in which a “non-diversified” Portfolio invests performs poorly, the Portfolio could incur greater loss than if it had invested in a larger number of securities.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio and FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the index Portfolios and the Asset Allocation Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio, other than the Asset Allocation Portfolios, may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the Asset Allocation Portfolios post a complete list of their holdings on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

Asset Allocation Portfolios

Each of the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”) invests substantially all of its assets in certain other portfolios (the “Underlying Portfolios”) of the Fund or of Met Investors Series Trust (the “Trust”), an affiliated registered investment company. Each Asset Allocation Portfolio is designed to provide investors diversification by investing broadly among various asset classes and sub-classes represented by the portfolio security holdings of the Underlying Portfolios according to each Asset Allocation Portfolio’s investment objective and risk profile. MetLife Advisers, as investment adviser, selects the Underlying Portfolios in which each Asset Allocation Portfolio invests based on established principles of asset allocation and risk tolerance.

MetLife Advisers establishes for each Asset Allocation Portfolio a specific target allocation between equity securities and fixed-income securities. MetLife Advisers may also set target allocations among sub-classes of these asset classes (e.g., for equities, international equities, large cap, mid cap, small cap; for fixed-income securities, investment grade, high yield (or “junk bonds”), short-term). MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes.

In selecting the Underlying Portfolios in which each Asset Allocation Portfolio invests, MetLife Advisers considers an Underlying Portfolio’s historical investment performance and analyzes the Underlying Portfolio’s current holdings to determine its asset class and sub-class characteristics (e.g., for equities, large cap, mid cap, small cap, growth, value, blend; for fixed-income securities, investment grade, high yield, duration, maturity). MetLife Advisers allocates investments among the Underlying Portfolios based on this holdings analysis in an attempt to approximate the asset class and sub-class target allocations of each Asset Allocation Portfolio. The amounts established by MetLife Advisers to be allocated to each Underlying Portfolio are referred to as the “Underlying Portfolio Target.” Because each Underlying Portfolio’s holdings can change from day to day, the actual asset allocation achieved by investing in particular Underlying Portfolios will not correspond exactly to the target allocations of a particular Asset Allocation Portfolio.

The Asset Allocation Portfolios may invest in an Underlying Portfolio that only invests in money market securities. Also, through holdings-based analysis, MetLife Advisers may achieve the targeted allocation to short-term fixed-income securities by counting cash held or money market securities purchased in other Underlying Portfolios in which the Asset Allocation Portfolios invest.

The Underlying Portfolios in which the Asset Allocation Portfolios may currently invest are:

EQUITY PORTFOLIOS

Large Cap Portfolios

BlackRock Large Cap Core Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Janus Forty Portfolio

Jennison Growth Portfolio

Legg Mason Partners Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio

Met/Franklin Mutual Shares Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

Mid Cap Portfolios

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Met/Artisan Mid Cap Value Portfolio

Lazard Mid Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Small Cap Portfolios

BlackRock Strategic Value Portfolio

Dreman Small Cap Value Portfolio

Loomis Sayles Small Cap Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Met/AIM Small Cap Growth Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

Sector Portfolios

Clarion Global Real Estate Portfolio

RCM Technology Portfolio

Van Eck Global Natural Resources Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Artio International Stock Portfolio

Harris Oakmark International Portfolio

Met/Dimensional International Small Company Portfolio

Met/Templeton Growth Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley EAFE Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME

PORTFOLIOS

BlackRock Diversified Portfolio

Met/Franklin Income Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

BlackRock High Yield Portfolio

Barclays Capital Aggregate Bond Index Portfolio

Lord Abbett Bond Debenture Portfolio

Met/Templeton International Bond Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Asset Allocation Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Asset Allocation Portfolios. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart sets out for each Asset Allocation Portfolio the target allocations between equity and fixed-income securities and among sub-classes of these two asset classes as of the date of this prospectus. You should note that these percentages will not directly correspond to investments in the Underlying Portfolios because an Underlying Portfolio may contain one or both asset classes (e.g., equity and fixed-income) and one or more sub-classes of an asset class (e.g., small cap and mid cap equity securities). MetLife Advisers may invest in the Underlying Portfolios so that an Asset Allocation Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation set out in the chart below. Deviations from the asset class target allocations will affect the sub-class target allocations.

Asset Class	Conservative Allocation	Conservative to Moderate Allocation	Moderate Allocation	Moderate to Aggressive Allocation	Aggressive Allocation
Equities Target	20%	40%	60%	80%	100%
International	4%	9%	15%	21%	27%
Large Cap	10%	18%	27%	35%	42%
Mid Cap	5%	9%	12%	16%	20%
Small Cap	1%	4%	6%	8%	11%
Fixed-Income Target	80%	60%	40%	20%	0%
Investment Grade	66%	48%	31%	14%	0%
High Yield	9%	7%	5%	3%	0%
Foreign	5%	5%	4%	3%	0%

Although investments in the Underlying Portfolios will be made in an attempt to approximate the Underlying Portfolio Target, an Asset Allocation Portfolio’s actual allocations could vary substantially from the Underlying Portfolio Target. Actual allocations may be different from the Underlying Portfolio Target because, for example, of changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers will from time to time rebalance allocations to the Underlying Portfolios to correspond more closely with the Underlying Portfolio Target.

At least annually, MetLife Advisers will evaluate each Asset Allocation Portfolio’s target allocation between equity and fixed-income securities, including the allocation among sub-classes of these asset classes, based on that Portfolio’s risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each Asset Allocation Portfolio’s Underlying Portfolio Target. If a new Underlying Portfolio Target is established, purchases, redemptions, reinvested income and capital gains will be allocated in an attempt to bring actual allocations more closely in line with the new Underlying Portfolio Target.

The current asset and sub-class targets and the Underlying Portfolio Target percentages of each Asset Allocation Portfolio are available at the following website: www.metlife.com/msf. This information will be updated periodically.

Because the Asset Allocation Portfolios invest in Underlying Portfolios, the cost of investing in an Asset Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Asset Allocation Portfolio will pay its share of the Underlying Portfolios’ expenses as well as the Asset Allocation Portfolio’s own expenses. Therefore, an investment in an Asset Allocation Portfolio may result in the duplication of certain expenses.

MetLife Advisers has broad discretion to allocate and reallocate the assets of each Asset Allocation Portfolio among the Underlying Portfolios consistent with the Asset Allocation Portfolio’s investment objective and policies and target asset class allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers and its affiliates indirectly receive investment advisory fees from the Underlying

Portfolios in which each Asset Allocation Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Asset Allocation Portfolios’ assets in Underlying Portfolios with the highest fees and greatest profitability to MetLife Advisers and its affiliates. Also, MetLife Advisers may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary to the Asset Allocation Portfolios, MetLife Advisers is obligated to disregard these incentives in advising the Asset Allocation Portfolios. The Directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Asset Allocation Portfolios and the Underlying Portfolios of the Fund.

MetLife Conservative Allocation Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income, with growth of capital as a secondary objective.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in Class A shares of a group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 80% to fixed-income securities and 20% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, in high yield debt, and in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

MetLife Conservative Allocation Portfolio

these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign fixed-income or equity security markets.

•

Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	Poor performance of fixed-income securities relative to equity securities.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Conservative Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 3.52% for the third quarter of 2006, and the lowest quarterly return was -6.18% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	-14.10%	0.39%	5-2-05
Class B	-14.39%	0.12%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	-37.34%	-4.16%	—
Barclays Capital U.S. Universal Bond Index	2.38%	4.33%	—
Dow Jones Conservative Index**	-3.06%	3.43%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2008.
**	In the future, the Portfolio’s performance will be compared to the Dow Jones Conservative Index instead of the Wilshire 5000 Stock Index and Barclays Capital U.S. Universal Bond Index. MetLife Advisers believes that the Dow Jones Conservative Index better reflects the universe of securities in which the Underlying Portfolios invest.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Conservative Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.56%		0.56%		0.56%

Total Annual Portfolio Operating Expenses(1)	0.68%		0.93%		0.83%
Fee Waiver and/or Expense Reimbursement(2)	(0.02%	)	(0.02%	)	(0.02%	)

Net Operating Expenses(1)(2)	0.66%		0.91%		0.81%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares, 0.35% for Class B shares and 0.25% for Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$67	$216	$377	$845
Class B	$93	$294	$513	$1,141
Class E	$83	$263	$459	$1,023

MetLife Conservative Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

The Underlying Portfolios may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), other government entities and private issuers. Mortgage-backed securities are subject to varying

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MetLife Conservative Allocation Portfolio

degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Underlying Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If an Underlying Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative Allocation Portfolio

response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying

MetLife Conservative Allocation Portfolio

Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect their assets from an unfavorable shift in the value or rate of a reference instrument. For example, an Underlying Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, an Underlying Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case an Underlying Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. An Underlying Portfolio’s investments in derivatives can significantly increase its exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative Allocation Portfolio

Underlying Portfolio under the derivative contract. Derivatives may increase an Underlying Portfolio’s costs, can be illiquid and can involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, an Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by an Underlying Portfolio and therefore in the Underlying Portfolio’s net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that an Underlying Portfolio will be able to employ leverage successfully and the use of leverage may cause an Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Met/Templeton International Bond Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in value of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors.

Technology Risk. Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive

MetLife Conservative Allocation Portfolio

pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Natural Resource Risk. Underlying Portfolios, such as the Van Eck Global Natural Resources Portfolio, may concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which the Van Eck Global Natural Resources Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2008, MetLife Advisers managed approximately $26.7 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

MetLife Conservative Allocation Portfolio

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Thomas C. McDevitt is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MetLife Conservative to Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is high total return in the form of income and growth of capital, with a greater emphasis on income.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 60% to fixed-income securities and 40% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, in high yield debt, and in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

23

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

MetLife Conservative to Moderate Allocation Portfolio

the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Conservative to Moderate Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 4.24% for the fourth quarter of 2006, and the lowest quarterly return was -10.36% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	-21.42%	-0.98%	5-2-05
Class B	-21.59%	-1.26%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	-37.34%	-4.16%	—
Barclays Capital U.S. Universal Bond Index	2.38%	4.33%	—
Dow Jones Moderately Conservative Index**	-15.27%	1.13%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2008.
**	In the future, the Portfolio’s performance will be compared to the Dow Jones Moderately Conservative Index instead of the Wilshire 5000 Stock Index and Barclays Capital U.S. Universal Bond Index. MetLife Advisers believes that the Dow Jones Moderately Conservative Index better reflects the universe of securities in which the Underlying Portfolios invest.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect Separate Accounts fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Conservative to Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.09%	0.09%	0.09%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.61%	0.61%	0.61%

Total Annual Portfolio Operating Expenses(1)(2)	0.71%	0.96%	0.86%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Total Annual Portfolio Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares, 0.35% for Class B shares and 0.25% for Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class E	$88	$274	$477	$1,061

MetLife Conservative to Moderate Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to

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sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

The Underlying Portfolios may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), other government entities and private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Underlying Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If an Underlying Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect their assets from an unfavorable shift in the value or rate of a reference instrument. For example, an Underlying Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, an Underlying Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case an Underlying Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. An Underlying Portfolio’s investments in derivatives can significantly increase its exposure to market risk, credit risk and counterparty risk. For example, the other party to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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the derivative contract may fail to meet its obligations to an Underlying Portfolio under the derivative contract. Derivatives may increase an Underlying Portfolio’s costs, can be illiquid and can involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, an Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by an Underlying Portfolio and therefore in the Underlying Portfolio’s net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that an Underlying Portfolio will be able to employ leverage successfully and the use of leverage may cause an Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Met/Templeton International Bond Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sector.

Technology Risk. Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant

MetLife Conservative to Moderate Allocation Portfolio

competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Natural Resource Risk. Underlying Portfolios, such as the Van Eck Global Natural Resources Portfolio, may concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which the Van Eck Global Natural Resources Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2008, MetLife Advisers managed approximately $26.7 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

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Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Thomas C. McDevitt is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.09% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Investment Objective:

The investment objective of the Portfolio is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 60% to equity securities and 40% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, in high yield debt, and in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 5.59% for the fourth quarter of 2006, and the lowest quarterly return was -14.89% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	-28.43%	-2.48%	5-2-05
Class B	-28.63%	-2.72%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	-37.34%	-4.16%	—
Barclays Capital U.S. Universal Bond Index	2.38%	4.33%	—
Dow Jones Moderate Index**	-24.75%	0.04%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2008.
**	In the future, the Portfolio’s performance will be compared to the Dow Jones Moderate Index instead of the Wilshire 5000 Stock Index and Barclays Capital U.S. Universal Bond Index. MetLife Advisers believes that the Dow Jones Moderate Index better reflects the universe of securities in which the Underlying Portfolios invest.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.07%	0.07%	0.07%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.65%	0.65%	0.65%

Total Annual Portfolio Operating Expenses(1)(2)	0.72%	0.97%	0.87%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Total Annual Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares, 0.35% for Class B shares and 0.25% for Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$74	$230	$401	$894
Class B	$99	$309	$536	$1,190
Class E	$89	$278	$482	$1,073

MetLife Moderate Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to

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sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

The Underlying Portfolios may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), other government entities and private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Underlying Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MetLife Moderate Allocation Portfolio

be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If an Underlying Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate Allocation Portfolio

transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect their assets from an unfavorable shift in the value or rate of a reference instrument. For example, an Underlying Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, an Underlying Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case an Underlying Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. An Underlying Portfolio’s investments in derivatives can significantly increase its exposure to market risk, credit risk and counterparty risk. For example, the other party to

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate Allocation Portfolio

the derivative contract may fail to meet its obligations to an Underlying Portfolio under the derivative contract. Derivatives may increase an Underlying Portfolio’s costs, can be illiquid and can involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, an Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by an Underlying Portfolio and therefore in the Underlying Portfolio’s net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that an Underlying Portfolio will be able to employ leverage successfully and the use of leverage may cause an Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Met/Templeton International Bond Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors.

Technology Risk. Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant

MetLife Moderate Allocation Portfolio

competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Natural Resource Risk. Underlying Portfolios, such as the Van Eck Global Natural Resources Portfolio, may concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which the Van Eck Global Natural Resources Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2008, MetLife Advisers managed approximately $26.7 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

MetLife Moderate Allocation Portfolio

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Thomas C. McDevitt is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies.

The Portfolio seeks to achieve its objective by investing in Class A shares of a group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 80% to equity securities and 20% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, in high yield debt, and in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

MetLife Moderate to Aggressive Allocation Portfolio

these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•

The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•	The risks associated with investing in one or a few sectors.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 6.96% for the fourth quarter of 2006, and the lowest quarterly return was -19.22% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	-34.96%	-4.01%	5-2-05
Class B	-35.11%	-4.25%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	-37.34%	-4.16%	—
Barclays Capital U.S. Universal Bond Index	2.38%	4.33%	—
Dow Jones Moderately Aggressive Index**	-33.17%	-1.36%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2008.
**	In the future, the Portfolio’s performance will be compared to the Dow Jones Moderately Aggressive Index instead of the Wilshire 5000 Stock Index and Barclays Capital U.S. Universal Bond Index. MetLife Advisers believes that the Dow Jones Moderately Aggressive Index better reflects the universe of securities in which the Underlying Portfolios invest.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Moderate to Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.07%	0.07%	0.07%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.68%	0.68%	0.68%

Total Annual Portfolio Operating Expenses(1)(2)	0.75%	1.00%	0.90%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Total Annual Portfolio Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares, 0.35% for Class B shares and 0.25% for Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

MetLife Moderate to Aggressive Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

The Underlying Portfolios may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), other government entities and private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Underlying Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MetLife Moderate to Aggressive Allocation Portfolio

during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If an Underlying Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate to Aggressive Allocation Portfolio

Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect their assets from an unfavorable shift in the value or rate of a reference instrument. For example, an Underlying Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, an Underlying Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case an Underlying Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. An Underlying Portfolio’s investments in derivatives can significantly increase its exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate to Aggressive Allocation Portfolio

Underlying Portfolio under the derivative contract. Derivatives may increase an Underlying Portfolio’s costs, can be illiquid and can involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, an Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by an Underlying Portfolio and therefore in the Underlying Portfolio’s net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that an Underlying Portfolio will be able to employ leverage successfully and the use of leverage may cause an Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Met/Templeton International Bond Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors.

Technology Risk. Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive

MetLife Moderate to Aggressive Allocation Portfolio

pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Natural Resource Risk. Underlying Portfolios, such as the Van Eck Global Natural Resources Portfolio, may concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which the Van Eck Global Natural Resources Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2008, MetLife Advisers managed approximately $26.7 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

MetLife Moderate to Aggressive Allocation Portfolio

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Thomas C. McDevitt is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MetLife Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 100% to equity securities. The Portfolio may invest up to 10% of its assets in fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation to each of equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign stock markets.

MetLife Aggressive Allocation Portfolio

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

•

The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investing in one or a few sectors.

MetLife Aggressive Allocation Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 8.28% for the fourth quarter of 2006, and the lowest quarterly return was -23.13% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	-40.28%	-5.63%	5-2-05
Class B	-40.45%	-5.88%	5-2-05
Class E*	N/A	N/A	N/A
Wilshire 5000 Stock Index	-37.34%	-4.16%	—
Barclays Capital U.S. Universal Bond Index	2.38%	4.33%	—
Dow Jones Aggressive Index**	-40.69%	-2.93%	—

*	No Class E shares of this Portfolio were outstanding as of December 31, 2008.
**	In the future, the Portfolio’s performance will be compared to the Dow Jones Aggressive Index instead of the Wilshire 5000 Stock Index and Barclays Capital U.S. Universal Bond Index. MetLife Advisers believes that the Dow Jones Aggressive Index better reflects the universe of securities in which the Underlying Portfolios invest.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.03%		0.03%		0.03%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)(1)	0.72%		0.72%		0.72%

Total Annual Portfolio Operating Expenses(1)	0.85%		1.10%		1.00%
Fee Waiver and/or Expense Reimbursement(2)	(0.03%	)	(0.03%	)	(0.03%	)

Net Operating Expenses(1)(2)	0.82%		1.07%		0.97%

(1)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares, 0.35% for Class B shares and 0.25% for Class E shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$84	$268	$468	$1,046
Class B	$109	$347	$603	$1,338
Class E	$99	$315	$550	$1,222

MetLife Aggressive Allocation Portfolio

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place a particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to

MetLife Aggressive Allocation Portfolio

sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Aggressive Allocation Portfolio

Derivatives

Many of the Underlying Portfolios may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect their assets from an unfavorable shift in the value or rate of a reference instrument. For example, an Underlying Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, an Underlying Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case an Underlying Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. An Underlying Portfolio’s investments in derivatives can significantly increase its exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to an Underlying Portfolio under the derivative contract. Derivatives may increase an Underlying Portfolio’s costs, can be illiquid and can involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, an Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by an Underlying Portfolio and therefore in the Underlying Portfolio’s net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that an Underlying Portfolio will be able to employ leverage successfully and the use of leverage may cause an Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Met/Templeton International Bond Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

MetLife Aggressive Allocation Portfolio

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors.

Technology Risk. Underlying Portfolios, such as the RCM Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Aggressive Allocation Portfolio

technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Natural Resource Risk. Underlying Portfolios, such as the Van Eck Global Natural Resources Portfolio, may concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which the Van Eck Global Natural Resources Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2008, MetLife Advisers managed approximately $26.7 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

MetLife Aggressive Allocation Portfolio

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is Director, Chairman of the Board, President and Chief Executive Office of the Fund and President and Trustee of the Trust. She has been Senior Vice President of MetLife, Inc. since 2007. She has been President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers since 2006. She has been President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Thomas C. McDevitt is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Jeffrey L. Bernier joined Metropolitan Life in December 2007. He has been a Vice President of Metropolitan Life and a Senior Vice President of the Fund and MetLife Advisers since 2008. From July 2004 to December 2007, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the Committee since 2005; Mr. Bernier, since 2008.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 30, 2008, the Russell 1000 Index included companies with capitalizations of approximately $1.4 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

BlackRock Large Cap Value Portfolio

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio;

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index; and

•	weighted individual stocks within the applicable index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was -19.37% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-34.90%	-0.70%	0.71%		5-1-02
Class B	-35.11%	-0.96%	3.40%		7-30-02
Class E	-35.04%	-0.86%	0.55%		5-1-02
Russell 1000 Value Index	-36.85%	-0.79%	0.74%	*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

BlackRock Large Cap Value Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.72%	0.97%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$74	$230	$401	$894
Class B	$99	$309	$536	$1,190
Class E	$89	$278	$482	$1,073

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and

BlackRock Large Cap Value Portfolio

other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Large Cap Value Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel

BlackRock Large Cap Value Portfolio

Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 30, 2008, the Russell 1000 Index included companies with market capitalizations of $1.4 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.56% for the fourth quarter of 1999, and the lowest quarterly return was -23.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-36.51%	-1.78%	-1.72%	—	—
Class B	-36.69%	-2.03%	N/A	2.04%	7-30-02
Class E	-36.63%	-1.94%	N/A	-4.24%	5-1-01
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.73%		0.73%		0.73%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(2)	0.78%		1.03%		0.93%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.77%		1.02%		0.92%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$248	$432	$965
Class B	$104	$327	$568	$1,259
Class E	$94	$295	$514	$1,142

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

BlackRock Legacy Large Cap Growth Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Legacy Large Cap Growth Portfolio

an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a

BlackRock Legacy Large Cap Growth Portfolio

significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant alignment of interest in business.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure.

•	High returns on capital.

•	Non-obsolescent products and services.

•	Dominant or growing market share.

•	Global presence and brand names.

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive

Davis Venture Value Portfolio

valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 18.16% for the second quarter of 2003, and the lowest quarterly return was -24.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-39.35%	-2.07%	1.20%	—	—
Class B	-39.52%	-2.34%	N/A	2.11%	7-30-02
Class E	-39.46%	-2.23%	N/A	-1.33%	2-20-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.03%		0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.73%		0.98%		0.88%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)	0.69%		0.94%		0.84%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$70	$229	$402	$903
Class B	$96	$308	$538	$1,198
Class E	$86	$277	$484	$1,081

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Davis Venture Value Portfolio

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

Davis Venture Value Portfolio

Portfolio Management

As of December 31, 2008, Davis, together with its affiliated institutional asset management companies, managed approximately $60 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. MetLife Advisers voluntarily agreed, for the period January 1, 2009 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. Pyramis may also invest the Portfolio’s assets in convertible securities and debt securities. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company’s assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) are selling at low market valuations of assets relative to the securities market in general, or may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a “turnaround” in earnings. The stocks of these companies are often called “value” stocks.

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. (“Westpeak”) to Fidelity Management & Research Company (“FMR”), and the Portfolio changed its investment objective and principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Westpeak, FMR and Pyramis.

During the period shown above, the highest quarterly return was 15.49% for the second quarter of 2003, and the lowest quarterly return was -22.26% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-38.95%	-2.16%	-1.99%	—	—
Class B	-39.10%	-2.39%	N/A	1.66%	7-30-02
Class D	-39.01%	N/A	N/A	-14.49%	5-2-06
Class E	-39.03%	-2.31%	N/A	-2.86%	5-1-01
Russell 1000 Value Index	-36.85%	-0.79%	1.36%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses	0.06%	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.81%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class D	$83	$259	$450	$1,002
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

FI Value Leaders Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

FI Value Leaders Portfolio

Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

FI Value Leaders Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR, LLC. As of December 31, 2008, Pyramis managed approximately $5.3 billion in assets. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Ciaran O’Neill has managed the Portfolio since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001 he has served FMR as a portfolio manager for mutual funds and separate accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Mr. O’Neill has been a portfolio manager for Pyramis since January 2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for

FI Value Leaders Portfolio

the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.65% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government Securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not apply to American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Jennison Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 13.65% for the second quarter of 2003, and the lowest quarterly return was -20.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-36.43%	-1.93%	-1.41%		5-1-02
Class B	-36.54%	-2.17%	-1.65%		5-1-02
Class E	-36.57%	N/A	-3.32%		4-27-05
Russell 1000 Growth Index	-38.44%	-3.42%	-1.92%	*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Jennison Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.67%	0.92%	0.82%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Jennison Growth Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

Jennison Growth Portfolio

the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

As of December 31, 2008, Jennison managed in excess of $62 billion in assets. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Kathleen A. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Michael A. Del Balso joined Jennison in 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of

Jennison Growth Portfolio

Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

During the period shown above, the highest quarterly return was 14.46% for the second quarter of 2003, and the lowest quarterly return was -18.61% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	-32.53%	1.70%	3.37%
Class B*	-32.78%	1.45%	3.12%
Class E*	-32.68%	1.55%	3.22%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.80%		1.05%		0.95%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.73%		0.98%		0.88%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$248	$437	$983
Class B	$100	$327	$573	$1,276
Class E	$90	$296	$519	$1,160

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MFS® Value Portfolio

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since

MFS® Value Portfolio

1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010.

For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2008, this included companies with capitalizations of approximately $1.4 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective. The Portfolio’s investments in foreign securities will be limited to 30% of total assets.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -23.76% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-41.88%	-3.35%	-0.74%	—	—
Class B	-42.00%	-3.57%	N/A	1.21%	7-30-02
Class E	-41.95%	-3.49%	N/A	-3.00%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Russell 1000 Growth Index*	-38.44%	-3.42%	-4.27%	—	—

*	In the future, the Portfolio’s performance will be compared to the Russell 1000 Growth Index instead of the S&P 500 Index. The Portfolio’s subadviser believes that the Russell 1000 Growth Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

T. Rowe Price Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

T. Rowe Price Large Cap Growth Portfolio

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a

T. Rowe Price Large Cap Growth Portfolio

desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable

T. Rowe Price Large Cap Growth Portfolio

at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2008, T. Rowe Price and its affiliates had assets under management of approximately $276.3 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 30, 2008, the market capitalizations of companies in the Russell Midcap Index ranged from $1.4 billion to $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government Securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may also invest in foreign securities.

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.84% for the fourth quarter of 1999, and the lowest quarterly return was -28.60% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-45.73%	-2.67%	-1.94%	—	—
Class B	-45.84%	N/A	N/A	-4.09%	4-26-04
Class D	-45.74%	N/A	N/A	-15.15%	5-2-06
Class E	-45.78%	-2.81%	N/A	-3.65%	5-1-01
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

BlackRock Aggressive Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.77%	1.02%	0.87%	0.92%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares, 0.85% for Class D shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$246	$428	$954
Class B	$104	$325	$563	$1,248
Class D	$89	$278	$482	$1,073
Class E	$94	$293	$509	$1,131

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

BlackRock Aggressive Growth Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Aggressive Growth Portfolio

securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools

BlackRock Aggressive Growth Portfolio

of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and head of BlackRock’s small and mid cap growth equity team, and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Aggressive Growth Portfolio

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion. As of June 30 2008, the market capitalization of companies in the Russell Midcap Index ranged from $1.4 billion to $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Pyramis may also invest the Portfolio’s assets in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Pyramis seeks for the Portfolio investments in companies with improving business fundamentals and accelerating growth.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to Fidelity Management & Research Company (“FMR”) and also changed its principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Janus, FMR and Pyramis.

During the period shown above, the highest quarterly return was 59.37% for the fourth quarter of 1999, and the lowest quarterly return was -34.54% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-55.28%	-7.45%	-4.62%	—	—
Class B	-55.43%	-7.70%	N/A	-10.01%	1-2-01
Class E	-55.39%	-7.62%	N/A	-8.84%	5-1-01
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

FI Mid Cap Opportunities Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)	0.75%	1.00%	0.90%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

FI Mid Cap Opportunities Portfolio

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and

FI Mid Cap Opportunities Portfolio

the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR, LLC. As of December 31, 2008, Pyramis managed approximately $5.3 billion in assets. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

David Rose has managed the Portfolio since April 2008. Mr. Rose joined Pyramis in 2007 and previously was a mid-cap growth manager at American Century Investments.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

FI Mid Cap Opportunities Portfolio

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when, in MLIAC’s view, these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

MetLife Mid Cap Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 17.79% for the fourth quarter of 2001, and the lowest quarterly return was -25.47% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-36.17%	-0.27%	2.14%		7-5-00
Class B	-36.38%	-0.53%	1.73%		1-2-01
Class E	-36.32%	-0.43%	1.39%		5-1-01
Class G**	N/A	N/A	N/A		5-1-09
S&P MidCap 400 Index	-36.23%	-0.08%	1.26%	*	—

*	Index since inception return based on Class A inception date.
**	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

MetLife Mid Cap Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.08%		0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.33%		0.58%		0.48%		0.63%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.32%		0.57%		0.47%		0.62%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603
Class G	$63	$201	$350	$785

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MetLife Mid Cap Stock Index Portfolio

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

MetLife Mid Cap Stock Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 30, 2008, the highest market capitalization of companies in the Russell 2000 Index was $2.8 billion. As of December 31, 2008, the highest capitalization of companies in the S&P SmallCap 600 Index was $2.3 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. Government Securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was -26.87% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-38.40%	-3.57%	4.11%	7-5-00
Class B	-38.55%	-3.89%	-0.48%	5-1-01
Class E	-38.50%	-3.70%	-0.33%	5-1-01
Russell 2000 Value Index	-28.92%	0.27%	6.69%*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.89%	1.14%	1.04%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.85% for Class A shares, 1.10% for Class B shares and 1.00% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$91	$284	$493	$1,096
Class B	$116	$362	$628	$1,386
Class E	$106	$331	$574	$1,271

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Strategic Value Portfolio

Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

BlackRock Strategic Value Portfolio

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Strategic Value Portfolio

is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Strategic Value Portfolio

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, Managing Director and Kate O’Connor, Managing Director.

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Loomis Sayles Small Cap Core Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 30, 2008, the highest market capitalization of the Russell 2000 Index was $2.8 billion. The Portfolio may invest the rest of its assets in larger companies. The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options, and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

Loomis Sayles Small Cap Core Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Core Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 29.18% for the fourth quarter of 1999, and the lowest quarterly return was -25.01% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-35.89%	0.82%	3.49%	—	—
Class B	-36.06%	0.60%	N/A	4.67%	7-30-02
Class E	-35.99%	0.67%	N/A	1.12%	5-1-01
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Loomis Sayles Small Cap Core Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses(1)	0.96%		1.21%		1.11%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.91%		1.16%		1.06%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$93	$301	$526	$1,173
Class B	$118	$379	$660	$1,462
Class E	$108	$348	$607	$1,347

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Loomis Sayles Small Cap Core Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities and other Private Placements.    The Portfolio may invest in Rule 144A and other private placements securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Loomis Sayles.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Loomis Sayles Small Cap Core Portfolio

other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference investment, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Core Portfolio

significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2008, Loomis Sayles managed approximately $106 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G.

Loomis Sayles Small Cap Core Portfolio

Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2008, the highest market capitalization of companies in the Russell 2000 Index was $2.8 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -25.85% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-33.45%	-1.00%	2.78%	—	—
Class B	-33.57%	-1.26%	N/A	1.69%	1-2-01
Class E	-33.52%	-1.16%	N/A	1.13%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Russell 2000 Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Glass G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.07%		0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%		0.63%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%		0.62%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603
Class G	$63	$201	$350	$785

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Russell 2000 Index Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure

Russell 2000 Index Portfolio

to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio

management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI US Small Cap Growth Index. As of December 31, 2008, this included companies with market capitalizations of between approximately $6.8 million and $3.9 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will seek to invest in a diversified portfolio of securities and the top 25 holdings of the Portfolio will not, under normal circumstances, constitute more than 50% of the Portfolio’s total assets. This diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -25.70% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-36.19%	-2.13%	-0.18%	—	—
Class B	-36.32%	-2.34%	N/A	3.41%	7-30-02
Class E	-36.25%	-2.26%	N/A	-1.55%	5-1-01
MSCI US Small Cap Growth Index	-40.11%	-1.46%	2.42%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.59%	0.84%	0.74%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver were reflected in the table, the Management Fee for each Class would be 0.49%, and Total Annual Operating Expenses would be 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$61	$190	$330	$740
Class B	$86	$269	$467	$1,040
Class E	$76	$237	$413	$921

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

T. Rowe Price Small Cap Growth Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

T. Rowe Price Small Cap Growth Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased,

T. Rowe Price Small Cap Growth Portfolio

depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2008, T. Rowe Price and its affiliates had assets under management of approximately $276.3 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Artio International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) (“Artio”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. Artio chooses securities in industries and companies whose products and services it believes are in demand. Artio considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

Artio selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which Artio concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, Artio uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, Artio uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Artio International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Artio International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 7, 2008, Artio (formerly, Julius Baer Investment Management LLC) succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam, Santander and Artio.

During the period shown above, the highest quarterly return was 16.85% for the second quarter of 2003, and the lowest quarterly return was -21.87% for the third quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-44.13%	0.03%	-1.28%	—	—
Class B	-44.24%	-0.21%	N/A	0.53%	5-1-02
Class E	-44.20%	-0.12%	N/A	-1.29%	5-1-01
MSCI All Country World ex-US Index	-45.53%	2.56%	N/A*	—	—

*	The MSCI All Country World ex-US Index has not been in existence for ten years.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Artio International Stock Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.82%		0.82%		0.82%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.13%		0.13%		0.13%

Total Annual Portfolio Operating Expenses	0.95%		1.20%		1.10%
Fee Waiver(1)	(0.03%	)	(0.03%	)	(0.03%	)

Net Operating Expenses(1)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$300	$523	$1,164
Class B	$119	$378	$657	$1,452
Class E	$109	$347	$603	$1,338

Artio International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Artio may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Artio cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Artio International Stock Portfolio

uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”), including those based on U.S. indices. ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific

Artio International Stock Portfolio

period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Artio determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts, including futures contracts based on U.S. equity indices, to adjust exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Artio is a registered investment adviser whose ownership is majority-controlled by Artio Global Investors, Inc. (“Artio Global Investors”), which is a wholly-owned subsidiary of Holding Ltd. Artio Global Investors is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland. As of December 31, 2008, Artio had assets under management of approximately $45.2 billion.

Artio Global Investors has announced its intention to make an initial public offering of its common stock. Depending on the number of common shares of Artio Global Investors sold in the initial public offering, Holding Ltd. may no longer control Artio.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Artio International Stock Portfolio

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 2008. Mr. Younes is Managing Director and Head of International Equity of Artio and has been with Artio or its predecessors since 1993. Mr. Pell is Chief Executive Officer and Chief Investment Officer of Artio and has been with Artio or its predecessors since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2008, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $149.7 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $3.0 billion. As of December 31, 2008, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation

Morgan Stanley EAFE Index Portfolio

coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -20.00% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-42.08%	1.80%	0.48%	—	—
Class B	-42.20%	1.54%	N/A	-0.46%	1-2-01
Class E	-42.16%	1.64%	N/A	0.51%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
MSCI EAFE Index	-43.38%	1.66%	0.80%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.30%		0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.12%		0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%		0.73%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%		0.72%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725
Class G	$74	$232	$405	$906

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Morgan Stanley EAFE Index Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008

Morgan Stanley EAFE Index Portfolio

through April 30, 2009, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.30% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -21.80% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-40.37%	0.04%	1.27%	—	—
Class B	-40.56%	N/A	N/A	-0.89%	4-26-04
Class E	-40.49%	-0.12%	N/A	-0.45%	5-1-01
MSCI World Index	-40.71%	-0.51%	-0.64%	—	—

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share value may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Oppenheimer Global Equity Portfolio

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Oppenheimer Global Equity Portfolio

Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Oppenheimer Global Equity Portfolio

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $145 billion in assets as of December 31, 2008. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

BlackRock Diversified Portfolio

relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Diversified Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Diversified Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Diversified Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

BlackRock Diversified Portfolio

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In

BlackRock Diversified Portfolio

these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

BlackRock Diversified Portfolio

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BlackRock Diversified Portfolio

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade.

Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

MFS® Total Return Portfolio

quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS® Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 10.76% for the second quarter of 2003, and the lowest quarterly return was -11.83% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-22.15%	0.90%	1.70%	—	—
Class B	-22.35%	0.65%	N/A	1.58%	5-1-02
Class E	-22.27%	N/A	N/A	0.32%	4-26-04
Class F	-22.31%	N/A	N/A	-4.90%	5-2-06
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

MFS® Total Return Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.56% for Class A shares, 0.81% for Class B shares, 0.71% for Class E shares and 0.76% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

MFS® Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

MFS® Total Return Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign

MFS® Total Return Portfolio

transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect,

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MFS® Total Return Portfolio

increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President,

MFS® Total Return Portfolio

and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Joshua P. Marston, each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Roberge, Mr. Marston and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998; Mr. Marston, since 1999. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities (commonly known as “junk bonds”) and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.98% for the fourth quarter of 2004, and the lowest quarterly return was -5.67% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-3.43%	2.77%	4.42%	—	—
Class B	-3.66%	2.51%	N/A	4.08%	5-1-01
Class E	-3.57%	2.61%	N/A	3.80%	4-23-02
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Bond Income Portfolio

issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Bond Income Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Bond Income Portfolio

derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

BlackRock Bond Income Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

BlackRock Bond Income Portfolio

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of

BlackRock Bond Income Portfolio

portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

BlackRock Bond Income Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Barclays Capital Aggregate Bond Index Portfolio

MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Barclays Capital Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Barclays Capital Aggregate Bond Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

Barclays Capital Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Barclays Capital Aggregate Bond Index Portfolio

and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Barclays Capital Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Barclays Capital Aggregate Bond Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Barclays Capital Aggregate Bond Index Portfolio

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Western Asset Management U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio may invest include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade to be considered “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Western Asset Management U.S. Government Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

Western Asset Management U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 4.35% for the third quarter of 2001, and the lowest quarterly return was -1.42% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-0.36%	2.56%	3.93%	—	—
Class B	-0.53%	2.29%	N/A	2.60%	7-30-02
Class E	-0.43%	2.40%	N/A	3.34%	5-1-01
Barclays Capital U.S. Intermediate Government Bond Index	10.43%	5.30%	5.74%	—	—

Western Asset Management U.S. Government Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.52%	0.77%	0.67%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$53	$167	$291	$653
Class B	$79	$246	$428	$954
Class E	$68	$214	$373	$835

Western Asset Management U.S. Government Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Western Asset Management U.S. Government Portfolio

mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Western Asset Management U.S. Government Portfolio

significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $377.2 billion as of December 31, 2008. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset, led by Chief Investment Officer Stephen A. Walsh and CIO Emeritus S. Kenneth Leech, along with Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom and Frederick Marki, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies

Western Asset Management U.S. Government Portfolio

from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh are responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt, Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.48% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

BlackRock Money Market Portfolio

investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Money Market Portfolio

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than the Asset Allocation Portfolios, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or the Asset Allocation Portfolios. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MFS Value Portfolio, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

MetLife Conservative Allocation Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.18	$10.58	$10.37	$10.00

Income From Investment Operations
Net investment income	0.39 (b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) of investments	(1.94)	0.39	0.36	0.38

Total from investment operations	(1.55)	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.21)	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$9.42	$11.18	$10.58	$10.37

Total Return (%)	(14.1)	5.7	7.3	4.1	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	0.12	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (g)	3.77	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	25	40	24	32	(e)
Net assets, end of period (000)	$26,030	$25,447	$11,030	$2,785

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.12	$10.54	$10.36	$10.00

Income From Investment Operations
Net investment income	0.33 (b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) of investments	(1.90)	0.40	0.34	0.37

Total from investment operations	(1.57)	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.19)	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$9.36	$11.12	$10.54	$10.36

Total Return (%)	(14.4)	5.6	6.9	4.0	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	0.37	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (g)	3.22	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	25	40	24	32	(e)
Net assets, end of period (000)	$225,067	$146,651	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

MetLife Conservative to Moderate Allocation Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.61	$11.07	$10.60	$10.00

Income From Investment Operations
Net investment income	0.33 (b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) of investments	(2.77)	0.35	0.70	0.60

Total from investment operations	(2.44)	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.14)	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.26)	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$8.91	$11.61	$11.07	$10.60

Total Return (%)	(21.4)	5.1	9.8	6.4	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (g)	3.12	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	23	19	18	3	(e)
Net assets, end of period (000)	$50,717	$63,055	$35,874	$10,457

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.53	$11.02	$10.58	$10.00

Income From Investment Operations
Net investment income	0.28 (b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) of investments	(2.72)	0.36	0.68	0.59

Total from investment operations	(2.44)	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.24)	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$8.85	$11.53	$11.02	$10.58

Total Return (%)	(21.6)	4.8	9.4	6.2	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (g)	2.71	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	23	19	18	3	(e)
Net assets, end of period (000)	$666,028	$653,415	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

MetLife Moderate Allocation Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.00	$11.52	$10.82	$10.00

Income From Investment Operations
Net investment income	0.25 (b)	0.17 (b)	0.24	0.04
Net realized and unrealized gain (loss) of investments	(3.59)	0.36	1.04	0.83

Total from investment operations	(3.34)	0.53	1.28	0.87

Less Distributions
Distributions from net investment income	(0.12)	(0.03)	(0.24)	(0.05)
Distributions from net realized capital gains	(0.14)	(0.02)	(0.34)	0.00

Total distributions	(0.26)	(0.05)	(0.58)	(0.05)

Net Asset Value, End of Period	$8.40	$12.00	$11.52	$10.82

Total Return (%)	(28.4)	4.5	12.2	8.7	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A	0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (g)	2.38	1.44	1.67	1.57	(e)
Portfolio turnover rate (%)	24	14	19	1	(e)
Net assets, end of period (000)	$135,501	$171,934	$90,126	$21,245

	Class B
	Year ended December 31,
	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.96	$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.21 (b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) of investments	(3.57)	0.38		1.02	0.81

Total from investment operations	(3.36)	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.09)	(0.00	)(h)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.14)	(0.02)		(0.34)	0.00

Total distributions	(0.23)	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$8.37	$11.96		$11.48	$10.81

Total Return (%)	(28.6)	4.4		11.8	8.5	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (g)	2.08	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	24	14		19	1	(e)
Net assets, end of period (000)	$1,917,004	$2,127,614		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

MetLife Moderate to Aggressive Allocation Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.43	$11.98	$11.05	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.12 (b)	0.17	0.04
Net realized and unrealized gain (loss) of investments	(4.43)	0.38	1.39	1.05

Total from investment operations	(4.26)	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.09)	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.18)	(0.02)	(0.45)	0.00

Total distributions	(0.27)	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$7.90	$12.43	$11.98	$11.05

Total Return (%)	(35.0)	4.1	14.6	10.9	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (g)	1.69	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	26	14	23	2	(e)
Net assets, end of period (000)	$131,604	$155,393	$80,728	$13,388

	Class B
	Year ended December 31,
	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$12.39	$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.15 (b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) of investments	(4.43)	0.40		1.36	1.05

Total from investment operations	(4.28)	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.06)	(0.00	)(h)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.24)	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$7.87	$12.39		$11.94	$11.04

Total Return (%)	(35.1)	3.9		14.2	10.8	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (g)	1.51	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	26	14		23	2	(e)
Net assets, end of period (000)	$1,772,820	$2,216,517		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

MetLife Aggressive Allocation Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.66	$12.29	$11.21	$10.00

Income From Investment Operations
Net investment income	0.12 (b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) of investments	(5.07)	0.37	1.62	1.24

Total from investment operations	(4.95)	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.09)	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.40)	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$7.31	$12.66	$12.29	$11.21

Total Return (%)	(40.3)	3.5	16.1	12.7	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.13	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (g)	1.16	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	39	25	37	57	(d)
Net assets, end of period (000)	$27,525	$37,715	$19,444	$2,867

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.61	$12.24	$11.19	$10.00

Income From Investment Operations
Net investment income	0.09 (b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) of investments	(5.06)	0.38	1.60	1.23

Total from investment operations	(4.97)	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.36)	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$7.28	$12.61	$12.24	$11.19

Total Return (%)	(40.4)	3.3	15.7	12.6	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.38	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (g)	0.93	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	39	25	37	57	(d)
Net assets, end of period (000)	$123,966	$199,265	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Income From Investment Operations
Net investment income	0.16 (a)	0.15 (a)	0.20	0.19	0.15
Net realized and unrealized gain (loss) of investments	(4.82)	0.33	2.10	0.51	1.29

Total from investment operations	(4.66)	0.48	2.30	0.70	1.44

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.18)	(0.12)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.29)	(0.68)	(1.05)	(0.25)	0.00

Net Asset Value, End of Period	$8.66	$13.61	$13.81	$12.56	$12.11

Total Return (%)	(34.9)	3.4	19.3	6.0	13.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.74	0.84	0.85	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.82	0.83	0.89
Ratio of net investment income to average net assets (%)	1.42	1.10	1.69	1.59	1.31
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$345,230	$370,865	$48,176	$38,850	$37,259

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Income From Investment Operations
Net investment income	0.13 (a)	0.11 (a)	0.14	0.13	0.08
Net realized and unrealized gain (loss) of investments	(4.81)	0.34	2.13	0.53	1.33

Total from investment operations	(4.68)	0.45	2.27	0.66	1.41

Less Distributions
Distributions from net investment income	(0.07)	(0.11)	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.26)	(0.65)	(1.02)	(0.23)	0.00

Net Asset Value, End of Period	$8.61	$13.55	$13.75	$12.50	$12.07

Total Return (%)	(35.1)	3.1	19.1	5.6	13.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	0.99	1.09	1.10	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	1.07	1.08	1.14
Ratio of net investment income to average net assets (%)	1.15	0.78	1.46	1.38	1.46
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$134,467	$164,376	$111,007	$36,725	$15,880

Please see following page for Financial Highlights footnote legend.

BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Income From Investment Operations
Net investment income	0.14 (a)	0.12 (a)	0.14	0.18	0.12
Net realized and unrealized gain (loss) of investments	(4.82)	0.35	2.14	0.49	1.30

Total from investment operations	(4.68)	0.47	2.28	0.67	1.42

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	(0.16)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.27)	(0.66)	(1.03)	(0.23)	0.00

Net Asset Value, End of Period	$8.63	$13.58	$13.77	$12.52	$12.08

Total Return (%)	(35.0)	3.3	19.2	5.7	13.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.89	0.99	1.00	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.97	0.98	1.04
Ratio of net investment income to average net assets (%)	1.20	0.87	1.55	1.44	1.21
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$60,232	$111,396	$109,920	$58,269	$59,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.06	0.04	0.08
Net realized and unrealized gain (loss) of investments	(9.83)	4.13	0.84	1.37	1.57

Total from investment operations	(9.73)	4.22	0.90	1.41	1.65

Less Distributions
Distributions from net investment income	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Total distributions	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Net Asset Value, End of Period	$16.91	$26.74	$22.57	$21.70	$20.37

Total Return (%)	(36.5)	18.7	4.1	7.0	8.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.81	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.44	0.37	0.24	0.15	0.39
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$209,248	$390,686	$401,398	$468,532	$510,771

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$26.28	$22.19		$21.36	$20.04	$18.46

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.03	(a)	0.00	(0.03)	0.07
Net realized and unrealized gain (loss) of investments	(9.68)	4.06		0.83	1.38	1.51

Total from investment operations	(9.63)	4.09		0.83	1.35	1.58

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	(0.03)	0.00

Total distributions	(0.04)	0.00		0.00	(0.03)	0.00

Net Asset Value, End of Period	$16.61	$26.28		$22.19	$21.36	$20.04

Total Return (%)	(36.7)	18.4		3.9	6.8	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04		1.06	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01	1.01		1.01	1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	0.22	0.12		0.00	(0.10)	0.59
Portfolio turnover rate (%)	74	99		104	76	190
Net assets, end of period (000)	$63,611	$71,838		$43,334	$36,798	$28,818

Please see following page for Financial Highlights footnote legend.

BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Income From Investment Operations
Net investment income	0.07 (a)	0.05 (a)	0.02	0.00	0.06
Net realized and unrealized gain (loss) of investments	(9.75)	4.10	0.84	1.38	1.54

Total from investment operations	(9.68)	4.15	0.86	1.38	1.60

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	0.00	(0.06)	0.00

Total distributions	(0.07)	(0.02)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$16.75	$26.50	$22.37	$21.51	$20.19

Total Return (%)	(36.6)	18.5	4.0	6.9	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.96	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.30	0.22	0.09	0.00	0.29
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$30,602	$50,049	$43,653	$45,163	$47,251

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Income From Investment Operations
Net investment income	0.39 (a)	0.46 (a)	0.32 (a)	0.25	0.15
Net realized and unrealized gain (loss) of investments	(14.52)	1.15	4.16	2.63	2.96

Total from investment operations	(14.13)	1.61	4.48	2.88	3.11

Less Distributions
Distributions from net investment income	(0.42)	(0.29)	(0.27)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.29)	(0.27)	(0.20)	(0.15)

Net Asset Value, End of Period	$21.72	$36.44	$35.12	$30.91	$28.23

Total Return (%)	(39.3)	4.6	14.6	10.3	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.76	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.73	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.30	1.25	0.99	1.05	0.97
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$1,949,357	$3,183,429	$2,410,877	$1,759,491	$1,413,953

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Income From Investment Operations
Net investment income	0.32 (a)	0.36 (a)	0.24 (a)	0.17	0.14
Net realized and unrealized gain (loss) of investments	(14.44)	1.16	4.14	2.62	2.86

Total from investment operations	(14.12)	1.52	4.38	2.79	3.00

Less Distributions
Distributions from net investment income	(0.33)	(0.21)	(0.20)	(0.15)	(0.11)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.21)	(0.20)	(0.15)	(0.11)

Net Asset Value, End of Period	$21.58	$36.20	$34.89	$30.71	$28.07

Total Return (%)	(39.5)	4.3	14.3	10.0	12.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.98	1.01	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.98	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	1.06	1.00	0.74	0.77	0.92
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$331,674	$491,271	$388,739	$202,221	$56,301

Please see following page for Financial Highlights footnote legend.

Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Income From Investment Operations
Net investment income	0.34 (a)	0.40 (a)	0.27 (a)	0.27	0.23
Net realized and unrealized gain (loss) of investments	(14.45)	1.15	4.14	2.56	2.82

Total from investment operations	(14.11)	1.55	4.41	2.83	3.05

Less Distributions
Distributions from net investment income	(0.36)	(0.24)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.24)	(0.23)	(0.16)	(0.14)

Net Asset Value, End of Period	$21.61	$36.25	$34.94	$30.76	$28.09

Total Return (%)	(39.5)	4.4	14.4	10.1	12.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.88	0.91	0.91	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.88	0.91	0.91	0.92
Ratio of net investment income to average net assets (%)	1.14	1.11	0.84	0.88	0.85
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$662,048	$1,199,566	$1,297,477	$1,179,405	$1,189,119

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Income From Investment Operations
Net investment income	2.88 (a)	2.81 (a)	2.58	1.92	2.21
Net realized and unrealized gain (loss) of investments	(72.50)	6.52	20.14	16.67	19.15

Total from investment operations	(69.62)	9.33	22.72	18.59	21.36

Less Distributions
Distributions from net investment income	(3.12)	(2.06)	(2.25)	(2.05)	(2.06)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(20.04)	(21.52)	(7.44)	(2.05)	(2.06)

Net Asset Value, End of Period	$106.51	$196.17	$208.36	$193.08	$176.54

Total Return (%)	(38.9)	4.2	11.9	10.7	13.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.71	0.72	0.73	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.71	0.69	0.72
Ratio of net investment income to average net assets (%)	1.94	1.38	1.18	0.92	1.23
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$233,636	$447,663	$504,489	$533,729	$552,323

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Income From Investment Operations
Net investment income	2.51 (a)	2.30 (a)	2.10	1.26	1.88
Net realized and unrealized gain (loss) of investments	(72.26)	6.47	20.04	16.86	19.12

Total from investment operations	(69.75)	8.77	22.14	18.12	21.00

Less Distributions
Distributions from net investment income	(2.61)	(1.53)	(1.63)	(1.77)	(1.81)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.53)	(20.99)	(6.82)	(1.77)	(1.81)

Net Asset Value, End of Period	$106.08	$195.36	$207.58	$192.26	$175.91

Total Return (%)	(39.1)	3.9	11.7	10.4	13.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.96	0.97	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.96	0.94	0.97
Ratio of net investment income to average net assets (%)	1.72	1.14	1.00	0.70	1.41
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$48,628	$75,734	$66,879	$27,141	$5,311

Please see following page for Financial Highlights footnote legend.

FI Value Leaders Portfolio

	Class D
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$195.78	$207.95	$200.55

Income From Investment Operations
Net investment income	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) of investments	(72.39)	6.49	5.60

Total from investment operations	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	(16.92)	(19.46)	0.00

Total distributions	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$106.29	$195.78	$207.95

Total Return (%)	(39.0)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.84	1.27	1.25	(e)
Portfolio turnover rate (%)	191	145	213
Net assets, end of period (000)	$131,563	$272,190	$337,462

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Income From Investment Operations
Net investment income	2.65 (a)	2.49 (a)	2.17	1.29	1.58
Net realized and unrealized gain (loss) of investments	(72.26)	6.48	20.18	16.98	19.48

Total from investment operations	(69.61)	8.97	22.35	18.27	21.06

Less Distributions
Distributions from net investment income	(2.81)	(1.71)	(1.87)	(1.80)	(1.96)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.73)	(21.17)	(7.06)	(1.80)	(1.96)

Net Asset Value, End of Period	$106.15	$195.49	$207.69	$192.40	$175.93

Total Return (%)	(39.0)	4.0	11.8	10.5	13.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.86	0.87	0.88	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.86	0.84	0.87
Ratio of net investment income to average net assets (%)	1.78	1.22	1.05	0.78	1.12
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$24,801	$51,617	$60,835	$46,855	$31,192

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

Jennison Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.03	0.00	0.03
Net realized and unrealized gain (loss) of investments	(4.61)	1.39	0.31	1.51	0.89

Total from investment operations	(4.56)	1.45	0.34	1.51	0.92

Less Distributions
Distributions from net investment income	(0.28)	(0.06)	0.00	(0.05)	(0.01)
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.25)	(0.54)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$7.81	$13.62	$12.71	$12.38	$10.92

Total Return (%)	(36.4)	11.7	2.8	13.9	9.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.67	0.69	0.69	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.66	0.67	0.68	0.69
Ratio of net investment income to average net assets (%)	0.47	0.44	0.31	0.04	0.41
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$673,249	$1,016,212	$1,012,196	$758,316	$504,940

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.02 (a)	0.01	(0.02)	0.04
Net realized and unrealized gain (loss) of investments	(4.57)	1.39	0.30	1.49	0.85

Total from investment operations	(4.55)	1.41	0.31	1.47	0.89

Less Distributions
Distributions from net investment income	(0.25)	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.22)	(0.51)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$7.76	$13.53	$12.63	$12.33	$10.86

Total Return (%)	(36.5)	11.4	2.5	13.5	8.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.92	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.91	0.92	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.22	0.18	0.06	(0.21)	0.29
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$224,096	$293,808	$300,052	$296,178	$330,349

Please see following page for Financial Highlights footnote legend.

Jennison Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$13.58	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) of investments	(4.60)	1.39	0.30	2.21

Total from investment operations	(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00

Total distributions	(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$7.78	$13.58	$12.67	$12.36

Total Return (%)	(36.6)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.31	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	78	71	66	60
Net assets, end of period (000)	$6,346	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Income From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.05	0.08
Net realized and unrealized gain (loss) of investments	(6.66)	1.32	1.70	0.78	1.07

Total from investment operations	(6.58)	1.42	1.79	0.83	1.15

Less Distributions
Distributions from net investment income	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.21)	(0.05)	(0.07)	(0.02)

Net Asset Value, End of Period	$9.05	$16.48	$15.27	$13.53	$12.77

Total Return (%)	(41.9)	9.4	13.2	6.6	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.66	0.68	0.71	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.64	0.65	0.68	0.70	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.67	0.67	0.70	N/A	N/A
Ratio of net investment income to average net assets (%)	0.61	0.64	0.65	0.44	0.68
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$349,388	$552,460	$354,798	$235,513	$198,913

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.05 (a)	0.01	0.05
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.79	1.08

Total from investment operations	(6.58)	1.38	1.73	0.80	1.13

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.81)	(0.17)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$9.01	$16.40	$15.19	$13.47	$12.72

Total Return (%)	(42.0)	9.2	12.9	6.3	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.91	0.93	0.96	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.90	0.93	0.95	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.92	0.92	0.95	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.39	0.34	0.20	0.93
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$161,932	$292,019	$298,582	$106,181	$48,955

Please see following page for Financial Highlights footnote legend.

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Income From Investment Operations
Net investment income	0.06 (a)	0.08 (a)	0.07 (a)	0.04	0.06
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.77	1.08

Total from investment operations	(6.57)	1.40	1.75	0.81	1.14

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.83)	(0.19)	(0.03)	(0.05)	(0.02)

Net Asset Value, End of Period	$9.02	$16.42	$15.21	$13.49	$12.73

Total Return (%)	(41.9)	9.3	13.0	6.4	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.81	0.83	0.86	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.79	0.80	0.83	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.82	0.82	0.85	N/A	N/A
Ratio of net investment income to average net assets (%)	0.45	0.50	0.51	0.29	0.56
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$15,614	$32,149	$30,325	$28,968	$27,341

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.89	$23.96		$22.45	$20.28	$17.95

Income From Investment Operations
Net investment income (loss)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) of investments	(13.25)	4.99		1.58	2.24	2.40

Total from investment operations	(13.21)	4.93		1.51	2.17	2.33

Net Asset Value, End of Period	$15.68	$28.89		$23.96	$22.45	$20.28

Total Return (%)	(45.7)	20.6		6.7	10.7	13.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.76		0.79	0.79	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.74		0.77	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.24)		(0.29)	(0.33)	(0.38)
Portfolio turnover rate (%)	48	49		91	71	95
Net assets, end of period (000)	$457,840	$937,655		$880,965	$938,550	$954,736

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$27.51		$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) of investments	(12.59)		4.75		1.48	2.11	1.37

Total from investment operations	(12.61)		4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$14.90		$27.51		$22.88	$21.49	$19.46

Total Return (%)	(45.8)		20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02		1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00		0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.11)		(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$32,046		$45,243		$21,634	$11,761	$4,165

Please	see following page for Financial Highlights footnote legend.

BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2008	2007		2006(c)
Net Asset Value, Beginning of Period	$28.66	$23.80		$24.12

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	(13.13)	4.95		(0.26)

Total from investment operations	(13.12)	4.86		(0.32)

Net Asset Value, End of Period	$15.54	$28.66		$23.80

Total Return (%)	(45.7)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.84		0.87	(e)
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	48	49		91
Net assets, end of period (000)	$117,944	$268,928		$270,158

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.64		$23.79		$22.33	$20.20	$17.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(f)	(0.10	)(a)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss) of investments	(13.11)		4.95		1.58	2.24	2.39

Total from investment operations	(13.11)		4.85		1.46	2.13	2.30

Net Asset Value, End of Period	$15.53		$28.64		$23.79	$22.33	$20.20

Total Return (%)	(45.8)		20.4		6.5	10.5	12.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.92		0.91		0.94	0.94	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90		0.89		0.92	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.00	(g)	(0.39)		(0.44)	(0.48)	(0.52)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$10,985		$20,171		$16,305	$17,653	$17,893

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income was less than $0.01 per share.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$21.14	$19.54	$17.47		$16.34	$14.01

Income From Investment Operations
Net investment income	0.03 (a)	0.01 (a)	0.01		0.02	0.08
Net realized and unrealized gain (loss) of investments	(11.68)	1.62	2.06		1.11	2.33

Total from investment operations	(11.65)	1.63	2.07		1.13	2.41

Less Distributions
Distributions from net investment income	(0.07)	(0.03)	(0.00	)(b)	0.00	(0.08)

Total distributions	(0.07)	(0.03)	(0.00)		0.00	(0.08)

Net Asset Value, End of Period	$9.42	$21.14	$19.54		$17.47	$16.34

Total Return (%)	(55.3)	8.3	11.9		6.9	17.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.73	0.75		0.75	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.74	0.73	0.73		0.68	0.70
Ratio of net investment income to average net assets (%)	0.16	0.04	0.07		0.11	0.53
Portfolio turnover rate (%)	313	113	153		149	217
Net assets, end of period (000)	$470,142	$1,063,017	$981,804		$924,602	$963,074

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.66		$19.11		$17.13	$16.06	$13.79

Income From Investment Operations
Net investment income (loss)	(0.01	)(a)	(0.04	)(a)	(0.02)	(0.01)	0.09
Net realized and unrealized gain (loss) of investments	(11.43)		1.59		2.00	1.08	2.23

Total from investment operations	(11.44)		1.55		1.98	1.07	2.32

Less Distributions
Distributions from net investment income	(0.02)		0.00		0.00	0.00	(0.05)

Total distributions	(0.02)		0.00		0.00	0.00	(0.05)

Net Asset Value, End of Period	$9.20		$20.66		$19.11	$17.13	$16.06

Total Return (%)	(55.4)		8.1		11.6	6.7	16.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.00		0.98		1.00	1.00	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99		0.98		0.98	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.09)		(0.21)		(0.18)	(0.13)	0.44
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$39,943		$82,675		$67,334	$47,699	$36,819

Please see following page for Financial Highlights footnote legend.

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.89		$19.31		$17.29	$16.19	$13.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(d)	(0.02	)(a)	(0.02)	(0.01)	0.07
Net realized and unrealized gain (loss) of investments	(11.55)		1.60		2.04	1.11	2.28

Total from investment operations	(11.55)		1.58		2.02	1.10	2.35

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	0.00	(0.06)

Total distributions	(0.04)		0.00		0.00	0.00	(0.06)

Net Asset Value, End of Period	$9.30		$20.89		$19.31	$17.29	$16.19

Total Return (%)	(55.4)		8.2		11.7	6.7	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.88		0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.89		0.88		0.88	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.01		(0.12)		(0.08)	(0.04)	0.55
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$14,710		$36,337		$38,839	$38,193	$40,402

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Net investment income was less than $0.01 per share.

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Income From Investment Operations
Net investment income	0.18 (a)	0.20 (a)	0.18	0.15	0.11
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.27	1.40	1.79

Total from investment operations	(4.94)	1.15	1.45	1.55	1.90

Less Distributions
Distributions from net investment income	(0.19)	(0.12)	(0.19)	(0.10)	(0.06)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.43)	(0.76)	(1.24)	(0.83)	(0.09)

Net Asset Value, End of Period	$8.66	$15.03	$14.64	$14.43	$13.71

Total Return (%)	(36.2)	7.8	10.1	12.3	16.0
Ratio of operating expenses to average net assets (%)	0.32	0.31	0.33	0.34	0.35
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.33	0.32	0.34	0.34	N/A
Ratio of net investment income to average net assets (%)	1.52	1.33	1.28	1.18	0.85
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$166,319	$277,839	$261,588	$232,461	$197,642

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Income From Investment Operations
Net investment income	0.15 (a)	0.16 (a)	0.14	0.11	0.06
Net realized and unrealized gain (loss) of investments	(5.09)	0.94	1.26	1.40	1.79

Total from investment operations	(4.94)	1.10	1.40	1.51	1.85

Less Distributions
Distributions from net investment income	(0.15)	(0.08)	(0.14)	(0.07)	(0.04)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.39)	(0.72)	(1.19)	(0.80)	(0.07)

Net Asset Value, End of Period	$8.58	$14.91	$14.53	$14.32	$13.61

Total Return (%)	(36.4)	7.5	9.8	12.0	15.7
Ratio of operating expenses to average net assets (%)	0.57	0.56	0.58	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.57	0.59	0.59	N/A
Ratio of net investment income to average net assets (%)	1.29	1.07	1.03	0.94	0.61
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$133,390	$192,044	$157,773	$111,361	$64,207

Please see following page for Financial Highlights footnote legend.

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.17	0.14	0.08
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.24	1.39	1.79

Total from investment operations	(4.95)	1.13	1.41	1.53	1.87

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.16)	(0.08)	(0.05)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.40)	(0.74)	(1.21)	(0.81)	(0.08)

Net Asset Value, End of Period	$8.61	$14.96	$14.57	$14.37	$13.65

Total Return (%)	(36.3)	7.7	9.9	12.2	15.9
Ratio of operating expenses to average net assets (%)	0.47	0.46	0.48	0.49	0.50
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.48	0.47	0.49	0.49	N/A
Ratio of net investment income to average net assets (%)	1.36	1.18	1.12	1.03	0.71
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$37,995	$69,898	$70,162	$66,712	$62,530

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Income From Investment Operations
Net investment income	0.09 (a)	0.10 (a)	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	(5.46)	(0.55)	2.84	0.57	2.55

Total from investment operations	(5.37)	(0.45)	2.92	0.65	2.55

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.06)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.32)	(2.12)	(3.73)	(1.27)	0.00

Net Asset Value, End of Period	$8.48	$15.17	$17.74	$18.55	$19.17

Total Return (%)	(38.4)	(3.5)	16.7	4.2	15.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.88	0.89	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.85	0.84	0.87
Ratio of net investment income (loss) to average net assets (%)	0.79	0.62	0.48	0.42	(0.03)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$260,771	$509,332	$609,877	$604,086	$666,800

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Income From Investment Operations
Net investment income	0.06 (a)	0.06 (a)	0.04	0.03	0.00
Net realized and unrealized gain (loss) of investments	(5.38)	(0.54)	2.81	0.57	2.49

Total from investment operations	(5.32)	(0.48)	2.85	0.60	2.49

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.02)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.28)	(2.08)	(3.69)	(1.27)	0.00

Net Asset Value, End of Period	$8.35	$14.95	$17.51	$18.35	$19.02

Total Return (%)	(38.6)	(3.7)	16.4	3.9	15.1
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.13	1.14	1.14	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.10	1.09	1.12
Ratio of net investment income (loss) to average net assets (%)	0.55	0.39	0.26	0.20	(0.09)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$96,606	$171,141	$169,004	$116,849	$58,676

Please see following page for Financial Highlights footnote legend.

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.08 (a)	0.06	0.05	(0.02)
Net realized and unrealized gain (loss) of investments	(5.41)	(0.55)	2.82	0.57	2.53

Total from investment operations	(5.33)	(0.47)	2.88	0.62	2.51

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.29)	(2.10)	(3.71)	(1.27)	0.00

Net Asset Value, End of Period	$8.39	$15.01	$17.58	$18.41	$19.06

Total Return (%)	(38.5)	(3.6)	16.6	4.0	15.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.03	1.04	1.04	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	1.00	0.99	1.02
Ratio of net investment income (loss) to average net assets (%)	0.64	0.47	0.32	0.27	(0.16)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$104,689	$207,442	$252,705	$253,532	$273,771

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Loomis Sayles Small Cap Core Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$247.66	$249.37		$232.80	$220.60	$189.55

Income From Investment Operations
Net investment income (loss)	0.56 (a)	(0.08	)(a)	0.45	0.11	(0.27)
Net realized and unrealized gain (loss) of investments	(79.58)	28.82		37.97	14.79	31.32

Total from investment operations	(79.02)	28.74		38.42	14.90	31.05

Less Distributions
Distributions from net investment income	0.00	(0.22)		0.00	0.00	0.00
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.45)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$134.79	$247.66		$249.37	$232.80	$220.60

Total Return (%)	(35.9)	11.9		16.7	6.9	16.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.90		0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.89		0.92	0.91	0.95
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.96	0.95		0.98	0.94	0.98
Ratio of net investment income (loss) to average net assets (%)	0.31	(0.03)		0.18	0.05	(0.13)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$192,120	$365,435		$371,963	$351,279	$368,666

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$243.90	$246.37		$230.75	$219.20	$188.59

Income From Investment Operations
Net investment income (loss)	0.12 (a)	(0.67	)(a)	0.12	(0.25)	0.08
Net realized and unrealized gain (loss) of investments	(78.14)	28.43		37.35	14.50	30.53

Total from investment operations	(78.02)	27.76		37.47	14.25	30.61

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.03	$243.90		$246.37	$230.75	$219.20

Total Return (%)	(36.1)	11.6		16.4	6.7	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.16	1.15		1.18	1.19	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14	1.14		1.17	1.17	1.20
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.21	1.20		1.23	1.19	1.23
Ratio of net investment income (loss) to average net assets (%)	0.07	(0.27)		(0.02)	(0.16)	(0.07)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$74,957	$108,142		$67,360	$25,364	$6,440

Please see following page for Financial Highlights footnote legend.

Loomis Sayles Small Cap Core Portfolio

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$245.18	$247.29		$231.34	$219.57	$188.95

Income From Investment Operations
Net investment income (loss)	0.28 (a)	(0.45	)(a)	0.14	(0.21)	(0.45)
Net realized and unrealized gain (loss) of investments	(78.62)	28.57		37.66	14.68	31.07

Total from investment operations	(78.34)	28.12		37.80	14.47	30.62

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.99	$245.18		$247.29	$231.34	$219.57

Total Return (%)	(36.0)	11.7		16.5	6.8	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05		1.08	1.09	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04	1.04		1.07	1.06	1.10
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.11	1.10		1.13	1.09	1.13
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.18)		0.03	(0.10)	(0.26)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$35,047	$63,434		$59,821	$50,554	$47,131

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Income From Investment Operations
Net investment income	0.20 (a)	0.22 (a)	0.18 (a)	0.14	0.12
Net realized and unrealized gain (loss) of investments	(4.71)	(0.38)	2.30	0.40	2.00

Total from investment operations	(4.51)	(0.16)	2.48	0.54	2.12

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.77)	(1.35)	(0.72)	(0.63)	(0.06)

Net Asset Value, End of Period	$8.89	$14.17	$15.68	$13.92	$14.01

Total Return (%)	(33.5)	(1.6)	18.0	4.5	17.8
Ratio of operating expenses to average net assets (%)	0.31	0.31	0.35	0.35	0.37
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.32	0.36	0.36	N/A
Ratio of net investment income to average net assets (%)	1.68	1.47	1.21	1.10	0.97
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$389,888	$610,844	$331,568	$266,467	$254,898

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.14 (a)	0.10	0.08
Net realized and unrealized gain (loss) of investments	(4.63)	(0.38)	2.25	0.41	1.98

Total from investment operations	(4.46)	(0.20)	2.39	0.51	2.06

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.09)	(0.08)	(0.04)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.73)	(1.31)	(0.68)	(0.60)	(0.04)

Net Asset Value, End of Period	$8.74	$13.93	$15.44	$13.73	$13.82

Total Return (%)	(33.6)	(1.8)	17.6	4.3	17.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.60	0.60	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.57	0.61	0.61	N/A
Ratio of net investment income to average net assets (%)	1.43	1.17	0.97	0.87	0.77
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$103,465	$160,849	$159,003	$108,689	$76,322

Please see following page for Financial Highlights footnote legend.

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Income From Investment Operations
Net investment income	0.18 (a)	0.19 (a)	0.16 (a)	0.13	0.09
Net realized and unrealized gain (loss) of investments	(4.69)	(0.37)	2.28	0.40	1.99

Total from investment operations	(4.51)	(0.18)	2.44	0.53	2.08

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.74)	(1.33)	(0.70)	(0.61)	(0.05)

Net Asset Value, End of Period	$8.85	$14.10	$15.61	$13.87	$13.95

Total Return (%)	(33.5)	(1.7)	17.7	4.4	17.5
Ratio of operating expenses to average net assets (%)	0.46	0.46	0.50	0.50	0.52
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.47	0.51	0.51	N/A
Ratio of net investment income to average net assets (%)	1.52	1.27	1.05	0.95	0.82
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$26,011	$46,861	$55,208	$49,489	$51,061

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.26	$15.72		$15.13	$13.63	$12.27

Income From Investment Operations
Net investment income (loss)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) of investments	(5.33)	1.56		0.62	1.52	1.40

Total from investment operations	(5.30)	1.54		0.59	1.50	1.36

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.05	$17.26		$15.72	$15.13	$13.63

Total Return (%)	(36.2)	9.9		3.9	11.0	11.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.57	0.57		0.59	0.60	0.60
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.57		0.59	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.59	0.59		0.60	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.23	(0.12)		(0.19)	(0.14)	(0.31)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$170,236	$294,458		$349,258	$318,845	$312,834

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$16.89	$15.42		$14.88	$13.44	$12.11

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) of investments	(5.20)	1.53		0.59	1.48	1.36

Total from investment operations	(5.19)	1.47		0.54	1.44	1.33

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.79	$16.89		$15.42	$14.88	$13.44

Total Return (%)	(36.3)	9.5		3.6	10.7	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.84	0.84		0.85	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.36)		(0.44)	(0.40)	(0.52)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$138,121	$54,366		$45,213	$30,357	$15,516

Please see following page for Financial Highlights footnote legend.

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.00	$15.50		$14.95	$13.49	$12.15

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss) of investments	(5.23)	1.54		0.61	1.50	1.39

Total from investment operations	(5.22)	1.50		0.55	1.46	1.34

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.87	$17.00		$15.50	$14.95	$13.49

Total Return (%)	(36.3)	9.7		3.7	10.8	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.74	0.74		0.75	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.09	(0.26)		(0.35)	(0.30)	(0.45)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$10,364	$16,647		$18,497	$19,910	$18,321

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Artio International Stock Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Income From Investment Operations
Net investment income	0.22 (a)	0.20 (a)	0.13	0.14	0.10
Net realized and unrealized gain (loss) of investments	(6.51)	1.38	2.09	1.92	1.68

Total from investment operations	(6.29)	1.58	2.22	2.06	1.78

Less Distributions
Distributions from net investment income	(0.40)	(0.17)	(0.21)	(0.08)	(0.14)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.95)	(1.03)	(0.21)	(0.08)	(0.14)

Net Asset Value, End of Period	$7.80	$16.04	$15.49	$13.48	$11.50

Total Return (%)	(44.1)	10.3	16.5	18.0	18.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.96	1.05	1.06	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	0.92	1.00	1.01	1.06
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.96	1.22	1.00	1.23	0.85
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$736,561	$732,643	$547,335	$413,322	$344,340

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Income From Investment Operations
Net investment income	0.17 (a)	0.15 (a)	0.12	0.12	0.07
Net realized and unrealized gain (loss) of investments	(6.40)	1.37	2.03	1.88	1.67

Total from investment operations	(6.23)	1.52	2.15	2.00	1.74

Less Distributions
Distributions from net investment income	(0.36)	(0.13)	(0.18)	(0.05)	(0.12)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.91)	(0.99)	(0.18)	(0.05)	(0.12)

Net Asset Value, End of Period	$7.69	$15.83	$15.30	$13.33	$11.38

Total Return (%)	(44.2)	10.1	16.2	17.6	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.17	1.21	1.30	1.31	1.33
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.17	1.25	1.26	1.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	0.96	0.72	0.89	0.56
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$79,532	$119,073	$95,473	$54,530	$24,612

Please see following page for Financial Highlights footnote legend.

Artio International Stock Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.89	$15.35	$13.37	$11.41	$9.79
Income From Investment Operations
Net investment income	0.19 (a)	0.18 (a)	0.12	0.13	0.07
Net realized and unrealized gain (loss) of investments	(6.43)	1.37	2.05	1.89	1.68

Total from investment operations	(6.24)	1.55	2.17	2.02	1.75

Less Distributions
Distributions from net investment income	(0.38)	(0.15)	(0.19)	(0.06)	(0.13)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.93)	(1.01)	(0.19)	(0.06)	(0.13)

Net Asset Value, End of Period	$7.72	$15.89	$15.35	$13.37	$11.41

Total Return (%)	(44.2)	10.2	16.3	17.8	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	1.11	1.20	1.21	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.07	1.15	1.16	1.21
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.64	1.10	0.89	1.08	0.70
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$37,302	$70,905	$73,182	$66,569	$58,712

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Income From Investment Operations
Net investment income	0.46 (a)	0.46 (a)	0.35 (a)	0.25	0.21
Net realized and unrealized gain (loss) of investments	(7.31)	1.26	2.95	1.26	1.70

Total from investment operations	(6.85)	1.72	3.30	1.51	1.91

Less Distributions
Distributions from net investment income	(0.41)	(0.35)	(0.25)	(0.20)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.98)	(0.53)	(0.25)	(0.20)	(0.07)

Net Asset Value, End of Period	$9.36	$17.19	$16.00	$12.95	$11.64

Total Return (%)	(42.1)	10.8	25.7	13.2	19.6
Ratio of operating expenses to average net assets (%)	0.41	0.41	0.49	0.51	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.42	0.41	0.50	0.51	N/A
Ratio of net investment income to average net assets (%)	3.44	2.69	2.46	2.19	2.01
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$269,718	$511,803	$320,845	$242,623	$210,034

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Income From Investment Operations
Net investment income	0.42 (a)	0.41 (a)	0.31 (a)	0.19	0.12
Net realized and unrealized gain (loss) of investments	(7.19)	1.23	2.91	1.27	1.74

Total from investment operations	(6.77)	1.64	3.22	1.46	1.86

Less Distributions
Distributions from net investment income	(0.37)	(0.30)	(0.22)	(0.18)	(0.06)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.94)	(0.48)	(0.22)	(0.18)	(0.06)

Net Asset Value, End of Period	$9.21	$16.92	$15.76	$12.76	$11.48

Total Return (%)	(42.2)	10.5	25.5	12.9	19.3
Ratio of operating expenses to average net assets (%)	0.66	0.66	0.74	0.76	0.84
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.67	0.66	0.75	0.76	N/A
Ratio of net investment income to average net assets (%)	3.21	2.46	2.18	1.86	1.60
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$196,039	$297,898	$231,042	$145,077	$73,707

Please see following page for Financial Highlights footnote legend.

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Income From Investment Operations
Net investment income	0.44 (a)	0.43 (a)	0.33 (a)	0.26	0.19
Net realized and unrealized gain (loss) of investments	(7.28)	1.25	2.94	1.23	1.70

Total from investment operations	(6.84)	1.68	3.27	1.49	1.89

Less Distributions
Distributions from net investment income	(0.39)	(0.32)	(0.24)	(0.18)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.96)	(0.50)	(0.24)	(0.18)	(0.07)

Net Asset Value, End of Period	$9.31	$17.11	$15.93	$12.90	$11.59

Total Return (%)	(42.2)	10.6	25.6	13.0	19.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.64	0.66	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.56	0.65	0.66	N/A
Ratio of net investment income to average net assets (%)	3.31	2.57	2.32	2.05	1.91
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$45,699	$84,400	$82,835	$74,489	$73,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Income From Investment Operations
Net investment income	0.30 (a)	0.21 (a)	0.21 (a)	0.12	0.11
Net realized and unrealized gain (loss) of investments	(7.06)	0.89	2.26	1.98	1.74

Total from investment operations	(6.76)	1.10	2.47	2.10	1.85

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.41)	(0.08)	(0.19)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.84)	(0.46)	(0.72)	(0.08)	(0.19)

Net Asset Value, End of Period	$9.90	$17.50	$16.86	$15.11	$13.09

Total Return (%)	(40.4)	6.5	16.6	16.2	16.4
Ratio of operating expenses to average net assets (%)	0.61	0.61	0.66	0.93	0.81
Ratio of net investment income to average net assets (%)	2.16	1.19	1.37	0.87	0.95
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$349,029	$653,910	$648,024	$226,037	$195,181

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.26 (a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	(7.04)	0.89	2.25	2.02	1.43

Total from investment operations	(6.78)	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.80)	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.6)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	1.91	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$166,045	$285,118	$260,542	$27,790	$3,646

Please see following page for Financial Highlights footnote legend.

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Income From Investment Operations
Net investment income	0.28 (a)	0.18 (a)	0.18 (a)	0.11	0.11
Net realized and unrealized gain (loss) of investments	(7.05)	0.88	2.27	1.97	1.71

Total from investment operations	(6.77)	1.06	2.45	2.08	1.82

Less Distributions
Distributions from net investment income	(0.28)	(0.17)	(0.39)	(0.06)	(0.18)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.81)	(0.43)	(0.70)	(0.06)	(0.18)

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.5)	6.3	16.5	16.1	16.1
Ratio of operating expenses to average net assets (%)	0.76	0.76	0.81	1.08	0.96
Ratio of net investment income to average net assets (%)	2.01	1.04	1.13	0.71	0.81
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$11,165	$24,793	$24,311	$20,674	$15,303

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Income From Investment Operations
Net investment income	4.08 (a)	4.40 (a)	4.32	3.84	3.60
Net realized and unrealized gain (loss) of investments	(35.15)	2.49	13.06	0.46	11.53

Total from investment operations	(31.07)	6.89	17.38	4.30	15.13

Less Distributions
Distributions from net investment income	(5.02)	(3.51)	(5.49)	(2.61)	(4.52)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.81)	(8.81)	(8.92)	(4.27)	(5.30)

Net Asset Value, End of Period	$107.65	$154.53	$156.45	$147.99	$147.96

Total Return (%)	(22.2)	4.4	12.2	3.1	11.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.58	0.59	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.56	0.57	0.58	0.65	0.63
Ratio of net investment income to average net assets (%)	3.15	2.80	2.74	2.53	2.60
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$177,742	$264,376	$279,698	$261,653	$268,870

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Income From Investment Operations
Net investment income	3.72 (a)	3.97 (a)	3.71	2.75	3.64
Net realized and unrealized gain (loss) of investments	(34.82)	2.45	13.15	1.16	11.01

Total from investment operations	(31.10)	6.42	16.86	3.91	14.65

Less Distributions
Distributions from net investment income	(4.63)	(3.09)	(4.99)	(2.26)	(4.21)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.42)	(8.39)	(8.42)	(3.92)	(4.99)

Net Asset Value, End of Period	$106.53	$153.05	$155.02	$146.58	$146.59

Total Return (%)	(22.3)	4.1	11.9	2.9	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.83	0.84	0.91	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.83	0.90	0.88
Ratio of net investment income to average net assets (%)	2.90	2.56	2.50	2.29	2.39
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$161,732	$233,742	$210,529	$158,528	$103,373

Please see following page for Financial Highlights footnote legend.

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$153.85	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	3.88 (a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	(35.00)	2.46	12.81	0.60	9.35

Total from investment operations	(31.12)	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.78)	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(15.57)	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$107.16	$153.85	$155.83	$147.36	$147.29

Total Return (%)	(22.3)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.71	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.98	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$40,104	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$153.46	$155.39	$143.80

Income From Investment Operations
Net investment income	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(34.91)	2.43	8.90

Total from investment operations	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	0.00

Total distributions	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$106.86	$153.46	$155.39

Total Return (%)	(22.3)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.94	2.60	2.67	(e)
Portfolio turnover rate (%)	52	58	55
Net assets, end of period (000)	$789,286	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Income From Investment Operations
Net investment income	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	(3.4)	6.3	4.4	2.4	4.4
Ratio of operating expenses to average net assets (%)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$784,262	$983,686	$962,770	$763,205	$814,560

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Income From Investment Operations
Net investment income	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	(3.7)	6.0	4.1	2.2	4.2
Ratio of operating expenses to average net assets (%)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$279,254	$315,737	$292,377	$235,057	$143,107

Please see following page for Financial Highlights footnote legend.

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Income From Investment Operations
Net investment income	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	(3.6)	6.1	4.3	2.3	4.3
Ratio of operating expenses to average net assets (%)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$236,544	$306,040	$308,901	$64,396	$65,275

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

Western Asset Management U.S. Government Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Income From Investment Operations
Net investment income	0.50 (a)	0.57 (a)	0.46	0.19	0.20
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	0.03	0.01	0.18

Total from investment operations	(0.03)	0.52	0.49	0.20	0.38

Less Distributions
Distributions from net investment income	(0.53)	(0.34)	(0.41)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.53)	(0.34)	(0.41)	(0.41)	(0.29)

Net Asset Value, End of Period	$11.92	$12.48	$12.30	$12.22	$12.43

Total Return (%)	(0.4)	4.4	4.2	1.7	3.0
Ratio of operating expenses to average net assets (%)	0.52	0.54	0.58	0.61	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.64
Ratio of net investment income to average net assets (%)	4.12	4.66	4.36	3.00	1.56
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$989,317	$1,032,047	$886,805	$471,703	$148,047

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Income From Investment Operations
Net investment income	0.46 (a)	0.54 (a)	0.44	0.25	0.16
Net realized and unrealized gain (loss) of investments	(0.52)	(0.05)	0.02	(0.08)	0.17

Total from investment operations	(0.06)	0.49	0.46	0.17	0.33

Less Distributions
Distributions from net investment income	(0.50)	(0.31)	(0.37)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.50)	(0.31)	(0.37)	(0.39)	(0.26)

Net Asset Value, End of Period	$11.87	$12.43	$12.25	$12.16	$12.38

Total Return (%)	(0.5)	4.0	3.9	1.4	2.7
Ratio of operating expenses to average net assets (%)	0.77	0.79	0.83	0.86	0.89
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.89
Ratio of net investment income to average net assets (%)	3.87	4.41	4.08	2.76	1.81
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$258,918	$226,693	$182,472	$117,258	$35,073

Please see following page for Financial Highlights footnote legend.

Western Asset Management U.S. Government Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Income From Investment Operations
Net investment income	0.48 (a)	0.55 (a)	0.54	0.34	0.17
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	(0.07)	(0.15)	0.17

Total from investment operations	(0.05)	0.50	0.47	0.19	0.34

Less distributions
Distributions from net investment income	(0.51)	(0.32)	(0.39)	(0.15)	(0.14)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.51)	(0.32)	(0.39)	(0.39)	(0.27)

Net Asset Value, End of Period	$11.88	$12.44	$12.26	$12.18	$12.38

Total Return (%)	(0.4)	4.1	4.0	1.6	2.8
Ratio of operating expenses to average net assets (%)	0.67	0.69	0.73	0.76	0.79
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	3.98	4.51	4.13	2.74	1.42
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$70,706	$91,643	$102,223	$117,409	$123,455

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses. This agreement expired in 2004.

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class G

U.S. EQUITY PORTFOLIOS

MetLife Stock Index Portfolio

MFS® Value Portfolio

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Artio International Stock Portfolio (formerly, Julius Baer International Stock Portfolio)

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio)

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Thirteen of these Portfolios are offered through this Prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

4

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

6

Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

7

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

8

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

9

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

10

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

11

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

12

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

13

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

14

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

15

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

During the period shown above, the highest quarterly return was 14.46% for the second quarter of 2003, and the lowest quarterly return was -18.61% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	-32.53%	1.70%	3.37%
Class B*	-32.78%	1.45%	3.12%
Class E*	-32.68%	1.55%	3.22%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

16

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.80%		1.05%		0.95%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.73%		0.98%		0.88%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$248	$437	$983
Class B	$100	$327	$573	$1,276
Class E	$90	$296	$519	$1,160

17

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

18

MFS® Value Portfolio

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since

19

MFS® Value Portfolio

1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010.

For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

20

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 30, 2008, the market capitalizations of companies in the Russell Midcap Index ranged from $1.4 billion to $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government Securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may also invest in foreign securities.

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

21

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

22

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.84% for the fourth quarter of 1999, and the lowest quarterly return was -28.60% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-45.73%	-2.67%	-1.94%	—	—
Class B	-45.84%	N/A	N/A	-4.09%	4-26-04
Class D	-45.74%	N/A	N/A	-15.15%	5-2-06
Class E	-45.78%	-2.81%	N/A	-3.65%	5-1-01
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

23

BlackRock Aggressive Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.77%	1.02%	0.87%	0.92%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares, 0.85% for Class D shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$246	$428	$954
Class B	$104	$325	$563	$1,248
Class D	$89	$278	$482	$1,073
Class E	$94	$293	$509	$1,131

24

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

25

BlackRock Aggressive Growth Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

26

BlackRock Aggressive Growth Portfolio

securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools

27

BlackRock Aggressive Growth Portfolio

of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and head of BlackRock’s small and mid cap growth equity team, and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Aggressive Growth Portfolio

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

29

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion. As of June 30 2008, the market capitalization of companies in the Russell Midcap Index ranged from $1.4 billion to $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Pyramis may also invest the Portfolio’s assets in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Pyramis seeks for the Portfolio investments in companies with improving business fundamentals and accelerating growth.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

30

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to Fidelity Management & Research Company (“FMR”) and also changed its principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Janus, FMR and Pyramis.

During the period shown above, the highest quarterly return was 59.37% for the fourth quarter of 1999, and the lowest quarterly return was -34.54% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-55.28%	-7.45%	-4.62%	—	—
Class B	-55.43%	-7.70%	N/A	-10.01%	1-2-01
Class E	-55.39%	-7.62%	N/A	-8.84%	5-1-01
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

32

FI Mid Cap Opportunities Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)	0.75%	1.00%	0.90%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.74% for Class A shares, 0.99% for Class B shares and 0.89% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

33

FI Mid Cap Opportunities Portfolio

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

34

FI Mid Cap Opportunities Portfolio

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and

35

FI Mid Cap Opportunities Portfolio

the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR, LLC. As of December 31, 2008, Pyramis managed approximately $5.3 billion in assets. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

David Rose has managed the Portfolio since April 2008. Mr. Rose joined Pyramis in 2007 and previously was a mid-cap growth manager at American Century Investments.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

36

FI Mid Cap Opportunities Portfolio

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

37

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2008, the highest market capitalization of companies in the Russell 2000 Index was $2.8 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

38

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

39

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -25.85% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-33.45%	-1.00%	2.78%	—	—
Class B	-33.57%	-1.26%	N/A	1.69%	1-2-01
Class E	-33.52%	-1.16%	N/A	1.13%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

40

Russell 2000 Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Glass G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.07%		0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%		0.63%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%		0.62%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603
Class G	$63	$201	$350	$785

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

41

Russell 2000 Index Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure

42

Russell 2000 Index Portfolio

to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

43

Russell 2000 Index Portfolio

management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

44

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI US Small Cap Growth Index. As of December 31, 2008, this included companies with market capitalizations of between approximately $6.8 million and $3.9 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will seek to invest in a diversified portfolio of securities and the top 25 holdings of the Portfolio will not, under normal circumstances, constitute more than 50% of the Portfolio’s total assets. This diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

45

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

46

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -25.70% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-36.19%	-2.13%	-0.18%	—	—
Class B	-36.32%	-2.34%	N/A	3.41%	7-30-02
Class E	-36.25%	-2.26%	N/A	-1.55%	5-1-01
MSCI US Small Cap Growth Index	-40.11%	-1.46%	2.42%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

47

T. Rowe Price Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.59%	0.84%	0.74%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver were reflected in the table, the Management Fee for each Class would be 0.49%, and Total Annual Operating Expenses would be 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$61	$190	$330	$740
Class B	$86	$269	$467	$1,040
Class E	$76	$237	$413	$921

48

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

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T. Rowe Price Small Cap Growth Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

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T. Rowe Price Small Cap Growth Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased,

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T. Rowe Price Small Cap Growth Portfolio

depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2008, T. Rowe Price and its affiliates had assets under management of approximately $276.3 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Artio International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) (“Artio”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. Artio chooses securities in industries and companies whose products and services it believes are in demand. Artio considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

Artio selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which Artio concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, Artio uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, Artio uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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Artio International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Artio International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 7, 2008, Artio (formerly, Julius Baer Investment Management LLC) succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam, Santander and Artio.

During the period shown above, the highest quarterly return was 16.85% for the second quarter of 2003, and the lowest quarterly return was -21.87% for the third quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-44.13%	0.03%	-1.28%	—	—
Class B	-44.24%	-0.21%	N/A	0.53%	5-1-02
Class E	-44.20%	-0.12%	N/A	-1.29%	5-1-01
MSCI All Country World ex-US Index	-45.53%	2.56%	N/A*	—	—

*	The MSCI All Country World ex-US Index has not been in existence for ten years.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Artio International Stock Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.82%		0.82%		0.82%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.13%		0.13%		0.13%

Total Annual Portfolio Operating Expenses	0.95%		1.20%		1.10%
Fee Waiver(1)	(0.03%	)	(0.03%	)	(0.03%	)

Net Operating Expenses(1)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$300	$523	$1,164
Class B	$119	$378	$657	$1,452
Class E	$109	$347	$603	$1,338

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Artio International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Artio may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Artio cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Artio International Stock Portfolio

uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”), including those based on U.S. indices. ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific

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Artio International Stock Portfolio

period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Artio determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts, including futures contracts based on U.S. equity indices, to adjust exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Artio is a registered investment adviser whose ownership is majority-controlled by Artio Global Investors, Inc. (“Artio Global Investors”), which is a wholly-owned subsidiary of Holding Ltd. Artio Global Investors is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland. As of December 31, 2008, Artio had assets under management of approximately $45.2 billion.

Artio Global Investors has announced its intention to make an initial public offering of its common stock. Depending on the number of common shares of Artio Global Investors sold in the initial public offering, Holding Ltd. may no longer control Artio.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

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Artio International Stock Portfolio

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 2008. Mr. Younes is Managing Director and Head of International Equity of Artio and has been with Artio or its predecessors since 1993. Mr. Pell is Chief Executive Officer and Chief Investment Officer of Artio and has been with Artio or its predecessors since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2008, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $149.7 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $3.0 billion. As of December 31, 2008, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation

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Morgan Stanley EAFE Index Portfolio

coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -20.00% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-42.08%	1.80%	0.48%	—	—
Class B	-42.20%	1.54%	N/A	-0.46%	1-2-01
Class E	-42.16%	1.64%	N/A	0.51%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
MSCI EAFE Index	-43.38%	1.66%	0.80%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.30%		0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.12%		0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%		0.73%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%		0.72%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725
Class G	$74	$232	$405	$906

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Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

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Morgan Stanley EAFE Index Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Morgan Stanley EAFE Index Portfolio

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008

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Morgan Stanley EAFE Index Portfolio

through April 30, 2009, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.30% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

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Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -21.80% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-40.37%	0.04%	1.27%	—	—
Class B	-40.56%	N/A	N/A	-0.89%	4-26-04
Class E	-40.49%	-0.12%	N/A	-0.45%	5-1-01
MSCI World Index	-40.71%	-0.51%	-0.64%	—	—

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Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

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Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share value may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

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Oppenheimer Global Equity Portfolio

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

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Oppenheimer Global Equity Portfolio

Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Oppenheimer Global Equity Portfolio

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $145 billion in assets as of December 31, 2008. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

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More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

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Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

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Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and

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structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental

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analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities (commonly known as “junk bonds”) and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

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The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.98% for the fourth quarter of 2004, and the lowest quarterly return was -5.67% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-3.43%	2.77%	4.42%	—	—
Class B	-3.66%	2.51%	N/A	4.08%	5-1-01
Class E	-3.57%	2.61%	N/A	3.80%	4-23-02
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

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Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

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BlackRock Bond Income Portfolio

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of

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portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

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BlackRock Bond Income Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Barclays Capital Aggregate Bond Index Portfolio

MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Barclays Capital Aggregate Bond Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

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a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

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More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of

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its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in

121

respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MFS Value Portfolio, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

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MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

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MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

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MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

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BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.89	$23.96		$22.45	$20.28	$17.95

Income From Investment Operations
Net investment income (loss)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) of investments	(13.25)	4.99		1.58	2.24	2.40

Total from investment operations	(13.21)	4.93		1.51	2.17	2.33

Net Asset Value, End of Period	$15.68	$28.89		$23.96	$22.45	$20.28

Total Return (%)	(45.7)	20.6		6.7	10.7	13.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.76		0.79	0.79	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.74		0.77	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.24)		(0.29)	(0.33)	(0.38)
Portfolio turnover rate (%)	48	49		91	71	95
Net assets, end of period (000)	$457,840	$937,655		$880,965	$938,550	$954,736

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$27.51		$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) of investments	(12.59)		4.75		1.48	2.11	1.37

Total from investment operations	(12.61)		4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$14.90		$27.51		$22.88	$21.49	$19.46

Total Return (%)	(45.8)		20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02		1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00		0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.11)		(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$32,046		$45,243		$21,634	$11,761	$4,165

Please	see following page for Financial Highlights footnote legend.

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BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2008	2007		2006(c)
Net Asset Value, Beginning of Period	$28.66	$23.80		$24.12

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	(13.13)	4.95		(0.26)

Total from investment operations	(13.12)	4.86		(0.32)

Net Asset Value, End of Period	$15.54	$28.66		$23.80

Total Return (%)	(45.7)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.84		0.87	(e)
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	48	49		91
Net assets, end of period (000)	$117,944	$268,928		$270,158

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.64		$23.79		$22.33	$20.20	$17.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(f)	(0.10	)(a)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss) of investments	(13.11)		4.95		1.58	2.24	2.39

Total from investment operations	(13.11)		4.85		1.46	2.13	2.30

Net Asset Value, End of Period	$15.53		$28.64		$23.79	$22.33	$20.20

Total Return (%)	(45.8)		20.4		6.5	10.5	12.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.92		0.91		0.94	0.94	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90		0.89		0.92	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.00	(g)	(0.39)		(0.44)	(0.48)	(0.52)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$10,985		$20,171		$16,305	$17,653	$17,893

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income was less than $0.01 per share.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

128

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$21.14	$19.54	$17.47		$16.34	$14.01

Income From Investment Operations
Net investment income	0.03 (a)	0.01 (a)	0.01		0.02	0.08
Net realized and unrealized gain (loss) of investments	(11.68)	1.62	2.06		1.11	2.33

Total from investment operations	(11.65)	1.63	2.07		1.13	2.41

Less Distributions
Distributions from net investment income	(0.07)	(0.03)	(0.00	)(b)	0.00	(0.08)

Total distributions	(0.07)	(0.03)	(0.00)		0.00	(0.08)

Net Asset Value, End of Period	$9.42	$21.14	$19.54		$17.47	$16.34

Total Return (%)	(55.3)	8.3	11.9		6.9	17.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.73	0.75		0.75	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.74	0.73	0.73		0.68	0.70
Ratio of net investment income to average net assets (%)	0.16	0.04	0.07		0.11	0.53
Portfolio turnover rate (%)	313	113	153		149	217
Net assets, end of period (000)	$470,142	$1,063,017	$981,804		$924,602	$963,074

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.66		$19.11		$17.13	$16.06	$13.79

Income From Investment Operations
Net investment income (loss)	(0.01	)(a)	(0.04	)(a)	(0.02)	(0.01)	0.09
Net realized and unrealized gain (loss) of investments	(11.43)		1.59		2.00	1.08	2.23

Total from investment operations	(11.44)		1.55		1.98	1.07	2.32

Less Distributions
Distributions from net investment income	(0.02)		0.00		0.00	0.00	(0.05)

Total distributions	(0.02)		0.00		0.00	0.00	(0.05)

Net Asset Value, End of Period	$9.20		$20.66		$19.11	$17.13	$16.06

Total Return (%)	(55.4)		8.1		11.6	6.7	16.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.00		0.98		1.00	1.00	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99		0.98		0.98	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.09)		(0.21)		(0.18)	(0.13)	0.44
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$39,943		$82,675		$67,334	$47,699	$36,819

Please see following page for Financial Highlights footnote legend.

129

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.89		$19.31		$17.29	$16.19	$13.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(d)	(0.02	)(a)	(0.02)	(0.01)	0.07
Net realized and unrealized gain (loss) of investments	(11.55)		1.60		2.04	1.11	2.28

Total from investment operations	(11.55)		1.58		2.02	1.10	2.35

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	0.00	(0.06)

Total distributions	(0.04)		0.00		0.00	0.00	(0.06)

Net Asset Value, End of Period	$9.30		$20.89		$19.31	$17.29	$16.19

Total Return (%)	(55.4)		8.2		11.7	6.7	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.88		0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.89		0.88		0.88	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.01		(0.12)		(0.08)	(0.04)	0.55
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$14,710		$36,337		$38,839	$38,193	$40,402

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Net investment income was less than $0.01 per share.

130

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Income From Investment Operations
Net investment income	0.20 (a)	0.22 (a)	0.18 (a)	0.14	0.12
Net realized and unrealized gain (loss) of investments	(4.71)	(0.38)	2.30	0.40	2.00

Total from investment operations	(4.51)	(0.16)	2.48	0.54	2.12

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.77)	(1.35)	(0.72)	(0.63)	(0.06)

Net Asset Value, End of Period	$8.89	$14.17	$15.68	$13.92	$14.01

Total Return (%)	(33.5)	(1.6)	18.0	4.5	17.8
Ratio of operating expenses to average net assets (%)	0.31	0.31	0.35	0.35	0.37
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.32	0.36	0.36	N/A
Ratio of net investment income to average net assets (%)	1.68	1.47	1.21	1.10	0.97
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$389,888	$610,844	$331,568	$266,467	$254,898

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.14 (a)	0.10	0.08
Net realized and unrealized gain (loss) of investments	(4.63)	(0.38)	2.25	0.41	1.98

Total from investment operations	(4.46)	(0.20)	2.39	0.51	2.06

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.09)	(0.08)	(0.04)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.73)	(1.31)	(0.68)	(0.60)	(0.04)

Net Asset Value, End of Period	$8.74	$13.93	$15.44	$13.73	$13.82

Total Return (%)	(33.6)	(1.8)	17.6	4.3	17.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.60	0.60	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.57	0.61	0.61	N/A
Ratio of net investment income to average net assets (%)	1.43	1.17	0.97	0.87	0.77
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$103,465	$160,849	$159,003	$108,689	$76,322

Please see following page for Financial Highlights footnote legend.

131

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Income From Investment Operations
Net investment income	0.18 (a)	0.19 (a)	0.16 (a)	0.13	0.09
Net realized and unrealized gain (loss) of investments	(4.69)	(0.37)	2.28	0.40	1.99

Total from investment operations	(4.51)	(0.18)	2.44	0.53	2.08

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.74)	(1.33)	(0.70)	(0.61)	(0.05)

Net Asset Value, End of Period	$8.85	$14.10	$15.61	$13.87	$13.95

Total Return (%)	(33.5)	(1.7)	17.7	4.4	17.5
Ratio of operating expenses to average net assets (%)	0.46	0.46	0.50	0.50	0.52
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.47	0.51	0.51	N/A
Ratio of net investment income to average net assets (%)	1.52	1.27	1.05	0.95	0.82
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$26,011	$46,861	$55,208	$49,489	$51,061

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

132

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.26	$15.72		$15.13	$13.63	$12.27

Income From Investment Operations
Net investment income (loss)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) of investments	(5.33)	1.56		0.62	1.52	1.40

Total from investment operations	(5.30)	1.54		0.59	1.50	1.36

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.05	$17.26		$15.72	$15.13	$13.63

Total Return (%)	(36.2)	9.9		3.9	11.0	11.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.57	0.57		0.59	0.60	0.60
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.57		0.59	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.59	0.59		0.60	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.23	(0.12)		(0.19)	(0.14)	(0.31)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$170,236	$294,458		$349,258	$318,845	$312,834

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$16.89	$15.42		$14.88	$13.44	$12.11

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) of investments	(5.20)	1.53		0.59	1.48	1.36

Total from investment operations	(5.19)	1.47		0.54	1.44	1.33

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.79	$16.89		$15.42	$14.88	$13.44

Total Return (%)	(36.3)	9.5		3.6	10.7	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.84	0.84		0.85	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.36)		(0.44)	(0.40)	(0.52)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$138,121	$54,366		$45,213	$30,357	$15,516

Please see following page for Financial Highlights footnote legend.

133

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.00	$15.50		$14.95	$13.49	$12.15

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss) of investments	(5.23)	1.54		0.61	1.50	1.39

Total from investment operations	(5.22)	1.50		0.55	1.46	1.34

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.87	$17.00		$15.50	$14.95	$13.49

Total Return (%)	(36.3)	9.7		3.7	10.8	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.74	0.74		0.75	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.09	(0.26)		(0.35)	(0.30)	(0.45)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$10,364	$16,647		$18,497	$19,910	$18,321

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

134

Artio International Stock Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Income From Investment Operations
Net investment income	0.22 (a)	0.20 (a)	0.13	0.14	0.10
Net realized and unrealized gain (loss) of investments	(6.51)	1.38	2.09	1.92	1.68

Total from investment operations	(6.29)	1.58	2.22	2.06	1.78

Less Distributions
Distributions from net investment income	(0.40)	(0.17)	(0.21)	(0.08)	(0.14)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.95)	(1.03)	(0.21)	(0.08)	(0.14)

Net Asset Value, End of Period	$7.80	$16.04	$15.49	$13.48	$11.50

Total Return (%)	(44.1)	10.3	16.5	18.0	18.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.96	1.05	1.06	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	0.92	1.00	1.01	1.06
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.96	1.22	1.00	1.23	0.85
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$736,561	$732,643	$547,335	$413,322	$344,340

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Income From Investment Operations
Net investment income	0.17 (a)	0.15 (a)	0.12	0.12	0.07
Net realized and unrealized gain (loss) of investments	(6.40)	1.37	2.03	1.88	1.67

Total from investment operations	(6.23)	1.52	2.15	2.00	1.74

Less Distributions
Distributions from net investment income	(0.36)	(0.13)	(0.18)	(0.05)	(0.12)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.91)	(0.99)	(0.18)	(0.05)	(0.12)

Net Asset Value, End of Period	$7.69	$15.83	$15.30	$13.33	$11.38

Total Return (%)	(44.2)	10.1	16.2	17.6	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.17	1.21	1.30	1.31	1.33
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.17	1.25	1.26	1.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	0.96	0.72	0.89	0.56
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$79,532	$119,073	$95,473	$54,530	$24,612

Please see following page for Financial Highlights footnote legend.

135

Artio International Stock Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.89	$15.35	$13.37	$11.41	$9.79
Income From Investment Operations
Net investment income	0.19 (a)	0.18 (a)	0.12	0.13	0.07
Net realized and unrealized gain (loss) of investments	(6.43)	1.37	2.05	1.89	1.68

Total from investment operations	(6.24)	1.55	2.17	2.02	1.75

Less Distributions
Distributions from net investment income	(0.38)	(0.15)	(0.19)	(0.06)	(0.13)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.93)	(1.01)	(0.19)	(0.06)	(0.13)

Net Asset Value, End of Period	$7.72	$15.89	$15.35	$13.37	$11.41

Total Return (%)	(44.2)	10.2	16.3	17.8	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	1.11	1.20	1.21	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.07	1.15	1.16	1.21
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.64	1.10	0.89	1.08	0.70
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$37,302	$70,905	$73,182	$66,569	$58,712

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

136

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Income From Investment Operations
Net investment income	0.46 (a)	0.46 (a)	0.35 (a)	0.25	0.21
Net realized and unrealized gain (loss) of investments	(7.31)	1.26	2.95	1.26	1.70

Total from investment operations	(6.85)	1.72	3.30	1.51	1.91

Less Distributions
Distributions from net investment income	(0.41)	(0.35)	(0.25)	(0.20)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.98)	(0.53)	(0.25)	(0.20)	(0.07)

Net Asset Value, End of Period	$9.36	$17.19	$16.00	$12.95	$11.64

Total Return (%)	(42.1)	10.8	25.7	13.2	19.6
Ratio of operating expenses to average net assets (%)	0.41	0.41	0.49	0.51	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.42	0.41	0.50	0.51	N/A
Ratio of net investment income to average net assets (%)	3.44	2.69	2.46	2.19	2.01
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$269,718	$511,803	$320,845	$242,623	$210,034

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Income From Investment Operations
Net investment income	0.42 (a)	0.41 (a)	0.31 (a)	0.19	0.12
Net realized and unrealized gain (loss) of investments	(7.19)	1.23	2.91	1.27	1.74

Total from investment operations	(6.77)	1.64	3.22	1.46	1.86

Less Distributions
Distributions from net investment income	(0.37)	(0.30)	(0.22)	(0.18)	(0.06)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.94)	(0.48)	(0.22)	(0.18)	(0.06)

Net Asset Value, End of Period	$9.21	$16.92	$15.76	$12.76	$11.48

Total Return (%)	(42.2)	10.5	25.5	12.9	19.3
Ratio of operating expenses to average net assets (%)	0.66	0.66	0.74	0.76	0.84
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.67	0.66	0.75	0.76	N/A
Ratio of net investment income to average net assets (%)	3.21	2.46	2.18	1.86	1.60
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$196,039	$297,898	$231,042	$145,077	$73,707

Please see following page for Financial Highlights footnote legend.

137

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Income From Investment Operations
Net investment income	0.44 (a)	0.43 (a)	0.33 (a)	0.26	0.19
Net realized and unrealized gain (loss) of investments	(7.28)	1.25	2.94	1.23	1.70

Total from investment operations	(6.84)	1.68	3.27	1.49	1.89

Less Distributions
Distributions from net investment income	(0.39)	(0.32)	(0.24)	(0.18)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.96)	(0.50)	(0.24)	(0.18)	(0.07)

Net Asset Value, End of Period	$9.31	$17.11	$15.93	$12.90	$11.59

Total Return (%)	(42.2)	10.6	25.6	13.0	19.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.64	0.66	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.56	0.65	0.66	N/A
Ratio of net investment income to average net assets (%)	3.31	2.57	2.32	2.05	1.91
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$45,699	$84,400	$82,835	$74,489	$73,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

138

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Income From Investment Operations
Net investment income	0.30 (a)	0.21 (a)	0.21 (a)	0.12	0.11
Net realized and unrealized gain (loss) of investments	(7.06)	0.89	2.26	1.98	1.74

Total from investment operations	(6.76)	1.10	2.47	2.10	1.85

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.41)	(0.08)	(0.19)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.84)	(0.46)	(0.72)	(0.08)	(0.19)

Net Asset Value, End of Period	$9.90	$17.50	$16.86	$15.11	$13.09

Total Return (%)	(40.4)	6.5	16.6	16.2	16.4
Ratio of operating expenses to average net assets (%)	0.61	0.61	0.66	0.93	0.81
Ratio of net investment income to average net assets (%)	2.16	1.19	1.37	0.87	0.95
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$349,029	$653,910	$648,024	$226,037	$195,181

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.26 (a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	(7.04)	0.89	2.25	2.02	1.43

Total from investment operations	(6.78)	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.80)	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.6)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	1.91	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$166,045	$285,118	$260,542	$27,790	$3,646

Please see following page for Financial Highlights footnote legend.

139

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Income From Investment Operations
Net investment income	0.28 (a)	0.18 (a)	0.18 (a)	0.11	0.11
Net realized and unrealized gain (loss) of investments	(7.05)	0.88	2.27	1.97	1.71

Total from investment operations	(6.77)	1.06	2.45	2.08	1.82

Less Distributions
Distributions from net investment income	(0.28)	(0.17)	(0.39)	(0.06)	(0.18)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.81)	(0.43)	(0.70)	(0.06)	(0.18)

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.5)	6.3	16.5	16.1	16.1
Ratio of operating expenses to average net assets (%)	0.76	0.76	0.81	1.08	0.96
Ratio of net investment income to average net assets (%)	2.01	1.04	1.13	0.71	0.81
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$11,165	$24,793	$24,311	$20,674	$15,303

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

140

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

141

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

142

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Income From Investment Operations
Net investment income	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	(3.4)	6.3	4.4	2.4	4.4
Ratio of operating expenses to average net assets (%)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$784,262	$983,686	$962,770	$763,205	$814,560

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Income From Investment Operations
Net investment income	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	(3.7)	6.0	4.1	2.2	4.2
Ratio of operating expenses to average net assets (%)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$279,254	$315,737	$292,377	$235,057	$143,107

Please see following page for Financial Highlights footnote legend.

143

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Income From Investment Operations
Net investment income	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	(3.6)	6.1	4.3	2.3	4.3
Ratio of operating expenses to average net assets (%)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$236,544	$306,040	$308,901	$64,396	$65,275

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

144

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

145

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

146

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

147

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

148

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E, Class F and Class G

U.S. EQUITY PORTFOLIOS

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

Met/Artisan Mid Cap Value Portfolio (formerly, Harris Oakmark Focused Value Portfolio)

BlackRock Strategic Value Portfolio

Loomis Sayles Small Cap Core Portfolio
(formerly, Loomis Sayles Small Cap Portfolio)

INTERNATIONAL EQUITY PORTFOLIO

Artio International Stock Portfolio (formerly, Julius Baer International Stock Portfolio)

EQUITY AND FIXED-INCOME PORTFOLIO

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio)

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

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Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Fifteen of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

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Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

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The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio may also invest without limitation in preferred stocks for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

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Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

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BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 30, 2008, the Russell 1000 Index included companies with market capitalizations of $1.4 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

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BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.56% for the fourth quarter of 1999, and the lowest quarterly return was -23.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-36.51%	-1.78%	-1.72%	—	—
Class B	-36.69%	-2.03%	N/A	2.04%	7-30-02
Class E	-36.63%	-1.94%	N/A	-4.24%	5-1-01
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.73%		0.73%		0.73%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(2)	0.78%		1.03%		0.93%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.77%		1.02%		0.92%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$248	$432	$965
Class B	$104	$327	$568	$1,259
Class E	$94	$295	$514	$1,142

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BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

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BlackRock Legacy Large Cap Growth Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Legacy Large Cap Growth Portfolio

an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a

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BlackRock Legacy Large Cap Growth Portfolio

significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant alignment of interest in business.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure.

•	High returns on capital.

•	Non-obsolescent products and services.

•	Dominant or growing market share.

•	Global presence and brand names.

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive

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Davis Venture Value Portfolio

valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

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Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 18.16% for the second quarter of 2003, and the lowest quarterly return was -24.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-39.35%	-2.07%	1.20%	—	—
Class B	-39.52%	-2.34%	N/A	2.11%	7-30-02
Class E	-39.46%	-2.23%	N/A	-1.33%	2-20-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.03%		0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.73%		0.98%		0.88%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)	0.69%		0.94%		0.84%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$70	$229	$402	$903
Class B	$96	$308	$538	$1,198
Class E	$86	$277	$484	$1,081

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

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Davis Venture Value Portfolio

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

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Davis Venture Value Portfolio

Portfolio Management

As of December 31, 2008, Davis, together with its affiliated institutional asset management companies, managed approximately $60 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. MetLife Advisers voluntarily agreed, for the period January 1, 2009 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. Pyramis may also invest the Portfolio’s assets in convertible securities and debt securities. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company’s assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) are selling at low market valuations of assets relative to the securities market in general, or may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a “turnaround” in earnings. The stocks of these companies are often called “value” stocks.

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Portfolio may not achieve its objective.

22

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

23

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. (“Westpeak”) to Fidelity Management & Research Company (“FMR”), and the Portfolio changed its investment objective and principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Westpeak, FMR and Pyramis.

During the period shown above, the highest quarterly return was 15.49% for the second quarter of 2003, and the lowest quarterly return was -22.26% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-38.95%	-2.16%	-1.99%	—	—
Class B	-39.10%	-2.39%	N/A	1.66%	7-30-02
Class D	-39.01%	N/A	N/A	-14.49%	5-2-06
Class E	-39.03%	-2.31%	N/A	-2.86%	5-1-01
Russell 1000 Value Index	-36.85%	-0.79%	1.36%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

24

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses	0.06%	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.81%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Class D	$83	$259	$450	$1,002
Class E	$88	$274	$477	$1,061

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

25

FI Value Leaders Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Pyramis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Pyramis cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

26

FI Value Leaders Portfolio

Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

27

FI Value Leaders Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Portfolio Management

Pyramis is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR, LLC. As of December 31, 2008, Pyramis managed approximately $5.3 billion in assets. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Ciaran O’Neill has managed the Portfolio since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001 he has served FMR as a portfolio manager for mutual funds and separate accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Mr. O’Neill has been a portfolio manager for Pyramis since January 2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for

28

FI Value Leaders Portfolio

the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.65% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government Securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not apply to American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

30

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

31

Jennison Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 13.65% for the second quarter of 2003, and the lowest quarterly return was -20.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-36.43%	-1.93%	-1.41%		5-1-02
Class B	-36.54%	-2.17%	-1.65%		5-1-02
Class E	-36.57%	N/A	-3.32%		4-27-05
Russell 1000 Growth Index	-38.44%	-3.42%	-1.92%	*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Jennison Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.67%	0.92%	0.82%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

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Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Jennison Growth Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

35

Jennison Growth Portfolio

the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

As of December 31, 2008, Jennison managed in excess of $62 billion in assets. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Kathleen A. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Michael A. Del Balso joined Jennison in 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of

36

Jennison Growth Portfolio

Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

37

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

38

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

39

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

40

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

41

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

42

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

43

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

44

Met/Artisan Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Artisan Partners Limited Partnership (“Artisan”), subadviser to the portfolio, invests at least 80% of the portfolio’s net assets in the common stocks of medium-sized companies. Artisan defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap Index and less than three times the weighted average market capitalization of companies in that index. As of June 30, 2008, the market capitalization of the smallest company in the Russell Midcap Index was $1.4 billion and the weighted average market capitalization of companies in that index was approximately $8.3 billion. As long as an investment continues to meet the Portfolio’s other investment criteria, Artisan may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. Artisan will generally not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion. The Portfolio invests primarily in U.S. companies.

Stock Selection

Artisan uses a bottom-up investment process in an attempt to construct a diversified portfolio of stocks issued by medium-sized U.S. companies with the following attributes for long-term success:

•

Attractive valuation. Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

•	Sound financial condition. Artisan seeks companies with a level of debt Artisan deems appropriate and a positive cash flow.

•	Strong business economics. Artisan favors cash-producing businesses capable of earning returns on capital Artisan finds acceptable over the company’s business cycle.

Artisan often finds investment opportunities in:

•	“Turnaround” companies. These are companies with recent poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

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Met/Artisan Mid Cap Value Portfolio

•	Companies in transition. Artisan attempts to identify ahead of the market those companies whose stock prices may soon rise due to new management, new products or a cyclical uptrend in an industry.

•

Companies with hidden assets. Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for Artisan.

•	Unrecognized companies. A company little-known or lacking a following among investors may be selected for the Portfolio if Artisan considers the company undervalued.

•	Companies with earnings shortfalls. Artisan may consider a company whose reduced earnings have caused the company’s stock price to drop if Artisan expects those earnings to improve.

The Portfolio may invest up to 5% of its net assets in securities of a single issuer. However, if an issuer comprises more than 5% of net assets due to market movements, the Portfolio may purchase additional securities of that issuer to invest cash received from shareholder investments and maintain the issuer’s relative weighting in the Portfolio. The Portfolio’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Portfolio’s investment criteria. As a result of this emphasis on valuation, the Portfolio may at times hold more than 5%, but generally not more than 10%, of its net assets in cash.

The Portfolio may sell a stock when Artisan thinks the stock is overvalued compared to Artisan’s estimate of the company’s intrinsic value, when changing circumstances affect the original reasons for Artisan’s purchase of the stock, when the company’s fundamentals have deteriorated, or when more attractive alternatives are identified.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock markets

•	Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

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Met/Artisan Mid Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2009, Artisan succeeded Harris Associates, L.P. (“Harris”) as subadviser to the Portfolio and the Portfolio modified its principal investment strategies. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below reflects the management of GSAM, Loomis Sayles and Harris, but not of Artisan.

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -29.46% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-46.00%	-7.32%	2.48%	—	—
Class B	-46.13%	-7.55%	N/A	-0.77%	2-20-01
Class E	-46.08%	-7.45%	N/A	-1.05%	5-1-01
Russell Midcap Index	-41.46%	-0.71%	3.18%	—	—
Russell Midcap Value Index*	-38.44%	0.33%	4.44%	—	—

*	In the future, the Portfolio’s performance will be compared to the Russell Midcap Value Index instead of the Russell Midcap Index. The Portfolio’s subadviser believes that the Russell Midcap Value Index better reflects the universe of securities in which the Portfolio invests.

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Met/Artisan Mid Cap Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.85%	1.10%	1.00%

(1)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$87	$271	$471	$1,049
Class B	$112	$350	$606	$1,340
Class E	$102	$318	$552	$1,225

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Met/Artisan Mid Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Portfolio Management

Artisan was organized in 1994 and, as of December 31, 2008, managed approximately $30.6 billion in assets. Artisan is a limited partnership managed by its general partner. Artisan’s address is 875 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202-5402.

Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. have co-managed the Portfolio since May 2009. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan, and have been employed by Artisan since 1997. Mr. Sertl has been employed by Artisan since 2000.

From January 1, 2008 through April 30, 2009, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $1.5 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Effective May 1, 2009, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.82% for the $1 billion of the Portfolio’s average daily net assets and 0.78% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement and Subadvisory Agreement for the Portfolio will be available in the Fund’s semiannual report to shareholders for the period ended June 30, 2009.

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BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 30, 2008, the highest market capitalization of companies in the Russell 2000 Index was $2.8 billion. As of December 31, 2008, the highest capitalization of companies in the S&P SmallCap 600 Index was $2.3 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. Government Securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

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BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was -26.87% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	-38.40%	-3.57%	4.11%	7-5-00
Class B	-38.55%	-3.89%	-0.48%	5-1-01
Class E	-38.50%	-3.70%	-0.33%	5-1-01
Russell 2000 Value Index	-28.92%	0.27%	6.69%*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.89%	1.14%	1.04%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.85% for Class A shares, 1.10% for Class B shares and 1.00% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$91	$284	$493	$1,096
Class B	$116	$362	$628	$1,386
Class E	$106	$331	$574	$1,271

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

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BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Strategic Value Portfolio

Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

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BlackRock Strategic Value Portfolio

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Strategic Value Portfolio

is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Strategic Value Portfolio

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, Managing Director and Kate O’Connor, Managing Director.

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Loomis Sayles Small Cap Core Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 30, 2008, the highest market capitalization of the Russell 2000 Index was $2.8 billion. The Portfolio may invest the rest of its assets in larger companies. The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options, and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

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Loomis Sayles Small Cap Core Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Loomis Sayles Small Cap Core Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 29.18% for the fourth quarter of 1999, and the lowest quarterly return was -25.01% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-35.89%	0.82%	3.49%	—	—
Class B	-36.06%	0.60%	N/A	4.67%	7-30-02
Class E	-35.99%	0.67%	N/A	1.12%	5-1-01
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

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Loomis Sayles Small Cap Core Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses(1)	0.96%		1.21%		1.11%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.91%		1.16%		1.06%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$93	$301	$526	$1,173
Class B	$118	$379	$660	$1,462
Class E	$108	$348	$607	$1,347

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

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Loomis Sayles Small Cap Core Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities and other Private Placements.    The Portfolio may invest in Rule 144A and other private placements securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Loomis Sayles.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

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other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference investment, such as a currency, an interest rate or a security.

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significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2008, Loomis Sayles managed approximately $106 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G.

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Loomis Sayles Small Cap Core Portfolio

Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Artio International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) (“Artio”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four or five different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 25% of its total assets in emerging market securities.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), mutual funds, exchange-traded funds (“ETFs”), Rule 144A securities, and real estate investment trusts (“REITs”).

The Portfolio may also use financial futures, commodity futures and options, swaps, warrants and other derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Stock Selection

The Portfolio is not constrained by a particular investment style. It may invest in “growth” or “value” securities. Artio chooses securities in industries and companies whose products and services it believes are in demand. Artio considers for the Portfolio companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change, and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency values and prospects for economic growth in a country or region.

Artio selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets, such as Western Europe, Australia, New Zealand and Canada, the stock selection process is primarily bottom-up, in which Artio concentrates on factors such as company balance sheets and industry performance relative to the broader economy. In emerging markets, Artio uses a top-down selection process, focusing on the economic and political factors of particular areas. When selecting Japanese companies, Artio uses a combination of bottom-up and top-down analysis to best assess specific companies in the context of economic and political factors within Japan.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

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Artio International Stock Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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Artio International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 7, 2008, Artio (formerly, Julius Baer Investment Management LLC) succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam, Santander and Artio.

During the period shown above, the highest quarterly return was 16.85% for the second quarter of 2003, and the lowest quarterly return was -21.87% for the third quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-44.13%	0.03%	-1.28%	—	—
Class B	-44.24%	-0.21%	N/A	0.53%	5-1-02
Class E	-44.20%	-0.12%	N/A	-1.29%	5-1-01
MSCI All Country World ex-US Index	-45.53%	2.56%	N/A*	—	—

*	The MSCI All Country World ex-US Index has not been in existence for ten years.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Artio International Stock Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.82%		0.82%		0.82%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.13%		0.13%		0.13%

Total Annual Portfolio Operating Expenses	0.95%		1.20%		1.10%
Fee Waiver(1)	(0.03%	)	(0.03%	)	(0.03%	)

Net Operating Expenses(1)	0.92%		1.17%		1.07%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$94	$300	$523	$1,164
Class B	$119	$378	$657	$1,452
Class E	$109	$347	$603	$1,338

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Artio International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Artio may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Artio cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Artio International Stock Portfolio

uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”), including those based on U.S. indices. ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific

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Artio International Stock Portfolio

period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Artio determines, under guidelines established by the Fund’s directors, that it is liquid.

Futures Contracts.    The Portfolio may also purchase futures contracts, including futures contracts based on U.S. equity indices, to adjust exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Artio is a registered investment adviser whose ownership is majority-controlled by Artio Global Investors, Inc. (“Artio Global Investors”), which is a wholly-owned subsidiary of Holding Ltd. Artio Global Investors is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland. As of December 31, 2008, Artio had assets under management of approximately $45.2 billion.

Artio Global Investors has announced its intention to make an initial public offering of its common stock. Depending on the number of common shares of Artio Global Investors sold in the initial public offering, Holding Ltd. may no longer control Artio.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

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Artio International Stock Portfolio

Rudolph-Riad Younes and Richard Pell have been primarily responsible for the day-to-day management of the Portfolio since January 2008. Mr. Younes is Managing Director and Head of International Equity of Artio and has been with Artio or its predecessors since 1993. Mr. Pell is Chief Executive Officer and Chief Investment Officer of Artio and has been with Artio or its predecessors since 1995.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade.

Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

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quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 10.76% for the second quarter of 2003, and the lowest quarterly return was -11.83% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-22.15%	0.90%	1.70%	—	—
Class B	-22.35%	0.65%	N/A	1.58%	5-1-02
Class E	-22.27%	N/A	N/A	0.32%	4-26-04
Class F	-22.31%	N/A	N/A	-4.90%	5-2-06
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

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Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.56% for Class A shares, 0.81% for Class B shares, 0.71% for Class E shares and 0.76% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

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More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

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Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign

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transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect,

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President,

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and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Joshua P. Marston, each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Roberge, Mr. Marston and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998; Mr. Marston, since 1999. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities (commonly known as “junk bonds”) and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

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BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.98% for the fourth quarter of 2004, and the lowest quarterly return was -5.67% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-3.43%	2.77%	4.42%	—	—
Class B	-3.66%	2.51%	N/A	4.08%	5-1-01
Class E	-3.57%	2.61%	N/A	3.80%	4-23-02
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

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BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Bond Income Portfolio

issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

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Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

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New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of

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portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

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A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

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a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including obligations of the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), and foreign investment grade corporate debt, (2) U.S. and foreign high yield debt (commonly known as “junk bonds”) and (3) foreign government securities.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks.

The Portfolio may invest up to 100% of its assets in foreign securities, including Brady Bonds.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will generally be approximately 3 to 7 years.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade to be considered ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities, because, among other things, there is a greater risk that the borrower will default on its obligations.

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Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of the classes of fixed-income securities held by the Portfolio.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 5.24% for the fourth quarter of 2002, and the lowest quarterly return was -6.68% for the third quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-15.01%	0.36%	3.86%	—	—
Class B	-15.22%	0.09%	N/A	3.37%	7-30-02
Class E	-15.11%	0.22%	N/A	3.40%	5-1-01
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.65%	0.90%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$66	$208	$362	$810
Class B	$92	$287	$498	$1,108
Class E	$82	$255	$444	$990

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Western Asset may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Western Asset cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Brady Bonds.    Brady Bonds are securities created through the exchange of existing commercial bank loans to public or private entities, typically in certain emerging markets, for new obligations in connection with a debt restructuring. Brady Bonds may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on its Brady Bond holdings. Brady Bonds may be collateralized or uncollateralized. U.S. dollar denominated collateralized Brady Bonds are generally collateralized in full as to principal by U.S. treasury zero coupon bonds. In light of the risks associated with Brady Bonds, including, among other factors, the history of default with respect to countries issuing Brady Bonds and the lack of collateral with respect to certain types of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

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Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

High Yield Securities

High yield securities or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

High Yield, High Risk Foreign Securities

Western Asset may invest up to 100% of the Portfolio’s total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly-owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $377.2 billion as of December 31, 2008. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly-owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately $66.7 billion as of December 31, 2008. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

A team of investment professionals at Western Asset, led by Chief Investment Officer Stephen A. Walsh and CIO Emeritus S. Kenneth Leech, along with Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan and Keith J. Gardner, manages the Portfolio.

Messrs. Leech, Walsh, Moody, Eichstaedt and Gardner have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to that, Mr. Lindbloom was a Managing Director of SBAM and a Senior Portfolio Manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Buchanan joined Western Asset in 2005. Prior to that, Mr. Buchanan was a Managing Director, Head of U.S. Credit Products of Credit Suisse Asset Management.

Messrs. Walsh and Leech are responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt, Lindbloom, Buchanan and Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Western Asset Management U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio may invest include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade to be considered “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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Western Asset Management U.S. Government Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

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Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

During the period shown above, the highest quarterly return was 4.35% for the third quarter of 2001, and the lowest quarterly return was -1.42% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-0.36%	2.56%	3.93%	—	—
Class B	-0.53%	2.29%	N/A	2.60%	7-30-02
Class E	-0.43%	2.40%	N/A	3.34%	5-1-01
Barclays Capital U.S. Intermediate Government Bond Index	10.43%	5.30%	5.74%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.52%	0.77%	0.67%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$53	$167	$291	$653
Class B	$79	$246	$428	$954
Class E	$68	$214	$373	$835

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

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mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $377.2 billion as of December 31, 2008. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset, led by Chief Investment Officer Stephen A. Walsh and CIO Emeritus S. Kenneth Leech, along with Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom and Frederick Marki, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies

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from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh are responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt, Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.48% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

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More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year

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for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance

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laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the

130

value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

131

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

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In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

Index Information

Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index and Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request.

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BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.06	0.04	0.08
Net realized and unrealized gain (loss) of investments	(9.83)	4.13	0.84	1.37	1.57

Total from investment operations	(9.73)	4.22	0.90	1.41	1.65

Less Distributions
Distributions from net investment income	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Total distributions	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Net Asset Value, End of Period	$16.91	$26.74	$22.57	$21.70	$20.37

Total Return (%)	(36.5)	18.7	4.1	7.0	8.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.81	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.44	0.37	0.24	0.15	0.39
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$209,248	$390,686	$401,398	$468,532	$510,771

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$26.28	$22.19		$21.36	$20.04	$18.46

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.03	(a)	0.00	(0.03)	0.07
Net realized and unrealized gain (loss) of investments	(9.68)	4.06		0.83	1.38	1.51

Total from investment operations	(9.63)	4.09		0.83	1.35	1.58

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	(0.03)	0.00

Total distributions	(0.04)	0.00		0.00	(0.03)	0.00

Net Asset Value, End of Period	$16.61	$26.28		$22.19	$21.36	$20.04

Total Return (%)	(36.7)	18.4		3.9	6.8	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04		1.06	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01	1.01		1.01	1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	0.22	0.12		0.00	(0.10)	0.59
Portfolio turnover rate (%)	74	99		104	76	190
Net assets, end of period (000)	$63,611	$71,838		$43,334	$36,798	$28,818

Please see following page for Financial Highlights footnote legend.

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BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Income From Investment Operations
Net investment income	0.07 (a)	0.05 (a)	0.02	0.00	0.06
Net realized and unrealized gain (loss) of investments	(9.75)	4.10	0.84	1.38	1.54

Total from investment operations	(9.68)	4.15	0.86	1.38	1.60

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	0.00	(0.06)	0.00

Total distributions	(0.07)	(0.02)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$16.75	$26.50	$22.37	$21.51	$20.19

Total Return (%)	(36.6)	18.5	4.0	6.9	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.96	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.30	0.22	0.09	0.00	0.29
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$30,602	$50,049	$43,653	$45,163	$47,251

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

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Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Income From Investment Operations
Net investment income	0.39 (a)	0.46 (a)	0.32 (a)	0.25	0.15
Net realized and unrealized gain (loss) of investments	(14.52)	1.15	4.16	2.63	2.96

Total from investment operations	(14.13)	1.61	4.48	2.88	3.11

Less Distributions
Distributions from net investment income	(0.42)	(0.29)	(0.27)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.29)	(0.27)	(0.20)	(0.15)

Net Asset Value, End of Period	$21.72	$36.44	$35.12	$30.91	$28.23

Total Return (%)	(39.3)	4.6	14.6	10.3	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.76	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.73	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.30	1.25	0.99	1.05	0.97
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$1,949,357	$3,183,429	$2,410,877	$1,759,491	$1,413,953

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Income From Investment Operations
Net investment income	0.32 (a)	0.36 (a)	0.24 (a)	0.17	0.14
Net realized and unrealized gain (loss) of investments	(14.44)	1.16	4.14	2.62	2.86

Total from investment operations	(14.12)	1.52	4.38	2.79	3.00

Less Distributions
Distributions from net investment income	(0.33)	(0.21)	(0.20)	(0.15)	(0.11)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.21)	(0.20)	(0.15)	(0.11)

Net Asset Value, End of Period	$21.58	$36.20	$34.89	$30.71	$28.07

Total Return (%)	(39.5)	4.3	14.3	10.0	12.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.98	1.01	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.98	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	1.06	1.00	0.74	0.77	0.92
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$331,674	$491,271	$388,739	$202,221	$56,301

Please see following page for Financial Highlights footnote legend.

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Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Income From Investment Operations
Net investment income	0.34 (a)	0.40 (a)	0.27 (a)	0.27	0.23
Net realized and unrealized gain (loss) of investments	(14.45)	1.15	4.14	2.56	2.82

Total from investment operations	(14.11)	1.55	4.41	2.83	3.05

Less Distributions
Distributions from net investment income	(0.36)	(0.24)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.24)	(0.23)	(0.16)	(0.14)

Net Asset Value, End of Period	$21.61	$36.25	$34.94	$30.76	$28.09

Total Return (%)	(39.5)	4.4	14.4	10.1	12.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.88	0.91	0.91	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.88	0.91	0.91	0.92
Ratio of net investment income to average net assets (%)	1.14	1.11	0.84	0.88	0.85
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$662,048	$1,199,566	$1,297,477	$1,179,405	$1,189,119

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

138

FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Income From Investment Operations
Net investment income	2.88 (a)	2.81 (a)	2.58	1.92	2.21
Net realized and unrealized gain (loss) of investments	(72.50)	6.52	20.14	16.67	19.15

Total from investment operations	(69.62)	9.33	22.72	18.59	21.36

Less Distributions
Distributions from net investment income	(3.12)	(2.06)	(2.25)	(2.05)	(2.06)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(20.04)	(21.52)	(7.44)	(2.05)	(2.06)

Net Asset Value, End of Period	$106.51	$196.17	$208.36	$193.08	$176.54

Total Return (%)	(38.9)	4.2	11.9	10.7	13.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.71	0.72	0.73	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.71	0.69	0.72
Ratio of net investment income to average net assets (%)	1.94	1.38	1.18	0.92	1.23
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$233,636	$447,663	$504,489	$533,729	$552,323

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Income From Investment Operations
Net investment income	2.51 (a)	2.30 (a)	2.10	1.26	1.88
Net realized and unrealized gain (loss) of investments	(72.26)	6.47	20.04	16.86	19.12

Total from investment operations	(69.75)	8.77	22.14	18.12	21.00

Less Distributions
Distributions from net investment income	(2.61)	(1.53)	(1.63)	(1.77)	(1.81)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.53)	(20.99)	(6.82)	(1.77)	(1.81)

Net Asset Value, End of Period	$106.08	$195.36	$207.58	$192.26	$175.91

Total Return (%)	(39.1)	3.9	11.7	10.4	13.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.96	0.97	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.96	0.94	0.97
Ratio of net investment income to average net assets (%)	1.72	1.14	1.00	0.70	1.41
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$48,628	$75,734	$66,879	$27,141	$5,311

Please see following page for Financial Highlights footnote legend.

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FI Value Leaders Portfolio

	Class D
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$195.78	$207.95	$200.55

Income From Investment Operations
Net investment income	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) of investments	(72.39)	6.49	5.60

Total from investment operations	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	(16.92)	(19.46)	0.00

Total distributions	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$106.29	$195.78	$207.95

Total Return (%)	(39.0)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.84	1.27	1.25	(e)
Portfolio turnover rate (%)	191	145	213
Net assets, end of period (000)	$131,563	$272,190	$337,462

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Income From Investment Operations
Net investment income	2.65 (a)	2.49 (a)	2.17	1.29	1.58
Net realized and unrealized gain (loss) of investments	(72.26)	6.48	20.18	16.98	19.48

Total from investment operations	(69.61)	8.97	22.35	18.27	21.06

Less Distributions
Distributions from net investment income	(2.81)	(1.71)	(1.87)	(1.80)	(1.96)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.73)	(21.17)	(7.06)	(1.80)	(1.96)

Net Asset Value, End of Period	$106.15	$195.49	$207.69	$192.40	$175.93

Total Return (%)	(39.0)	4.0	11.8	10.5	13.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.86	0.87	0.88	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.86	0.84	0.87
Ratio of net investment income to average net assets (%)	1.78	1.22	1.05	0.78	1.12
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$24,801	$51,617	$60,835	$46,855	$31,192

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

140

Jennison Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.03	0.00	0.03
Net realized and unrealized gain (loss) of investments	(4.61)	1.39	0.31	1.51	0.89

Total from investment operations	(4.56)	1.45	0.34	1.51	0.92

Less Distributions
Distributions from net investment income	(0.28)	(0.06)	0.00	(0.05)	(0.01)
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.25)	(0.54)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$7.81	$13.62	$12.71	$12.38	$10.92

Total Return (%)	(36.4)	11.7	2.8	13.9	9.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.67	0.69	0.69	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.66	0.67	0.68	0.69
Ratio of net investment income to average net assets (%)	0.47	0.44	0.31	0.04	0.41
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$673,249	$1,016,212	$1,012,196	$758,316	$504,940

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.02 (a)	0.01	(0.02)	0.04
Net realized and unrealized gain (loss) of investments	(4.57)	1.39	0.30	1.49	0.85

Total from investment operations	(4.55)	1.41	0.31	1.47	0.89

Less Distributions
Distributions from net investment income	(0.25)	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.22)	(0.51)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$7.76	$13.53	$12.63	$12.33	$10.86

Total Return (%)	(36.5)	11.4	2.5	13.5	8.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.92	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.91	0.92	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.22	0.18	0.06	(0.21)	0.29
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$224,096	$293,808	$300,052	$296,178	$330,349

Please see following page for Financial Highlights footnote legend.

141

Jennison Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$13.58	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) of investments	(4.60)	1.39	0.30	2.21

Total from investment operations	(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00

Total distributions	(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$7.78	$13.58	$12.67	$12.36

Total Return (%)	(36.6)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.31	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	78	71	66	60
Net assets, end of period (000)	$6,346	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 27, 2005.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

142

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

143

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

144

Met/Artisan Mid Cap Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$219.43	$269.23	$265.37	$243.86	$224.26

Income From Investment Operations
Net investment income	1.29 (a)	0.73 (a)	1.41	0.78	0.23
Net realized and unrealized gain (loss) of investments	(93.36)	(15.83)	28.89	23.48	21.85

Total from investment operations	(92.07)	(15.10)	30.30	24.26	22.08

Less Distributions
Distributions from net investment income	(0.67)	(1.51)	(0.83)	(0.11)	(0.10)
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(21.41)	(34.70)	(26.44)	(2.75)	(2.48)

Net Asset Value, End of Period	$105.95	$219.43	$269.23	$265.37	$243.86

Total Return (%)	(46.0)	(6.8)	12.5	10.0	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.78	0.76	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.77	0.30	0.60	0.35	0.15
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$493,390	$1,249,122	$1,230,429	$1,024,615	$809,906

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$214.35	$263.76	$260.34	$239.96	$221.17

Income From Investment Operations
Net investment income (loss)	0.92 (a)	0.10 (a)	0.91	0.22	(0.24)
Net realized and unrealized gain (loss) of investments	(91.16)	(15.46)	28.36	22.80	21.41

Total from investment operations	(90.24)	(15.36)	29.27	23.02	21.17

Less Distributions
Distributions from net investment income	(0.07)	(0.86)	(0.24)	0.00	0.00
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(20.81)	(34.05)	(25.85)	(2.64)	(2.38)

Net Asset Value, End of Period	$103.30	$214.35	$263.76	$260.34	$239.96

Total Return (%)	(46.1)	(7.1)	12.2	9.7	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.03	1.01	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.57	0.04	0.35	0.10	(0.09)
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$261,948	$549,779	$665,313	$613,215	$578,991

Please see following page for Financial Highlights footnote legend.

145

Met/Artisan Mid Cap Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$216.73	$266.33	$262.59	$241.77	$222.60

Income From Investment Operations
Net investment income	1.07 (a)	0.34 (a)	1.21	0.49	0.04
Net realized and unrealized gain (loss) of investments	(92.21)	(15.63)	28.59	22.97	21.51

Total from investment operations	(91.14)	(15.29)	29.80	23.46	21.55

Less Distributions
Distributions from net investment income	(0.30)	(1.12)	(0.45)	0.00	0.00
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(21.04)	(34.31)	(26.06)	(2.64)	(2.38)

Net Asset Value, End of Period	$104.55	$216.73	$266.33	$262.59	$241.77

Total Return (%)	(46.1)	(7.0)	12.3	9.8	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.93	0.91	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.66	0.14	0.44	0.19	0.00
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$99,376	$217,969	$274,828	$290,264	$280,856

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

146

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Income From Investment Operations
Net investment income	0.09 (a)	0.10 (a)	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	(5.46)	(0.55)	2.84	0.57	2.55

Total from investment operations	(5.37)	(0.45)	2.92	0.65	2.55

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.06)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.32)	(2.12)	(3.73)	(1.27)	0.00

Net Asset Value, End of Period	$8.48	$15.17	$17.74	$18.55	$19.17

Total Return (%)	(38.4)	(3.5)	16.7	4.2	15.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.88	0.89	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.85	0.84	0.87
Ratio of net investment income (loss) to average net assets (%)	0.79	0.62	0.48	0.42	(0.03)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$260,771	$509,332	$609,877	$604,086	$666,800

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Income From Investment Operations
Net investment income	0.06 (a)	0.06 (a)	0.04	0.03	0.00
Net realized and unrealized gain (loss) of investments	(5.38)	(0.54)	2.81	0.57	2.49

Total from investment operations	(5.32)	(0.48)	2.85	0.60	2.49

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.02)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.28)	(2.08)	(3.69)	(1.27)	0.00

Net Asset Value, End of Period	$8.35	$14.95	$17.51	$18.35	$19.02

Total Return (%)	(38.6)	(3.7)	16.4	3.9	15.1
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.13	1.14	1.14	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.10	1.09	1.12
Ratio of net investment income (loss) to average net assets (%)	0.55	0.39	0.26	0.20	(0.09)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$96,606	$171,141	$169,004	$116,849	$58,676

Please see following page for Financial Highlights footnote legend.

147

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.08 (a)	0.06	0.05	(0.02)
Net realized and unrealized gain (loss) of investments	(5.41)	(0.55)	2.82	0.57	2.53

Total from investment operations	(5.33)	(0.47)	2.88	0.62	2.51

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.29)	(2.10)	(3.71)	(1.27)	0.00

Net Asset Value, End of Period	$8.39	$15.01	$17.58	$18.41	$19.06

Total Return (%)	(38.5)	(3.6)	16.6	4.0	15.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.03	1.04	1.04	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	1.00	0.99	1.02
Ratio of net investment income (loss) to average net assets (%)	0.64	0.47	0.32	0.27	(0.16)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$104,689	$207,442	$252,705	$253,532	$273,771

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

148

Loomis Sayles Small Cap Core Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$247.66	$249.37		$232.80	$220.60	$189.55

Income From Investment Operations
Net investment income (loss)	0.56 (a)	(0.08	)(a)	0.45	0.11	(0.27)
Net realized and unrealized gain (loss) of investments	(79.58)	28.82		37.97	14.79	31.32

Total from investment operations	(79.02)	28.74		38.42	14.90	31.05

Less Distributions
Distributions from net investment income	0.00	(0.22)		0.00	0.00	0.00
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.45)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$134.79	$247.66		$249.37	$232.80	$220.60

Total Return (%)	(35.9)	11.9		16.7	6.9	16.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.90		0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.89		0.92	0.91	0.95
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.96	0.95		0.98	0.94	0.98
Ratio of net investment income (loss) to average net assets (%)	0.31	(0.03)		0.18	0.05	(0.13)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$192,120	$365,435		$371,963	$351,279	$368,666

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$243.90	$246.37		$230.75	$219.20	$188.59

Income From Investment Operations
Net investment income (loss)	0.12 (a)	(0.67	)(a)	0.12	(0.25)	0.08
Net realized and unrealized gain (loss) of investments	(78.14)	28.43		37.35	14.50	30.53

Total from investment operations	(78.02)	27.76		37.47	14.25	30.61

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.03	$243.90		$246.37	$230.75	$219.20

Total Return (%)	(36.1)	11.6		16.4	6.7	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.16	1.15		1.18	1.19	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14	1.14		1.17	1.17	1.20
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.21	1.20		1.23	1.19	1.23
Ratio of net investment income (loss) to average net assets (%)	0.07	(0.27)		(0.02)	(0.16)	(0.07)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$74,957	$108,142		$67,360	$25,364	$6,440

Please see following page for Financial Highlights footnote legend.

149

Loomis Sayles Small Cap Core Portfolio

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$245.18	$247.29		$231.34	$219.57	$188.95

Income From Investment Operations
Net investment income (loss)	0.28 (a)	(0.45	)(a)	0.14	(0.21)	(0.45)
Net realized and unrealized gain (loss) of investments	(78.62)	28.57		37.66	14.68	31.07

Total from investment operations	(78.34)	28.12		37.80	14.47	30.62

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.99	$245.18		$247.29	$231.34	$219.57

Total Return (%)	(36.0)	11.7		16.5	6.8	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05		1.08	1.09	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04	1.04		1.07	1.06	1.10
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.11	1.10		1.13	1.09	1.13
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.18)		0.03	(0.10)	(0.26)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$35,047	$63,434		$59,821	$50,554	$47,131

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

150

Artio International Stock Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Income From Investment Operations
Net investment income	0.22 (a)	0.20 (a)	0.13	0.14	0.10
Net realized and unrealized gain (loss) of investments	(6.51)	1.38	2.09	1.92	1.68

Total from investment operations	(6.29)	1.58	2.22	2.06	1.78

Less Distributions
Distributions from net investment income	(0.40)	(0.17)	(0.21)	(0.08)	(0.14)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.95)	(1.03)	(0.21)	(0.08)	(0.14)

Net Asset Value, End of Period	$7.80	$16.04	$15.49	$13.48	$11.50

Total Return (%)	(44.1)	10.3	16.5	18.0	18.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.96	1.05	1.06	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	0.92	1.00	1.01	1.06
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.96	1.22	1.00	1.23	0.85
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$736,561	$732,643	$547,335	$413,322	$344,340

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Income From Investment Operations
Net investment income	0.17 (a)	0.15 (a)	0.12	0.12	0.07
Net realized and unrealized gain (loss) of investments	(6.40)	1.37	2.03	1.88	1.67

Total from investment operations	(6.23)	1.52	2.15	2.00	1.74

Less Distributions
Distributions from net investment income	(0.36)	(0.13)	(0.18)	(0.05)	(0.12)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.91)	(0.99)	(0.18)	(0.05)	(0.12)

Net Asset Value, End of Period	$7.69	$15.83	$15.30	$13.33	$11.38

Total Return (%)	(44.2)	10.1	16.2	17.6	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.17	1.21	1.30	1.31	1.33
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.17	1.25	1.26	1.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	0.96	0.72	0.89	0.56
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$79,532	$119,073	$95,473	$54,530	$24,612

Please see following page for Financial Highlights footnote legend.

151

Artio International Stock Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.89	$15.35	$13.37	$11.41	$9.79
Income From Investment Operations
Net investment income	0.19 (a)	0.18 (a)	0.12	0.13	0.07
Net realized and unrealized gain (loss) of investments	(6.43)	1.37	2.05	1.89	1.68

Total from investment operations	(6.24)	1.55	2.17	2.02	1.75

Less Distributions
Distributions from net investment income	(0.38)	(0.15)	(0.19)	(0.06)	(0.13)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.93)	(1.01)	(0.19)	(0.06)	(0.13)

Net Asset Value, End of Period	$7.72	$15.89	$15.35	$13.37	$11.41

Total Return (%)	(44.2)	10.2	16.3	17.8	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	1.11	1.20	1.21	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.07	1.15	1.16	1.21
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.64	1.10	0.89	1.08	0.70
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$37,302	$70,905	$73,182	$66,569	$58,712

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

152

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Income From Investment Operations
Net investment income	4.08 (a)	4.40 (a)	4.32	3.84	3.60
Net realized and unrealized gain (loss) of investments	(35.15)	2.49	13.06	0.46	11.53

Total from investment operations	(31.07)	6.89	17.38	4.30	15.13

Less Distributions
Distributions from net investment income	(5.02)	(3.51)	(5.49)	(2.61)	(4.52)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.81)	(8.81)	(8.92)	(4.27)	(5.30)

Net Asset Value, End of Period	$107.65	$154.53	$156.45	$147.99	$147.96

Total Return (%)	(22.2)	4.4	12.2	3.1	11.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.58	0.59	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.56	0.57	0.58	0.65	0.63
Ratio of net investment income to average net assets (%)	3.15	2.80	2.74	2.53	2.60
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$177,742	$264,376	$279,698	$261,653	$268,870

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Income From Investment Operations
Net investment income	3.72 (a)	3.97 (a)	3.71	2.75	3.64
Net realized and unrealized gain (loss) of investments	(34.82)	2.45	13.15	1.16	11.01

Total from investment operations	(31.10)	6.42	16.86	3.91	14.65

Less Distributions
Distributions from net investment income	(4.63)	(3.09)	(4.99)	(2.26)	(4.21)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.42)	(8.39)	(8.42)	(3.92)	(4.99)

Net Asset Value, End of Period	$106.53	$153.05	$155.02	$146.58	$146.59

Total Return (%)	(22.3)	4.1	11.9	2.9	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.83	0.84	0.91	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.83	0.90	0.88
Ratio of net investment income to average net assets (%)	2.90	2.56	2.50	2.29	2.39
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$161,732	$233,742	$210,529	$158,528	$103,373

Please see following page for Financial Highlights footnote legend.

153

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$153.85	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	3.88 (a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	(35.00)	2.46	12.81	0.60	9.35

Total from investment operations	(31.12)	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.78)	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(15.57)	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$107.16	$153.85	$155.83	$147.36	$147.29

Total Return (%)	(22.3)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.71	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.98	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$40,104	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$153.46	$155.39	$143.80

Income From Investment Operations
Net investment income	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(34.91)	2.43	8.90

Total from investment operations	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	0.00

Total distributions	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$106.86	$153.46	$155.39

Total Return (%)	(22.3)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.94	2.60	2.67	(e)
Portfolio turnover rate (%)	52	58	55
Net assets, end of period (000)	$789,286	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

154

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Income From Investment Operations
Net investment income	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	(3.4)	6.3	4.4	2.4	4.4
Ratio of operating expenses to average net assets (%)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$784,262	$983,686	$962,770	$763,205	$814,560

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Income From Investment Operations
Net investment income	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	(3.7)	6.0	4.1	2.2	4.2
Ratio of operating expenses to average net assets (%)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$279,254	$315,737	$292,377	$235,057	$143,107

Please see following page for Financial Highlights footnote legend.

155

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Income From Investment Operations
Net investment income	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	(3.6)	6.1	4.3	2.3	4.3
Ratio of operating expenses to average net assets (%)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$236,544	$306,040	$308,901	$64,396	$65,275

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

156

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

157

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

158

Western Asset Management Strategic Bond Opportunities Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.70	$12.58	$12.72	$13.04	$12.61

Income From Investment Operations
Net investment income	0.74 (a)	0.63 (a)	0.38	0.36	0.46
Net realized and unrealized gain (loss) of investments	(2.58)	(0.15)	0.22	(0.01)	0.35

Total from investment operations	(1.84)	0.48	0.60	0.35	0.81

Less Distributions
Distributions from net investment income	(0.49)	(0.35)	(0.64)	(0.41)	(0.38)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.56)	(0.36)	(0.74)	(0.67)	(0.38)

Net Asset Value, End of Period	$10.30	$12.70	$12.58	$12.72	$13.04

Total Return (%)	(15.0)	4.0	5.1	2.8	6.6
Ratio of operating expenses to average net assets (%)	0.65	0.66	0.72	0.75	0.77
Ratio of net investment income to average net assets (%)	6.34	5.03	4.91	4.11	3.79
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$541,023	$696,191	$366,984	$213,906	$164,213

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.65	$12.53	$12.66	$12.99	$12.58

Income From Investment Operations
Net investment income	0.71 (a)	0.59 (a)	0.54	0.40	0.39
Net realized and unrealized gain (loss) of investments	(2.57)	(0.14)	0.03	(0.08)	0.38

Total from investment operations	(1.86)	0.45	0.57	0.32	0.77

Less Distributions
Distributions from net investment income	(0.46)	(0.32)	(0.60)	(0.39)	(0.36)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.53)	(0.33)	(0.70)	(0.65)	(0.36)

Net Asset Value, End of Period	$10.26	$12.65	$12.53	$12.66	$12.99

Total Return (%)	(15.2)	3.7	4.8	2.6	6.3
Ratio of operating expenses to average net assets (%)	0.90	0.91	0.97	1.00	1.02
Ratio of net investment income to average net assets (%)	6.08	4.77	4.66	3.92	3.66
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$170,286	$241,184	$198,632	$120,590	$36,346

Please see following page for Financial Highlights footnote legend.

159

Western Asset Management Strategic Bond Opportunities Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.67	$12.55	$12.68	$13.00	$12.58

Income From Investment Operations
Net investment income	0.72 (a)	0.61 (a)	0.62	0.50	0.38
Net realized and unrealized gain (loss) of investments	(2.58)	(0.15)	(0.03)	(0.17)	0.41

Total from investment operations	(1.86)	0.46	0.59	0.33	0.79

Less Distributions
Distributions from net investment income	(0.47)	(0.33)	(0.62)	(0.39)	(0.37)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.54)	(0.34)	(0.72)	(0.65)	(0.37)

Net Asset Value, End of Period	$10.27	$12.67	$12.55	$12.68	$13.00

Total Return (%)	(15.1)	3.9	4.9	2.7	6.5
Ratio of operating expenses to average net assets (%)	0.80	0.81	0.87	0.90	0.92
Ratio of net investment income to average net assets (%)	6.15	4.87	4.75	3.95	3.64
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$80,174	$129,394	$137,048	$151,881	$144,605

(a)	Per share amount is based on average shares outstanding during the period.

160

Western Asset Management U.S. Government Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Income From Investment Operations
Net investment income	0.50 (a)	0.57 (a)	0.46	0.19	0.20
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	0.03	0.01	0.18

Total from investment operations	(0.03)	0.52	0.49	0.20	0.38

Less Distributions
Distributions from net investment income	(0.53)	(0.34)	(0.41)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.53)	(0.34)	(0.41)	(0.41)	(0.29)

Net Asset Value, End of Period	$11.92	$12.48	$12.30	$12.22	$12.43

Total Return (%)	(0.4)	4.4	4.2	1.7	3.0
Ratio of operating expenses to average net assets (%)	0.52	0.54	0.58	0.61	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.64
Ratio of net investment income to average net assets (%)	4.12	4.66	4.36	3.00	1.56
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$989,317	$1,032,047	$886,805	$471,703	$148,047

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Income From Investment Operations
Net investment income	0.46 (a)	0.54 (a)	0.44	0.25	0.16
Net realized and unrealized gain (loss) of investments	(0.52)	(0.05)	0.02	(0.08)	0.17

Total from investment operations	(0.06)	0.49	0.46	0.17	0.33

Less Distributions
Distributions from net investment income	(0.50)	(0.31)	(0.37)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.50)	(0.31)	(0.37)	(0.39)	(0.26)

Net Asset Value, End of Period	$11.87	$12.43	$12.25	$12.16	$12.38

Total Return (%)	(0.5)	4.0	3.9	1.4	2.7
Ratio of operating expenses to average net assets (%)	0.77	0.79	0.83	0.86	0.89
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.89
Ratio of net investment income to average net assets (%)	3.87	4.41	4.08	2.76	1.81
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$258,918	$226,693	$182,472	$117,258	$35,073

Please see following page for Financial Highlights footnote legend.

161

Western Asset Management U.S. Government Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Income From Investment Operations
Net investment income	0.48 (a)	0.55 (a)	0.54	0.34	0.17
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	(0.07)	(0.15)	0.17

Total from investment operations	(0.05)	0.50	0.47	0.19	0.34

Less distributions
Distributions from net investment income	(0.51)	(0.32)	(0.39)	(0.15)	(0.14)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.51)	(0.32)	(0.39)	(0.39)	(0.27)

Net Asset Value, End of Period	$11.88	$12.44	$12.26	$12.18	$12.38

Total Return (%)	(0.4)	4.1	4.0	1.6	2.8
Ratio of operating expenses to average net assets (%)	0.67	0.69	0.73	0.76	0.79
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	3.98	4.51	4.13	2.74	1.42
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$70,706	$91,643	$102,223	$117,409	$123,455

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses. This agreement expired in 2004.

162

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

163

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

164

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D and Class E

U.S. EQUITY PORTFOLIOS

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio

BlackRock Aggressive Growth Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIO

BlackRock Bond Income Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Eight of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

4

higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

6

Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

7

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 30, 2008, the Russell 1000 Index included companies with market capitalizations of $1.4 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

8

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

9

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.56% for the fourth quarter of 1999, and the lowest quarterly return was -23.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-36.51%	-1.78%	-1.72%	—	—
Class B	-36.69%	-2.03%	N/A	2.04%	7-30-02
Class E	-36.63%	-1.94%	N/A	-4.24%	5-1-01
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

10

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.73%		0.73%		0.73%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses(2)	0.78%		1.03%		0.93%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.77%		1.02%		0.92%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$248	$432	$965
Class B	$104	$327	$568	$1,259
Class E	$94	$295	$514	$1,142

11

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

12

BlackRock Legacy Large Cap Growth Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

13

BlackRock Legacy Large Cap Growth Portfolio

an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a

14

BlackRock Legacy Large Cap Growth Portfolio

significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

15

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant alignment of interest in business.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure.

•	High returns on capital.

•	Non-obsolescent products and services.

•	Dominant or growing market share.

•	Global presence and brand names.

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive

16

Davis Venture Value Portfolio

valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

17

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 18.16% for the second quarter of 2003, and the lowest quarterly return was -24.07% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-39.35%	-2.07%	1.20%	—	—
Class B	-39.52%	-2.34%	N/A	2.11%	7-30-02
Class E	-39.46%	-2.23%	N/A	-1.33%	2-20-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

18

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.03%		0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.73%		0.98%		0.88%
Fee Waiver(1)	(0.04%	)	(0.04%	)	(0.04%	)

Net Operating Expenses(1)	0.69%		0.94%		0.84%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$70	$229	$402	$903
Class B	$96	$308	$538	$1,198
Class E	$86	$277	$484	$1,081

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

19

Davis Venture Value Portfolio

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security.

20

Davis Venture Value Portfolio

Portfolio Management

As of December 31, 2008, Davis, together with its affiliated institutional asset management companies, managed approximately $60 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. MetLife Advisers voluntarily agreed, for the period January 1, 2009 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

21

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

22

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

23

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

24

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

25

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

26

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

27

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

S&P 500 Index Information

Standard & Poor’s (the “index sponsor”) sponsors the Standard & Poor’s 500 Composite Stock Price Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The Standard & Poor’s 500 Composite Stock Price Index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

28

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

29

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

During the period shown above, the highest quarterly return was 14.46% for the second quarter of 2003, and the lowest quarterly return was -18.61% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	-32.53%	1.70%	3.37%
Class B*	-32.78%	1.45%	3.12%
Class E*	-32.68%	1.55%	3.22%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

30

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.80%		1.05%		0.95%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.73%		0.98%		0.88%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$248	$437	$983
Class B	$100	$327	$573	$1,276
Class E	$90	$296	$519	$1,160

31

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

32

MFS® Value Portfolio

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since

33

MFS® Value Portfolio

1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010.

For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

34

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 30, 2008, the market capitalizations of companies in the Russell Midcap Index ranged from $1.4 billion to $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government Securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may also invest in foreign securities.

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

35

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

36

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.84% for the fourth quarter of 1999, and the lowest quarterly return was -28.60% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-45.73%	-2.67%	-1.94%	—	—
Class B	-45.84%	N/A	N/A	-4.09%	4-26-04
Class D	-45.74%	N/A	N/A	-15.15%	5-2-06
Class E	-45.78%	-2.81%	N/A	-3.65%	5-1-01
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

37

BlackRock Aggressive Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.77%	1.02%	0.87%	0.92%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares, 0.85% for Class D shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$246	$428	$954
Class B	$104	$325	$563	$1,248
Class D	$89	$278	$482	$1,073
Class E	$94	$293	$509	$1,131

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BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

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BlackRock Aggressive Growth Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Aggressive Growth Portfolio

securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools

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BlackRock Aggressive Growth Portfolio

of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, Managing Director and head of BlackRock’s small and mid cap growth equity team, and Andrew R. Leger, Vice President. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

Andrew R. Leger, Vice President and research analyst, is a member of the Small and Mid-Cap Growth Equity Team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Aggressive Growth Portfolio

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Diversified Portfolio

relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Diversified Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

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BlackRock Diversified Portfolio

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In

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these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of

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Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio

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manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities (commonly known as “junk bonds”) and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

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BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

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BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.98% for the fourth quarter of 2004, and the lowest quarterly return was -5.67% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-3.43%	2.77%	4.42%	—	—
Class B	-3.66%	2.51%	N/A	4.08%	5-1-01
Class E	-3.57%	2.61%	N/A	3.80%	4-23-02
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

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BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expenses	0.43%		0.68%		0.58%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.42%		0.67%		0.57%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725

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BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. The mortgage- and asset-backed securities in which the Portfolio may invest include those backed by sub-prime obligations.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Bond Income Portfolio

derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

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BlackRock Bond Income Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

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BlackRock Bond Income Portfolio

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of

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BlackRock Bond Income Portfolio

portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.38% of the Portfolio’s average daily net assets.

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BlackRock Bond Income Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

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BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

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BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Money Market Portfolio

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

75

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

77

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/

78

or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and

79

the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

80

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, there are no financial highlights presented for Class D shares of MetLife Stock Index Portfolio. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MFS Value Portfolio, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

81

BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.06	0.04	0.08
Net realized and unrealized gain (loss) of investments	(9.83)	4.13	0.84	1.37	1.57

Total from investment operations	(9.73)	4.22	0.90	1.41	1.65

Less Distributions
Distributions from net investment income	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Total distributions	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Net Asset Value, End of Period	$16.91	$26.74	$22.57	$21.70	$20.37

Total Return (%)	(36.5)	18.7	4.1	7.0	8.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.81	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.44	0.37	0.24	0.15	0.39
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$209,248	$390,686	$401,398	$468,532	$510,771

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$26.28	$22.19		$21.36	$20.04	$18.46

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.03	(a)	0.00	(0.03)	0.07
Net realized and unrealized gain (loss) of investments	(9.68)	4.06		0.83	1.38	1.51

Total from investment operations	(9.63)	4.09		0.83	1.35	1.58

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	(0.03)	0.00

Total distributions	(0.04)	0.00		0.00	(0.03)	0.00

Net Asset Value, End of Period	$16.61	$26.28		$22.19	$21.36	$20.04

Total Return (%)	(36.7)	18.4		3.9	6.8	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04		1.06	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01	1.01		1.01	1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	0.22	0.12		0.00	(0.10)	0.59
Portfolio turnover rate (%)	74	99		104	76	190
Net assets, end of period (000)	$63,611	$71,838		$43,334	$36,798	$28,818

Please see following page for Financial Highlights footnote legend.

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BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Income From Investment Operations
Net investment income	0.07 (a)	0.05 (a)	0.02	0.00	0.06
Net realized and unrealized gain (loss) of investments	(9.75)	4.10	0.84	1.38	1.54

Total from investment operations	(9.68)	4.15	0.86	1.38	1.60

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	0.00	(0.06)	0.00

Total distributions	(0.07)	(0.02)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$16.75	$26.50	$22.37	$21.51	$20.19

Total Return (%)	(36.6)	18.5	4.0	6.9	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.96	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.30	0.22	0.09	0.00	0.29
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$30,602	$50,049	$43,653	$45,163	$47,251

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

83

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Income From Investment Operations
Net investment income	0.39 (a)	0.46 (a)	0.32 (a)	0.25	0.15
Net realized and unrealized gain (loss) of investments	(14.52)	1.15	4.16	2.63	2.96

Total from investment operations	(14.13)	1.61	4.48	2.88	3.11

Less Distributions
Distributions from net investment income	(0.42)	(0.29)	(0.27)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.29)	(0.27)	(0.20)	(0.15)

Net Asset Value, End of Period	$21.72	$36.44	$35.12	$30.91	$28.23

Total Return (%)	(39.3)	4.6	14.6	10.3	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.76	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.73	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.30	1.25	0.99	1.05	0.97
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$1,949,357	$3,183,429	$2,410,877	$1,759,491	$1,413,953

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Income From Investment Operations
Net investment income	0.32 (a)	0.36 (a)	0.24 (a)	0.17	0.14
Net realized and unrealized gain (loss) of investments	(14.44)	1.16	4.14	2.62	2.86

Total from investment operations	(14.12)	1.52	4.38	2.79	3.00

Less Distributions
Distributions from net investment income	(0.33)	(0.21)	(0.20)	(0.15)	(0.11)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.21)	(0.20)	(0.15)	(0.11)

Net Asset Value, End of Period	$21.58	$36.20	$34.89	$30.71	$28.07

Total Return (%)	(39.5)	4.3	14.3	10.0	12.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.98	1.01	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.98	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	1.06	1.00	0.74	0.77	0.92
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$331,674	$491,271	$388,739	$202,221	$56,301

Please see following page for Financial Highlights footnote legend.

84

Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Income From Investment Operations
Net investment income	0.34 (a)	0.40 (a)	0.27 (a)	0.27	0.23
Net realized and unrealized gain (loss) of investments	(14.45)	1.15	4.14	2.56	2.82

Total from investment operations	(14.11)	1.55	4.41	2.83	3.05

Less Distributions
Distributions from net investment income	(0.36)	(0.24)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.24)	(0.23)	(0.16)	(0.14)

Net Asset Value, End of Period	$21.61	$36.25	$34.94	$30.76	$28.09

Total Return (%)	(39.5)	4.4	14.4	10.1	12.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.88	0.91	0.91	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.88	0.91	0.91	0.92
Ratio of net investment income to average net assets (%)	1.14	1.11	0.84	0.88	0.85
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$662,048	$1,199,566	$1,297,477	$1,179,405	$1,189,119

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

85

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

86

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

87

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

88

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.89	$23.96		$22.45	$20.28	$17.95

Income From Investment Operations
Net investment income (loss)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) of investments	(13.25)	4.99		1.58	2.24	2.40

Total from investment operations	(13.21)	4.93		1.51	2.17	2.33

Net Asset Value, End of Period	$15.68	$28.89		$23.96	$22.45	$20.28

Total Return (%)	(45.7)	20.6		6.7	10.7	13.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.76		0.79	0.79	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.74		0.77	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.24)		(0.29)	(0.33)	(0.38)
Portfolio turnover rate (%)	48	49		91	71	95
Net assets, end of period (000)	$457,840	$937,655		$880,965	$938,550	$954,736

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$27.51		$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) of investments	(12.59)		4.75		1.48	2.11	1.37

Total from investment operations	(12.61)		4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$14.90		$27.51		$22.88	$21.49	$19.46

Total Return (%)	(45.8)		20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02		1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00		0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.11)		(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$32,046		$45,243		$21,634	$11,761	$4,165

Please	see following page for Financial Highlights footnote legend.

89

BlackRock Aggressive Growth Portfolio

	Class D
	Year ended December 31,
	2008	2007		2006(c)
Net Asset Value, Beginning of Period	$28.66	$23.80		$24.12

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	(13.13)	4.95		(0.26)

Total from investment operations	(13.12)	4.86		(0.32)

Net Asset Value, End of Period	$15.54	$28.66		$23.80

Total Return (%)	(45.7)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.84		0.87	(e)
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	48	49		91
Net assets, end of period (000)	$117,944	$268,928		$270,158

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.64		$23.79		$22.33	$20.20	$17.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(f)	(0.10	)(a)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss) of investments	(13.11)		4.95		1.58	2.24	2.39

Total from investment operations	(13.11)		4.85		1.46	2.13	2.30

Net Asset Value, End of Period	$15.53		$28.64		$23.79	$22.33	$20.20

Total Return (%)	(45.8)		20.4		6.5	10.5	12.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.92		0.91		0.94	0.94	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90		0.89		0.92	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.00	(g)	(0.39)		(0.44)	(0.48)	(0.52)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$10,985		$20,171		$16,305	$17,653	$17,893

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income was less than $0.01 per share.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

90

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

91

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

92

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Income From Investment Operations
Net investment income	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	(3.4)	6.3	4.4	2.4	4.4
Ratio of operating expenses to average net assets (%)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$784,262	$983,686	$962,770	$763,205	$814,560

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Income From Investment Operations
Net investment income	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	(3.7)	6.0	4.1	2.2	4.2
Ratio of operating expenses to average net assets (%)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$279,254	$315,737	$292,377	$235,057	$143,107

Please see following page for Financial Highlights footnote legend.

93

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Income From Investment Operations
Net investment income	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	(3.6)	6.1	4.3	2.3	4.3
Ratio of operating expenses to average net assets (%)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$236,544	$306,040	$308,901	$64,396	$65,275

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

94

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

95

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

96

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class G

U.S. EQUITY PORTFOLIOS

MetLife Stock Index Portfolio

MFS® Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIO

Barclays Capital Aggregate Bond Index
Portfolio (formerly, Lehman Brothers
Aggregate Bond Index Portfolio)

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

Section I—Overview of Metropolitan Series Fund, Inc.	3
Section II—Information about each Portfolio	6
Section III—Other Information about the Fund	51
Financial Highlights	57

Information about each Portfolio
MetLife Stock Index Portfolio	8
MFS Value Portfolio	15
T. Rowe Price Large Cap Growth Portfolio	21
BlackRock Diversified Portfolio	29
Barclays Capital Aggregate Bond Index Portfolio	42

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Five of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

6

Investment Requirements and Other Limitations

Certain Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

7

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

8

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

9

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

10

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

11

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

12

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

13

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

14

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

15

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

During the period shown above, the highest quarterly return was 14.46% for the second quarter of 2003, and the lowest quarterly return was -18.61% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	-32.53%	1.70%	3.37%
Class B*	-32.78%	1.45%	3.12%
Class E*	-32.68%	1.55%	3.22%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

16

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.80%		1.05%		0.95%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.73%		0.98%		0.88%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$248	$437	$983
Class B	$100	$327	$573	$1,276
Class E	$90	$296	$519	$1,160

17

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

18

MFS® Value Portfolio

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since

19

MFS® Value Portfolio

1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010.

For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2008, this included companies with capitalizations of approximately $1.4 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective. The Portfolio’s investments in foreign securities will be limited to 30% of total assets.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

21

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

22

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -23.76% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-41.88%	-3.35%	-0.74%	—	—
Class B	-42.00%	-3.57%	N/A	1.21%	7-30-02
Class E	-41.95%	-3.49%	N/A	-3.00%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Russell 1000 Growth Index*	-38.44%	-3.42%	-4.27%	—	—

*	In the future, the Portfolio’s performance will be compared to the Russell 1000 Growth Index instead of the S&P 500 Index. The Portfolio’s subadviser believes that the Russell 1000 Growth Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

23

T. Rowe Price Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

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T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

25

T. Rowe Price Large Cap Growth Portfolio

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a

26

T. Rowe Price Large Cap Growth Portfolio

desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable

27

T. Rowe Price Large Cap Growth Portfolio

at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2008, T. Rowe Price and its affiliates had assets under management of approximately $276.3 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

29

BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

30

BlackRock Diversified Portfolio

relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

31

BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

32

BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Diversified Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

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BlackRock Diversified Portfolio

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In

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BlackRock Diversified Portfolio

these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of

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BlackRock Diversified Portfolio

Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio

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BlackRock Diversified Portfolio

manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Barclays Capital Aggregate Bond Index Portfolio

MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Barclays Capital Aggregate Bond Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

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Barclays Capital Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

46

Barclays Capital Aggregate Bond Index Portfolio

and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

47

Barclays Capital Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

48

Barclays Capital Aggregate Bond Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

49

Barclays Capital Aggregate Bond Index Portfolio

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

52

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

53

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by each Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends all or substantially all of its net investment income. Each Portfolio also annually distributes all of its net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated

54

investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

55

Index Information

Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index and Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

56

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MFS Value Portfolio, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

57

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

58

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

59

MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

60

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Income From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.05	0.08
Net realized and unrealized gain (loss) of investments	(6.66)	1.32	1.70	0.78	1.07

Total from investment operations	(6.58)	1.42	1.79	0.83	1.15

Less Distributions
Distributions from net investment income	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.21)	(0.05)	(0.07)	(0.02)

Net Asset Value, End of Period	$9.05	$16.48	$15.27	$13.53	$12.77

Total Return (%)	(41.9)	9.4	13.2	6.6	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.66	0.68	0.71	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.64	0.65	0.68	0.70	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.67	0.67	0.70	N/A	N/A
Ratio of net investment income to average net assets (%)	0.61	0.64	0.65	0.44	0.68
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$349,388	$552,460	$354,798	$235,513	$198,913

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.05 (a)	0.01	0.05
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.79	1.08

Total from investment operations	(6.58)	1.38	1.73	0.80	1.13

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.81)	(0.17)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$9.01	$16.40	$15.19	$13.47	$12.72

Total Return (%)	(42.0)	9.2	12.9	6.3	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.91	0.93	0.96	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.90	0.93	0.95	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.92	0.92	0.95	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.39	0.34	0.20	0.93
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$161,932	$292,019	$298,582	$106,181	$48,955

Please see following page for Financial Highlights footnote legend.

61

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Income From Investment Operations
Net investment income	0.06 (a)	0.08 (a)	0.07 (a)	0.04	0.06
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.77	1.08

Total from investment operations	(6.57)	1.40	1.75	0.81	1.14

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.83)	(0.19)	(0.03)	(0.05)	(0.02)

Net Asset Value, End of Period	$9.02	$16.42	$15.21	$13.49	$12.73

Total Return (%)	(41.9)	9.3	13.0	6.4	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.81	0.83	0.86	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.79	0.80	0.83	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.82	0.82	0.85	N/A	N/A
Ratio of net investment income to average net assets (%)	0.45	0.50	0.51	0.29	0.56
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$15,614	$32,149	$30,325	$28,968	$27,341

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

62

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

63

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

64

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

65

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

66

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class G

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

MetLife Stock Index Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

BlackRock Diversified Portfolio

FIXED-INCOME PORTFOLIOS

Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio)

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

Section I—Overview of Metropolitan Series Fund, Inc.	3
Section II—Information about each Portfolio	6
Section III—Other Information about the Fund	51
Financial Highlights	57

Information about each Portfolio
BlackRock Large Cap Value Portfolio	8
MetLife Stock Index Portfolio	16
BlackRock Diversified Portfolio	23
Barclays Capital Aggregate Bond Index Portfolio	36
BlackRock Money Market Portfolio	45

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Five of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

4

higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

6

Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

7

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 30, 2008, the Russell 1000 Index included companies with capitalizations of approximately $1.4 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

8

BlackRock Large Cap Value Portfolio

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio;

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index; and

•	weighted individual stocks within the applicable index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

9

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was -19.37% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-34.90%	-0.70%	0.71%		5-1-02
Class B	-35.11%	-0.96%	3.40%		7-30-02
Class E	-35.04%	-0.86%	0.55%		5-1-02
Russell 1000 Value Index	-36.85%	-0.79%	0.74%	*	—

*	Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

10

BlackRock Large Cap Value Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.72%	0.97%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$74	$230	$401	$894
Class B	$99	$309	$536	$1,190
Class E	$89	$278	$482	$1,073

11

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and

12

BlackRock Large Cap Value Portfolio

other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

13

BlackRock Large Cap Value Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel

14

BlackRock Large Cap Value Portfolio

Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

15

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

16

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

17

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

18

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

19

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

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MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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BlackRock Diversified Portfolio

United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Diversified Portfolio

relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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BlackRock Diversified Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

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BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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BlackRock Diversified Portfolio

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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BlackRock Diversified Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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BlackRock Diversified Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

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BlackRock Diversified Portfolio

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools

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BlackRock Diversified Portfolio

of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating

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BlackRock Diversified Portfolio

and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the

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BlackRock Diversified Portfolio

Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Barclays Capital Aggregate Bond Index Portfolio

MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Barclays Capital Aggregate Bond Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

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Barclays Capital Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Barclays Capital Aggregate Bond Index Portfolio

and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

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Barclays Capital Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Barclays Capital Aggregate Bond Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Barclays Capital Aggregate Bond Index Portfolio

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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BlackRock Money Market Portfolio

investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

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BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

47

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

48

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

49

BlackRock Money Market Portfolio

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

52

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

53

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/

54

or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and

55

the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

Index Information

Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index and Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s® ”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

56

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request.

57

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Income From Investment Operations
Net investment income	0.16 (a)	0.15 (a)	0.20	0.19	0.15
Net realized and unrealized gain (loss) of investments	(4.82)	0.33	2.10	0.51	1.29

Total from investment operations	(4.66)	0.48	2.30	0.70	1.44

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.18)	(0.12)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.29)	(0.68)	(1.05)	(0.25)	0.00

Net Asset Value, End of Period	$8.66	$13.61	$13.81	$12.56	$12.11

Total Return (%)	(34.9)	3.4	19.3	6.0	13.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.74	0.84	0.85	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.82	0.83	0.89
Ratio of net investment income to average net assets (%)	1.42	1.10	1.69	1.59	1.31
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$345,230	$370,865	$48,176	$38,850	$37,259

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Income From Investment Operations
Net investment income	0.13 (a)	0.11 (a)	0.14	0.13	0.08
Net realized and unrealized gain (loss) of investments	(4.81)	0.34	2.13	0.53	1.33

Total from investment operations	(4.68)	0.45	2.27	0.66	1.41

Less Distributions
Distributions from net investment income	(0.07)	(0.11)	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.26)	(0.65)	(1.02)	(0.23)	0.00

Net Asset Value, End of Period	$8.61	$13.55	$13.75	$12.50	$12.07

Total Return (%)	(35.1)	3.1	19.1	5.6	13.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	0.99	1.09	1.10	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	1.07	1.08	1.14
Ratio of net investment income to average net assets (%)	1.15	0.78	1.46	1.38	1.46
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$134,467	$164,376	$111,007	$36,725	$15,880

Please see following page for Financial Highlights footnote legend.

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BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Income From Investment Operations
Net investment income	0.14 (a)	0.12 (a)	0.14	0.18	0.12
Net realized and unrealized gain (loss) of investments	(4.82)	0.35	2.14	0.49	1.30

Total from investment operations	(4.68)	0.47	2.28	0.67	1.42

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	(0.16)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.27)	(0.66)	(1.03)	(0.23)	0.00

Net Asset Value, End of Period	$8.63	$13.58	$13.77	$12.52	$12.08

Total Return (%)	(35.0)	3.3	19.2	5.7	13.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.89	0.99	1.00	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.97	0.98	1.04
Ratio of net investment income to average net assets (%)	1.20	0.87	1.55	1.44	1.21
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$60,232	$111,396	$109,920	$58,269	$59,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

59

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

60

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

61

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

62

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

63

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

64

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

65

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

66

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

67

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E, Class F and Class G

U.S. EQUITY PORTFOLIOS

MetLife Stock Index Portfolio

MFS® Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

MetLife Mid Cap Stock Index Portfolio

Loomis Sayles Small Cap Core Portfolio
(formerly, Loomis Sayles Small Cap Portfolio)

Russell 2000® Index Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIO

Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio)

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2009

2

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”). Each Portfolio may offer up to six classes of shares: Class A, Class B, Class D, Class E, Class F and Class G shares. Twelve of these Portfolios are offered through this prospectus. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”) and certain of its affiliates (together with Metropolitan Life, the “Insurance Companies”), and may be offered to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies and may serve as an investment vehicle for Qualified Plans. The general public may not directly purchase Fund shares. The performance and expense information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. These charges may include, among others, sales charges, redemption fees, surrender fees, exchange fees and account fees. Performance results shown in this Prospectus may include the effects of expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of such arrangements and waivers.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

3

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

4

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

5

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about each Portfolio and each Portfolio’s strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

For temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Expenses

Unless otherwise noted, the annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during each Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets during the period. Generally, they have not been adjusted to reflect a Portfolio’s current asset size, including fluctuations as a result of recent market volatility. A Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio’s annual operating expenses expressed as a percentage of the Portfolio’s assets will increase as the Portfolio’s assets decrease.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, a Portfolio may experience high portfolio turnover. High portfolio turnover may result in higher brokerage and other transaction costs.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash.

6

Investment Requirements and Other Limitations

Several of the Portfolios have adopted policies that set, for example, minimum or maximum percentages of their assets to be allocated to certain types of investments or to securities of issuers within certain ranges of market capitalization. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade debt securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including loss, delay in recovery of loaned securities or collateral and loss of rights in collateral.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/msf): (i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the ten largest holdings represents. The information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio’s ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio’s complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

7

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2008, the market capitalizations of companies in the S&P 500 Index ranged from $0.5 billion to $406.1 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2008 was $6.2 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

8

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

9

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 15.27% for the second quarter of 2003, and the lowest quarterly return was -21.95% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-37.10%	-2.44%	-1.65%	—	—
Class B	-37.26%	-2.67%	N/A	-3.05%	1-2-01
Class D	N/A	N/A	N/A	N/A	5-1-09
Class E	-37.18%	-2.58%	N/A	-2.94%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

10

MetLife Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class D		Class E
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.10%		0.15%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expense	0.29%		0.54%		0.39%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.38%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class D	$39	$124	$218	$492
Class E	$44	$140	$245	$554

11

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses

12

MetLife Stock Index Portfolio

leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

13

MetLife Stock Index Portfolio

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

14

MFS® Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization US companies. MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Stock Selection

MFS uses a bottom-up approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

15

MFS® Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

During the period shown above, the highest quarterly return was 14.46% for the second quarter of 2003, and the lowest quarterly return was -18.61% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	-32.53%	1.70%	3.37%
Class B*	-32.78%	1.45%	3.12%
Class E*	-32.68%	1.55%	3.22%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

16

MFS® Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.72%		0.72%		0.72%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.80%		1.05%		0.95%
Fee Waiver(1)	(0.07%	)	(0.07%	)	(0.07%	)

Net Operating Expenses(1)	0.73%		0.98%		0.88%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$248	$437	$983
Class B	$100	$327	$573	$1,276
Class E	$90	$296	$519	$1,160

17

MFS® Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

18

MFS® Value Portfolio

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio has been co-managed by Nevin P. Chitkara and Steven R. Gorham since January 7, 2008. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the MFS investment management area since

19

MFS® Value Portfolio

1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the MFS investment management area since 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010.

For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

20

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2008, this included companies with capitalizations of approximately $1.4 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective. The Portfolio’s investments in foreign securities will be limited to 30% of total assets.

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

21

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

22

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -23.76% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-41.88%	-3.35%	-0.74%	—	—
Class B	-42.00%	-3.57%	N/A	1.21%	7-30-02
Class E	-41.95%	-3.49%	N/A	-3.00%	5-1-01
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Russell 1000 Growth Index*	-38.44%	-3.42%	-4.27%	—	—

*	In the future, the Portfolio’s performance will be compared to the Russell 1000 Growth Index instead of the S&P 500 Index. The Portfolio’s subadviser believes that the Russell 1000 Growth Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

23

T. Rowe Price Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.67%	0.92%	0.82%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this voluntary waiver were reflected in the table, the Management Fee for each Class would be 0.58%, and Total Annual Operating Expenses would be 0.65% for Class A shares, 0.90% for Class B shares and 0.80% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.
(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.66% for Class A shares, 0.91% for Class B shares and 0.81% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$68	$214	$373	$835
Class B	$94	$293	$509	$1,131
Class E	$84	$262	$455	$1,014

24

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

25

T. Rowe Price Large Cap Growth Portfolio

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a

26

T. Rowe Price Large Cap Growth Portfolio

desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable

27

T. Rowe Price Large Cap Growth Portfolio

at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over ten million retail and institutional accounts. As of December 31, 2008, T. Rowe Price and its affiliates had assets under management of approximately $276.3 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

28

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2008, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.1 billion to $4.7 billion; however, 95% of the companies in the index had market capitalizations above $0.3 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2008 was $1.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when, in MLIAC’s view, these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

29

MetLife Mid Cap Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

30

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 17.79% for the fourth quarter of 2001, and the lowest quarterly return was -25.47% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception		Inception Date
Class A	-36.17%	-0.27%	2.14%		7-5-00
Class B	-36.38%	-0.53%	1.73%		1-2-01
Class E	-36.32%	-0.43%	1.39%		5-1-01
Class G**	N/A	N/A	N/A		5-1-09
S&P MidCap 400 Index	-36.23%	-0.08%	1.26%	*	—

*	Index since inception return based on Class A inception date.
**	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

31

MetLife Mid Cap Stock Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.08%		0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.33%		0.58%		0.48%		0.63%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.32%		0.57%		0.47%		0.62%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603
Class G	$63	$201	$350	$785

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

32

MetLife Mid Cap Stock Index Portfolio

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

33

MetLife Mid Cap Stock Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

34

MetLife Mid Cap Stock Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

35

Loomis Sayles Small Cap Core Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 30, 2008, the highest market capitalization of the Russell 2000 Index was $2.8 billion. The Portfolio may invest the rest of its assets in larger companies. The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options, and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

36

Loomis Sayles Small Cap Core Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

37

Loomis Sayles Small Cap Core Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions.

During the period shown above, the highest quarterly return was 29.18% for the fourth quarter of 1999, and the lowest quarterly return was -25.01% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-35.89%	0.82%	3.49%	—	—
Class B	-36.06%	0.60%	N/A	4.67%	7-30-02
Class E	-35.99%	0.67%	N/A	1.12%	5-1-01
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

38

Loomis Sayles Small Cap Core Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses(1)	0.96%		1.21%		1.11%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.91%		1.16%		1.06%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.89% for Class A shares, 1.14% for Class B shares and 1.04% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$93	$301	$526	$1,173
Class B	$118	$379	$660	$1,462
Class E	$108	$348	$607	$1,347

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

39

Loomis Sayles Small Cap Core Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. REITs are particularly subject to credit risk and market risk.

Rule 144A Securities and other Private Placements.    The Portfolio may invest in Rule 144A and other private placements securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Loomis Sayles.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

40

Loomis Sayles Small Cap Core Portfolio

other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference investment, such as a currency, an interest rate or a security.

41

Loomis Sayles Small Cap Core Portfolio

significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2008, Loomis Sayles managed approximately $106 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G.

42

Loomis Sayles Small Cap Core Portfolio

Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

43

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2008, the highest market capitalization of companies in the Russell 2000 Index was $2.8 billion. As of the same date, the median market capitalization of companies in the Russell 2000 Index was approximately $0.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

44

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

45

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -25.85% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-33.45%	-1.00%	2.78%	—	—
Class B	-33.57%	-1.26%	N/A	1.69%	1-2-01
Class E	-33.52%	-1.16%	N/A	1.13%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Russell 2000 Index	-33.79%	-0.93%	3.02%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

46

Russell 2000 Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Glass G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.07%		0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.33%		0.58%		0.48%		0.63%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.32%		0.57%		0.47%		0.62%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603
Class G	$63	$201	$350	$785

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

47

Russell 2000 Index Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure

48

Russell 2000 Index Portfolio

to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

49

Russell 2000 Index Portfolio

management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

50

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2008, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $149.7 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $3.0 billion. As of December 31, 2008, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation

51

Morgan Stanley EAFE Index Portfolio

coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -20.00% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-42.08%	1.80%	0.48%	—	—
Class B	-42.20%	1.54%	N/A	-0.46%	1-2-01
Class E	-42.16%	1.64%	N/A	0.51%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
MSCI EAFE Index	-43.38%	1.66%	0.80%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

53

Morgan Stanley EAFE Index Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.30%		0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.12%		0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)	0.43%		0.68%		0.58%		0.73%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.42%		0.67%		0.57%		0.72%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$43	$137	$240	$541
Class B	$68	$217	$378	$846
Class E	$58	$185	$323	$725
Class G	$74	$232	$405	$906

54

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

55

Morgan Stanley EAFE Index Portfolio

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

56

Morgan Stanley EAFE Index Portfolio

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008

57

Morgan Stanley EAFE Index Portfolio

through April 30, 2009, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.30% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

58

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

59

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•

The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less publicly available information.

60

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -21.80% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-40.37%	0.04%	1.27%	—	—
Class B	-40.56%	N/A	N/A	-0.89%	4-26-04
Class E	-40.49%	-0.12%	N/A	-0.45%	5-1-01
MSCI World Index	-40.71%	-0.51%	-0.64%	—	—

61

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

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Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share value may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

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Oppenheimer Global Equity Portfolio

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

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Oppenheimer Global Equity Portfolio

Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $145 billion in assets as of December 31, 2008. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer, and a Portfolio Manager of various Oppenheimer funds. He is also a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, the Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities because, among other things, there is a greater risk that the borrower will default on its obligations.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

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United States. The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth) and will seek to outperform its equity benchmark index, the Russell 1000 Index.

With respect to the equity portion, BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy for such portion. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined - if BlackRock believes that a company is overvalued, the company will not be considered as an investment for the Portfolio’s equity portion. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies for the Portfolio’s equity portion that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. With respect to the equity portion, in seeking to outperform the Russell 1000 Index, BlackRock reviews potential investments using certain criteria that are based on the securities in such index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio’s equity portion;

•	allocation among the economic sectors of the equity portion as compared to the applicable index; and

•	weighted individual stocks within the applicable index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. Government Securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2008, the duration of this index was 3.7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•

Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 10.05% for the second quarter of 2003, and the lowest quarterly return was -11.19% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-24.79%	-0.31%	0.51%	—	—
Class B	-24.96%	N/A	N/A	-0.83%	4-26-04
Class E	-24.87%	-0.47%	N/A	-0.39%	5-1-01
Russell 1000 Index	-37.60%	-2.04%	-1.09%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.49%	0.74%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$50	$157	$274	$616
Class B	$76	$237	$411	$918
Class E	$65	$205	$357	$798

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More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include CMOs and CDOs. CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

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Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage.    Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

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Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as the value of their interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

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Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Scott Amero, Curtis Arledge, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock’s Fixed Income Portfolio Management Group. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating

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and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Curtis Arledge, Managing Director and portfolio manager since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division.

Mr. Phillips has been a Managing Director of BlackRock since 1999 and BlackRock’s Global Chief Operating Officer for Fixed Income Portfolio Management since 2008. He is a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group across the fixed income business. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fixed Income Portfolio Management Group since 1997. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll has been the Portfolio’s portfolio manager since 2006. He has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the

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Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. which he joined in 2006 following BlackRock’s merger with MLIM. He has been a member of the Portfolio’s team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since May 2009. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green, Managing Director, is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the MAPS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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MFS® Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade.

Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade will be considered “investment grade.”

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quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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MFS® Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 10.76% for the second quarter of 2003, and the lowest quarterly return was -11.83% for the fourth quarter of 2008. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	-22.15%	0.90%	1.70%	—	—
Class B	-22.35%	0.65%	N/A	1.58%	5-1-02
Class E	-22.27%	N/A	N/A	0.32%	4-26-04
Class F	-22.31%	N/A	N/A	-4.90%	5-2-06
S&P 500 Index	-37.00%	-2.19%	-1.38%	—	—
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

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MFS® Total Return Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction were shown, the Portfolio’s Total Annual Operating Expenses would have been 0.56% for Class A shares, 0.81% for Class B shares, 0.71% for Class E shares and 0.76% for Class F shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

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MFS® Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

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Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

These securities include Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs and CDOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities or a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign

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transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect,

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract generally involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

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increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities of the same issuer. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

MFS is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2008, MFS had approximately $127.6 billion in assets under management.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS. The team is comprised of Michael W. Roberge, an MFS Executive Vice President,

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and Steven R. Gorham, Richard O. Hawkins, Nevin P. Chitkara, William P. Douglas and Joshua P. Marston, each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Roberge, Mr. Marston and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998; Mr. Marston, since 1999. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.53% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Barclays Capital Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Barclays Capital U.S. Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Barclays Capital U.S. Aggregate Bond Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is comprised of the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Mortgage-Backed Securities Index, the Barclays Capital U.S. Asset-Backed Securities Index and the Barclays Capital U.S. Commercial Mortgage-Backed Securities (ERISA Only) Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, and residential and commercial mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when MLIAC believes these investments are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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Barclays Capital Aggregate Bond Index Portfolio

MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least 0.95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

During the period shown above, the highest quarterly return was 4.91% for the fourth quarter of 2008, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	5.99%	4.62%	5.39%	—	—
Class B	5.63%	4.35%	N/A	5.13%	1-2-01
Class E	5.76%	4.45%	N/A	5.28%	5-1-01
Class G*	N/A	N/A	N/A	N/A	5-1-09
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	—	—

*	No Class G shares of this Portfolio were outstanding as of December 31, 2008.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class G
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E		Class G
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%		0.30%
Other Expenses	0.04%		0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%		0.59%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%		0.58%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554
Class G	$59	$188	$328	$737

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More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage- and Asset-backed Securities

Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid.

Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases mortgage- or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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and potentially rendering them worthless; the risk of such defaults is generally higher in the case of pools that include so-called sub-prime obligations. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

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a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Derivatives

The Portfolio may use derivatives to obtain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, the Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, the Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case the Portfolio’s investment or hedge may be unsuccessful.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. The Portfolio’s investments in derivatives can significantly increase the Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to the Portfolio under the derivative contract. Derivatives may increase the Portfolio’s costs, can be illiquid and involve the risk of improper valuation, and certain derivatives have the potential for unlimited loss. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Derivative transactions can create a form of leverage. Changes in the values of the securities held by the Portfolio and therefore in the Portfolio’s net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2008, MLIAC managed approximately $6.2 billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

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Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA (“Ginnie Mae”) mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, not by the full faith and credit of the U.S. Treasury.

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investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

U.S. Treasury Temporary Guarantee Program

The Portfolio elected to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its initial two terms, which ended on April 30, 2009. Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio fell below $99.50 and the Portfolio subsequently liquidated (a “Guarantee Event”). In the event that a Guarantee Event occurred, a shareholder’s shares covered by the Program would have been the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. Assets available to the Program to support all participating money market funds did not exceed approximately $50 billion and the Program covered approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On March 31, 2009, the U.S. Treasury Department announced that the Program had been extended through September 18, 2009. As of the date this prospectus was printed, the Board of Directors had not yet considered whether to continue to participate in the Program through September 18, 2009. The Portfolio will post whether or not the Portfolio elected to participate in the extension of the Program at www.metlife.com/msf. (Click on “Download Documents.”) Additionally, you may call 1-800-343-8496 for this information. The cost to participate in the extension is approximately 0.015% of the Portfolio’s average daily net assets. Any cost to participate in the extended Program will be borne by the Portfolio.

The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009.

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Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable annuity or insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information shown reflects the reinvestment of all distributions. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.60% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	2.85%	3.31%	3.38%	—	—
Class B	2.60%	3.05%	N/A	2.47%	5-1-01
Class E	2.70%	3.15%	N/A	2.84%	4-23-03
91-Day Treasury Bill Rate	2.06%	3.23%	3.45%	—	—

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Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect Separate Account fees, variable insurance or annuity product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The expenses shown in the “Annual Portfolio Operating Expenses” table are based on the Portfolio’s most recently completed fiscal year and are stated as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

	Class A		Class B		Class E
Management Fees	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million.
(2)	Other Expenses includes the expenses paid by the Portfolio to participate in the Treasury Guarantee Program, which were 0.012% for the period September 19, 2008 through December 31, 2008.
*	In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive a portion of their fees and/or reimburse the Portfolio for certain expenses in an attempt to increase the Portfolio’s current yield. Any such waiver or reimbursement may be discontinued at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain as stated above. The Example does not reflect any Separate Account fees, annuity or insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

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More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in economic factors, investor sentiment, or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated issues may affect their value or liquidity.

Portfolio Management

BlackRock is a Delaware corporation and a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.3 trillion as of December 31, 2008. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2009 through April 30, 2010. For the year ended December 31, 2008, the Portfolio paid MetLife Advisers an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

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Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio, and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different asset sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% per year for the Class G shares. These fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

Further, in accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has contracted with the Separate Accounts of the Insurance Companies to enable it to request and receive information regarding transactions in the shares of the Fund’s Portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that may invest in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that may trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends all or substantially all of its net investment income. These Portfolios also annually distribute all of their net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Under federal tax law, to avoid the imposition of a 4% non-deductible excise tax, a regulated investment company generally is required to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 of such year. Although each Portfolio believes that it is not subject to the excise tax because it has only Separate Accounts and/

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or Qualified Plans as shareholders, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such distributions are determined to be in the best interest of such Portfolio’s shareholders.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders annually, and otherwise satisfies the requirements for qualification as a regulated investment company, the Portfolio itself generally will not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if a Portfolio were to incur any such liability, the investment performance of such Portfolio would be adversely affected.

A Portfolio investing in foreign securities and currencies may be subject to foreign withholding and other taxes, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, a Portfolio’s investment in foreign securities or foreign currencies, certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and certain derivative instruments may increase or accelerate the Portfolio’s recognition of ordinary income, may produce a difference between the Portfolio’s book income and its taxable income, may cause the Portfolio to recognize taxable income in excess of the cash generated by such investments and may affect the timing, character or amount of the Portfolio’s distributions. Because a Portfolio may recognize taxable income in excess of the cash generated by its investments, the Portfolio could be required at times to liquidate investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity contracts and variable life contracts that are funded by Separate Accounts, and participants in Qualified Plans, are not taxed currently on income or gains realized by a Separate Account or Qualified Plan with respect to Portfolio shares. However, some distributions from Separate Accounts or Qualified Plans may be taxable to the contract-holder or participant at ordinary income tax rates. In addition, distributions made to a contract-holder or participant who is younger than 59½ may be subject to a 10% penalty tax. Contract-holders and participants should ask their own tax advisers for more information regarding their own tax situations, including the possible applicability of federal, state, local, foreign or other applicable taxes.

In order for contract-holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

In addition, the discussion herein is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company Separate Accounts. If the Internal Revenue Service finds that the contract-holders have an impermissible level of “investor control” over the investment options underlying the variable contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio

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distributions and on the proceeds of any redemption of Portfolio shares under the applicable Code rules. Please see the SAI for further discussion.

Since the shareholders of the Portfolios will be Separate Accounts or Qualified Plans, no discussion is included here as to the federal income tax consequences of an investment in a Portfolio at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences of purchasing and owning variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Barclays Capital sponsors the Barclays Capital U.S. Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

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Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2008) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Because the MetLife Stock Index Portfolio had not offered Class D shares as of the date of this prospectus, and MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio and Barclays Capital Aggregate Bond Index Portfolio had not offered Class G shares as of such date, there are no financial highlights presented for those share classes of those Portfolios. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to MFS Value Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm (“D&T”). D&T’s report with respect to each Portfolio of the Fund, along with such Portfolios’ financial statements, including any notes thereto, are included in the Fund’s annual report for the period ended December 31, 2008, which is available upon request. The information in the following tables for MFS Value Portfolio for periods prior to 2005 is derived from the financial statements of a predecessor to the MFS Value Portfolio, the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”). The information for the TST MFS Value Predecessor was audited by KPMG LLP, whose report for such fund, dated February 18, 2005, expresses an unqualified opinion.

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MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please see following page for Financial Highlights footnote legend.

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MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

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MFS® Value Portfolio*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

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T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Income From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.05	0.08
Net realized and unrealized gain (loss) of investments	(6.66)	1.32	1.70	0.78	1.07

Total from investment operations	(6.58)	1.42	1.79	0.83	1.15

Less Distributions
Distributions from net investment income	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.21)	(0.05)	(0.07)	(0.02)

Net Asset Value, End of Period	$9.05	$16.48	$15.27	$13.53	$12.77

Total Return (%)	(41.9)	9.4	13.2	6.6	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.66	0.68	0.71	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.64	0.65	0.68	0.70	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.67	0.67	0.70	N/A	N/A
Ratio of net investment income to average net assets (%)	0.61	0.64	0.65	0.44	0.68
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$349,388	$552,460	$354,798	$235,513	$198,913

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.05 (a)	0.01	0.05
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.79	1.08

Total from investment operations	(6.58)	1.38	1.73	0.80	1.13

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.81)	(0.17)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$9.01	$16.40	$15.19	$13.47	$12.72

Total Return (%)	(42.0)	9.2	12.9	6.3	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.91	0.93	0.96	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.90	0.93	0.95	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.92	0.92	0.95	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.39	0.34	0.20	0.93
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$161,932	$292,019	$298,582	$106,181	$48,955

Please see following page for Financial Highlights footnote legend.

114

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Income From Investment Operations
Net investment income	0.06 (a)	0.08 (a)	0.07 (a)	0.04	0.06
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.77	1.08

Total from investment operations	(6.57)	1.40	1.75	0.81	1.14

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.83)	(0.19)	(0.03)	(0.05)	(0.02)

Net Asset Value, End of Period	$9.02	$16.42	$15.21	$13.49	$12.73

Total Return (%)	(41.9)	9.3	13.0	6.4	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.81	0.83	0.86	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.79	0.80	0.83	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.82	0.82	0.85	N/A	N/A
Ratio of net investment income to average net assets (%)	0.45	0.50	0.51	0.29	0.56
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$15,614	$32,149	$30,325	$28,968	$27,341

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

115

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Income From Investment Operations
Net investment income	0.18 (a)	0.20 (a)	0.18	0.15	0.11
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.27	1.40	1.79

Total from investment operations	(4.94)	1.15	1.45	1.55	1.90

Less Distributions
Distributions from net investment income	(0.19)	(0.12)	(0.19)	(0.10)	(0.06)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.43)	(0.76)	(1.24)	(0.83)	(0.09)

Net Asset Value, End of Period	$8.66	$15.03	$14.64	$14.43	$13.71

Total Return (%)	(36.2)	7.8	10.1	12.3	16.0
Ratio of operating expenses to average net assets (%)	0.32	0.31	0.33	0.34	0.35
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.33	0.32	0.34	0.34	N/A
Ratio of net investment income to average net assets (%)	1.52	1.33	1.28	1.18	0.85
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$166,319	$277,839	$261,588	$232,461	$197,642

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Income From Investment Operations
Net investment income	0.15 (a)	0.16 (a)	0.14	0.11	0.06
Net realized and unrealized gain (loss) of investments	(5.09)	0.94	1.26	1.40	1.79

Total from investment operations	(4.94)	1.10	1.40	1.51	1.85

Less Distributions
Distributions from net investment income	(0.15)	(0.08)	(0.14)	(0.07)	(0.04)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.39)	(0.72)	(1.19)	(0.80)	(0.07)

Net Asset Value, End of Period	$8.58	$14.91	$14.53	$14.32	$13.61

Total Return (%)	(36.4)	7.5	9.8	12.0	15.7
Ratio of operating expenses to average net assets (%)	0.57	0.56	0.58	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.57	0.59	0.59	N/A
Ratio of net investment income to average net assets (%)	1.29	1.07	1.03	0.94	0.61
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$133,390	$192,044	$157,773	$111,361	$64,207

Please see following page for Financial Highlights footnote legend.

116

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.17	0.14	0.08
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.24	1.39	1.79

Total from investment operations	(4.95)	1.13	1.41	1.53	1.87

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.16)	(0.08)	(0.05)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.40)	(0.74)	(1.21)	(0.81)	(0.08)

Net Asset Value, End of Period	$8.61	$14.96	$14.57	$14.37	$13.65

Total Return (%)	(36.3)	7.7	9.9	12.2	15.9
Ratio of operating expenses to average net assets (%)	0.47	0.46	0.48	0.49	0.50
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.48	0.47	0.49	0.49	N/A
Ratio of net investment income to average net assets (%)	1.36	1.18	1.12	1.03	0.71
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$37,995	$69,898	$70,162	$66,712	$62,530

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

117

Loomis Sayles Small Cap Core Portfolio

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$247.66	$249.37		$232.80	$220.60	$189.55

Income From Investment Operations
Net investment income (loss)	0.56 (a)	(0.08	)(a)	0.45	0.11	(0.27)
Net realized and unrealized gain (loss) of investments	(79.58)	28.82		37.97	14.79	31.32

Total from investment operations	(79.02)	28.74		38.42	14.90	31.05

Less Distributions
Distributions from net investment income	0.00	(0.22)		0.00	0.00	0.00
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.45)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$134.79	$247.66		$249.37	$232.80	$220.60

Total Return (%)	(35.9)	11.9		16.7	6.9	16.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.90		0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.89		0.92	0.91	0.95
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.96	0.95		0.98	0.94	0.98
Ratio of net investment income (loss) to average net assets (%)	0.31	(0.03)		0.18	0.05	(0.13)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$192,120	$365,435		$371,963	$351,279	$368,666

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$243.90	$246.37		$230.75	$219.20	$188.59

Income From Investment Operations
Net investment income (loss)	0.12 (a)	(0.67	)(a)	0.12	(0.25)	0.08
Net realized and unrealized gain (loss) of investments	(78.14)	28.43		37.35	14.50	30.53

Total from investment operations	(78.02)	27.76		37.47	14.25	30.61

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.03	$243.90		$246.37	$230.75	$219.20

Total Return (%)	(36.1)	11.6		16.4	6.7	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.16	1.15		1.18	1.19	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14	1.14		1.17	1.17	1.20
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.21	1.20		1.23	1.19	1.23
Ratio of net investment income (loss) to average net assets (%)	0.07	(0.27)		(0.02)	(0.16)	(0.07)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$74,957	$108,142		$67,360	$25,364	$6,440

Please see following page for Financial Highlights footnote legend.

118

Loomis Sayles Small Cap Core Portfolio

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$245.18	$247.29		$231.34	$219.57	$188.95

Income From Investment Operations
Net investment income (loss)	0.28 (a)	(0.45	)(a)	0.14	(0.21)	(0.45)
Net realized and unrealized gain (loss) of investments	(78.62)	28.57		37.66	14.68	31.07

Total from investment operations	(78.34)	28.12		37.80	14.47	30.62

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.99	$245.18		$247.29	$231.34	$219.57

Total Return (%)	(36.0)	11.7		16.5	6.8	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05		1.08	1.09	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04	1.04		1.07	1.06	1.10
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.11	1.10		1.13	1.09	1.13
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.18)		0.03	(0.10)	(0.26)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$35,047	$63,434		$59,821	$50,554	$47,131

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

119

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Income From Investment Operations
Net investment income	0.20 (a)	0.22 (a)	0.18 (a)	0.14	0.12
Net realized and unrealized gain (loss) of investments	(4.71)	(0.38)	2.30	0.40	2.00

Total from investment operations	(4.51)	(0.16)	2.48	0.54	2.12

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.77)	(1.35)	(0.72)	(0.63)	(0.06)

Net Asset Value, End of Period	$8.89	$14.17	$15.68	$13.92	$14.01

Total Return (%)	(33.5)	(1.6)	18.0	4.5	17.8
Ratio of operating expenses to average net assets (%)	0.31	0.31	0.35	0.35	0.37
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.32	0.36	0.36	N/A
Ratio of net investment income to average net assets (%)	1.68	1.47	1.21	1.10	0.97
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$389,888	$610,844	$331,568	$266,467	$254,898

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.14 (a)	0.10	0.08
Net realized and unrealized gain (loss) of investments	(4.63)	(0.38)	2.25	0.41	1.98

Total from investment operations	(4.46)	(0.20)	2.39	0.51	2.06

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.09)	(0.08)	(0.04)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.73)	(1.31)	(0.68)	(0.60)	(0.04)

Net Asset Value, End of Period	$8.74	$13.93	$15.44	$13.73	$13.82

Total Return (%)	(33.6)	(1.8)	17.6	4.3	17.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.60	0.60	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.57	0.61	0.61	N/A
Ratio of net investment income to average net assets (%)	1.43	1.17	0.97	0.87	0.77
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$103,465	$160,849	$159,003	$108,689	$76,322

Please see following page for Financial Highlights footnote legend.

120

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Income From Investment Operations
Net investment income	0.18 (a)	0.19 (a)	0.16 (a)	0.13	0.09
Net realized and unrealized gain (loss) of investments	(4.69)	(0.37)	2.28	0.40	1.99

Total from investment operations	(4.51)	(0.18)	2.44	0.53	2.08

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.74)	(1.33)	(0.70)	(0.61)	(0.05)

Net Asset Value, End of Period	$8.85	$14.10	$15.61	$13.87	$13.95

Total Return (%)	(33.5)	(1.7)	17.7	4.4	17.5
Ratio of operating expenses to average net assets (%)	0.46	0.46	0.50	0.50	0.52
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.47	0.51	0.51	N/A
Ratio of net investment income to average net assets (%)	1.52	1.27	1.05	0.95	0.82
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$26,011	$46,861	$55,208	$49,489	$51,061

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

121

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Income From Investment Operations
Net investment income	0.46 (a)	0.46 (a)	0.35 (a)	0.25	0.21
Net realized and unrealized gain (loss) of investments	(7.31)	1.26	2.95	1.26	1.70

Total from investment operations	(6.85)	1.72	3.30	1.51	1.91

Less Distributions
Distributions from net investment income	(0.41)	(0.35)	(0.25)	(0.20)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.98)	(0.53)	(0.25)	(0.20)	(0.07)

Net Asset Value, End of Period	$9.36	$17.19	$16.00	$12.95	$11.64

Total Return (%)	(42.1)	10.8	25.7	13.2	19.6
Ratio of operating expenses to average net assets (%)	0.41	0.41	0.49	0.51	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.42	0.41	0.50	0.51	N/A
Ratio of net investment income to average net assets (%)	3.44	2.69	2.46	2.19	2.01
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$269,718	$511,803	$320,845	$242,623	$210,034

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Income From Investment Operations
Net investment income	0.42 (a)	0.41 (a)	0.31 (a)	0.19	0.12
Net realized and unrealized gain (loss) of investments	(7.19)	1.23	2.91	1.27	1.74

Total from investment operations	(6.77)	1.64	3.22	1.46	1.86

Less Distributions
Distributions from net investment income	(0.37)	(0.30)	(0.22)	(0.18)	(0.06)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.94)	(0.48)	(0.22)	(0.18)	(0.06)

Net Asset Value, End of Period	$9.21	$16.92	$15.76	$12.76	$11.48

Total Return (%)	(42.2)	10.5	25.5	12.9	19.3
Ratio of operating expenses to average net assets (%)	0.66	0.66	0.74	0.76	0.84
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.67	0.66	0.75	0.76	N/A
Ratio of net investment income to average net assets (%)	3.21	2.46	2.18	1.86	1.60
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$196,039	$297,898	$231,042	$145,077	$73,707

Please see following page for Financial Highlights footnote legend.

122

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Income From Investment Operations
Net investment income	0.44 (a)	0.43 (a)	0.33 (a)	0.26	0.19
Net realized and unrealized gain (loss) of investments	(7.28)	1.25	2.94	1.23	1.70

Total from investment operations	(6.84)	1.68	3.27	1.49	1.89

Less Distributions
Distributions from net investment income	(0.39)	(0.32)	(0.24)	(0.18)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.96)	(0.50)	(0.24)	(0.18)	(0.07)

Net Asset Value, End of Period	$9.31	$17.11	$15.93	$12.90	$11.59

Total Return (%)	(42.2)	10.6	25.6	13.0	19.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.64	0.66	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.56	0.65	0.66	N/A
Ratio of net investment income to average net assets (%)	3.31	2.57	2.32	2.05	1.91
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$45,699	$84,400	$82,835	$74,489	$73,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

123

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Income From Investment Operations
Net investment income	0.30 (a)	0.21 (a)	0.21 (a)	0.12	0.11
Net realized and unrealized gain (loss) of investments	(7.06)	0.89	2.26	1.98	1.74

Total from investment operations	(6.76)	1.10	2.47	2.10	1.85

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.41)	(0.08)	(0.19)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.84)	(0.46)	(0.72)	(0.08)	(0.19)

Net Asset Value, End of Period	$9.90	$17.50	$16.86	$15.11	$13.09

Total Return (%)	(40.4)	6.5	16.6	16.2	16.4
Ratio of operating expenses to average net assets (%)	0.61	0.61	0.66	0.93	0.81
Ratio of net investment income to average net assets (%)	2.16	1.19	1.37	0.87	0.95
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$349,029	$653,910	$648,024	$226,037	$195,181

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.26 (a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	(7.04)	0.89	2.25	2.02	1.43

Total from investment operations	(6.78)	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.80)	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.6)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	1.91	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$166,045	$285,118	$260,542	$27,790	$3,646

Please see following page for Financial Highlights footnote legend.

124

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Income From Investment Operations
Net investment income	0.28 (a)	0.18 (a)	0.18 (a)	0.11	0.11
Net realized and unrealized gain (loss) of investments	(7.05)	0.88	2.27	1.97	1.71

Total from investment operations	(6.77)	1.06	2.45	2.08	1.82

Less Distributions
Distributions from net investment income	(0.28)	(0.17)	(0.39)	(0.06)	(0.18)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.81)	(0.43)	(0.70)	(0.06)	(0.18)

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.5)	6.3	16.5	16.1	16.1
Ratio of operating expenses to average net assets (%)	0.76	0.76	0.81	1.08	0.96
Ratio of net investment income to average net assets (%)	2.01	1.04	1.13	0.71	0.81
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$11,165	$24,793	$24,311	$20,674	$15,303

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

125

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please see following page for Financial Highlights footnote legend.

126

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

127

MFS® Total Return Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Income From Investment Operations
Net investment income	4.08 (a)	4.40 (a)	4.32	3.84	3.60
Net realized and unrealized gain (loss) of investments	(35.15)	2.49	13.06	0.46	11.53

Total from investment operations	(31.07)	6.89	17.38	4.30	15.13

Less Distributions
Distributions from net investment income	(5.02)	(3.51)	(5.49)	(2.61)	(4.52)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.81)	(8.81)	(8.92)	(4.27)	(5.30)

Net Asset Value, End of Period	$107.65	$154.53	$156.45	$147.99	$147.96

Total Return (%)	(22.2)	4.4	12.2	3.1	11.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.58	0.59	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.56	0.57	0.58	0.65	0.63
Ratio of net investment income to average net assets (%)	3.15	2.80	2.74	2.53	2.60
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$177,742	$264,376	$279,698	$261,653	$268,870

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Income From Investment Operations
Net investment income	3.72 (a)	3.97 (a)	3.71	2.75	3.64
Net realized and unrealized gain (loss) of investments	(34.82)	2.45	13.15	1.16	11.01

Total from investment operations	(31.10)	6.42	16.86	3.91	14.65

Less Distributions
Distributions from net investment income	(4.63)	(3.09)	(4.99)	(2.26)	(4.21)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.42)	(8.39)	(8.42)	(3.92)	(4.99)

Net Asset Value, End of Period	$106.53	$153.05	$155.02	$146.58	$146.59

Total Return (%)	(22.3)	4.1	11.9	2.9	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.83	0.84	0.91	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.83	0.90	0.88
Ratio of net investment income to average net assets (%)	2.90	2.56	2.50	2.29	2.39
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$161,732	$233,742	$210,529	$158,528	$103,373

Please see following page for Financial Highlights footnote legend.

128

MFS® Total Return Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$153.85	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	3.88 (a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	(35.00)	2.46	12.81	0.60	9.35

Total from investment operations	(31.12)	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.78)	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(15.57)	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$107.16	$153.85	$155.83	$147.36	$147.29

Total Return (%)	(22.3)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.71	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.98	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$40,104	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$153.46	$155.39	$143.80

Income From Investment Operations
Net investment income	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(34.91)	2.43	8.90

Total from investment operations	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	0.00

Total distributions	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$106.86	$153.46	$155.39

Total Return (%)	(22.3)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.94	2.60	2.67	(e)
Portfolio turnover rate (%)	52	58	55
Net assets, end of period (000)	$789,286	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

129

Barclays Capital Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please see following page for Financial Highlights footnote legend.

130

Barclays Capital Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

131

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please see following page for Financial Highlights footnote legend.

132

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 3 in the Notes to the Portfolio’s Financial Statements included in the Fund’s annual report for the period ended December 31, 2008.

133

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The independent registered public accounting firm’s report and the financial statements, including any notes thereto, included in the Fund’s annual report for the period ended December 31, 2008 are incorporated by reference into this prospectus, which means that they are a part of this prospectus for legal purposes.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.